UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07140

Van Kampen Series Funds, Inc.
(Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York			10020
(Address of principal executive offices)			(Zip code)

Ronald Robison 1221 Avenue of the Americas, New York, New York 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-762-4000

Date of fiscal year end:	6/30

Date of reporting period:	12/31/04

Item 1.  Reports to Shareholders.

The Trust’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Van Kampen

American Value Fund

SEMIANNUAL REPORT

December 31, 2004

Enjoy Life's True Wealth

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen American Value Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2004.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 12/31/04

Average Annual Total Returns

	A Shares since 10/18/93		B Shares since 8/01/95		C Shares since 10/18/93
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge
Since Inception	10.77%	10.19%	10.33%	10.33%	9.98%	9.98%
10-year	11.89	11.24	-	-	11.12	11.12
5-year	2.31	1.10	1.53	1.25	1.67	1.67
1-year	14.38	7.79	13.48	8.48	13.48	12.48
6-month	9.99	3.66	9.57	4.57	9.55	8.55

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since-inception and 10 year returns for Class B shares reflects its conversion into Class A shares seven years after purchase. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Figures shown above assume reinvestment of all dividends and capital gains.

The Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500TM Index measures the performance of the smallest 2,500 companies of the Russell 3000® Index. The Russell 2500TM Value Index measures the performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

1

Fund Report

for the six-month period ended December 31, 2004

Van Kampen American Value Fund is managed by the adviser's Equity Income team.1 Current members include James A. Gilligan, Managing Director; James O. Roeder, Executive Director; Thomas Bastian, Sergio Marcheli and Vincent E. Vizachero, Vice Presidents of the Adviser.

Market Conditions

The U.S. stock market provided a robust return in the second half of 2004. When the reporting period began, the market was pressured by a variety of factors: uncertainty as to the pace at which the Federal Reserve Board ("the Fed") would increase interest rates, the emergence of a "soft patch" in the U.S. economy, rising oil prices, and concern about the uncertainty associated with the November U.S. presidential elections. These fears led to a steady decline in stock prices from the beginning of July though mid-August. But one by one, the issues began to resolve themselves: the Fed convinced the markets it would raise rates at a "measured pace," the economy regained its footing, crude oil cooled off beginning in late October, and the election passed without the difficulties we witnessed in 2000. As these worries dissipated, investors were free to focus on the continued strength in corporate earnings, particularly for small- and mid-sized companies. The result was that by the end of the year, the market had produced a respectable return for the semiannual period.

In an environment marked by both a solid fundamental underpinning as well as high-profile risks, the value style outperformed growth. Small- to mid-sized companies-on the strength of superior earnings growth-continued to outpace their larger counterparts. Taken as a whole, this backdrop proved favorable for the fund given its focus on mid-sized value stocks.

1Team members may change at any time without notice.

2

Performance Analysis

For the six-month period ended December 31, 2004, Van Kampen American Value Fund produced a total return of 9.99 percent (Class A shares, assuming no front-end sales charge was paid) underperforming its benchmark, the Russell Midcap® Value Index which returned 15.43 percent.

The most significant cause for underperformance was the fund's positioning within technology. First, the fund held an overweight-a weighting above that of the benchmark-in the group, which was a negative given that tech stocks underperformed. Performance was also negatively affected by stock selection within the software and services subsector. Here, the fund's position in Sabre Holdings, the online travel reservation service, lost ground as a result of weakness in the travel business overall. On the plus side, the fund benefited from remaining underweight in the more economically-sensitive areas of the tech sector-such as semiconductors and hardware-which underperformed during the semiannual period. However, we have begun to reduce the fund's exposure to some names in software and services in order to begin taking advantage of potential opportunities in the areas of technology that underperformed in 2004.

The second largest impact on performance came from what proved to be an overly defensive positioning within industrials stocks. By "defensive," we refer to the fund's holdings in stocks that should outperform in a more challenging environment for the sector, but lag when the backdrop is favorable. So even though the absolute performance of our holdings in the industrials area was positive and the fund benefited from holding an overweight in the group, performance lagged in relation to the benchmark. The primary reason for our defensive posture was that industrials stocks tend to have high debt levels versus the overall market, and are therefore more sensitive to interest rate movements. While the rise in short-term rates in 2004 did not translate into higher rates on longer-term debt, we believe the potential for this eventuality remains in place as we enter 2005. We, therefore, currently intend to maintain the fund's defensive positioning within industrials.

Total return for the six-month period ending December 31, 2004

Class A	Class B	Class C	Russell MidCap® Value Index
9.99%	9.57%	9.55%	15.43%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. See Performance Summary for additional performance information.

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance.

3

Turning to the factors that had a positive impact on performance, our stock selection in the materials sector proved beneficial. The top performers in this area were Lyondell Chemical, which we believe is undervalued relative to its peer group; and International Flavors and Fragrances, the leading maker of artificial flavors. Energy was also a bright spot, as the rising price of oil led to a sharp increase in profits and corresponding strength in stock price performance for companies in the sector. As a result, our decision to hold an overweight position was helpful. We began building our sector weighting in 2002 and 2003 when the price of oil was depressed at $17-20 per barrel, and therefore came into 2004 with an even larger overweight in energy than we held at year-end. This positioning paid off, and we have since begun to pare back on the portfolio's energy weighted in order to take profits while the price of oil is elevated. Top performers within energy were Transocean Inc., an exploration and production company, and El Paso Energy, whose business is diversified among pipelines, services, and production.

Although the stock market environment for the stock remains generally favorable, the investment environment is likely to grow more challenging in the year ahead. Small- to mid-sized companies and value stocks all outperformed during the past year, and in the process closed the performance gap with respect to large-caps and growth stocks, respectively. By continuing to invest in what we consider to be attractively valued companies with a catalyst for fundamental improvement, we anticipate that we will be able to recognize compelling investment opportunities ahead of the market. Even though the fund lagged in 2004 we believe our emphasis on fundamental research, valuations and individual stock selection will bear fruit over the long-term.

There is no guarantee that any securities will continue to perform well or be held by the fund in the future.

4

Top 10 Holdings as of 12/31/04
Hubbell, Inc., Class B	3.5%
Lyondell Chemical Co.	3.4
BISYS Group, Inc.	3.3
Valassis Communications, Inc.	3.2
Sovereign Bancorp, Inc.	3.1
Scholastic Corp.	2.9
Goodrich Corp.	2.8
Applera Corp.	2.8
Fluor Corp.	2.7
Cooper Cameron Corp.	2.5
Summary of Investments by Industry Classification as of 12/31/04
Electric Utilities	6.0%
Thrifts & Mortgage Finance	5.6
Data Processing & Outsourcing Services	4.5
Real Estate Investment Trusts	4.2
Specialty Stores	4.0
Oil & Gas Refining & Marketing	3.6
Heavy Electrical Equipment	3.5
Diversified Chemicals	3.4
Commercial Printing	3.2
Publishing	2.9
Aerospace & Defense	2.8
Biotechnology	2.8
Construction & Engineering	2.7
Oil & Gas Equipment & Services	2.5
Multi-line Insurance	2.5
Pharmaceuticals	2.5
Employment Services	2.4
Airlines	2.4
Hotels	2.3
Housewares & Specialties	2.3
Oil & Gas Drilling	2.2
Other Diversified Financial Services	2.2
Auto Parts & Equipment	2.2
Life & Health Insurance	2.1
Multi-Utilities & Unregulated Power	2.1
Application Software	2.0
Industrial Machinery	1.9
Property & Casualty	1.9

(continued on next page)

5

Summary of Investments by Industry Classification as of 12/31/04

(continued from previous page)

Asset Management & Custody Banks	1.8
Health Care Equipment	1.8
Health Care Services	1.6
Integrated Oil & Gas	1.4
Internet Software & Services	1.4
Restaurants	1.0
Semiconductors	1.0
Specialty Chemicals	1.0
Paper Packaging	0.9
Regional Banks	0.5
Total Long-Term Investments	95.1
Short-Term Investments	4.8
Other Assets in Excess of Liabilities	0.1
Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

6

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102. You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

7

Proxy Voting Policies and Procedures and Proxy Voting Record

The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/01/04 - 12/31/04.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/04	12/31/04	7/1/04-12/31/04
Class A
Actual	$1,000.00	$1,099.86	$7.52
Hypothetical (5% annual return before expenses)	1,000.00	1,018.01	7.22
Class B
Actual	1,000.00	1,095.69	11.57
Hypothetical (5% annual return before expenses)	1,000.00	1,014.21	11.12
Class C
Actual	1,000.00	1,095.49	11.51
Hypothetical (5% annual return before expenses)	1,000.00	1,014.21	11.07

*  Expenses are equal to the Fund's annualized expense ratio of 1.42%, 2.18%, and 2.18% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by184/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

9

Van Kampen American Value Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited)

Description	Number of Shares	Value
Common Stocks 95.1%
Aerospace & Defense 2.8%
Goodrich Corp.	373,940	$12,205,402
Airlines 2.4%
Southwest Airlines Co.	640,080	10,420,502
Application Software 2.0%
Cadence Design Systems, Inc. (a)	635,060	8,770,179
Asset Management & Custody Banks 1.8%
Northern Trust Corp.	162,240	7,881,619
Auto Parts & Equipment 2.2%
Magna International, Inc., Class A (Canada)	115,510	9,535,350
Biotechnology 2.8%
Applera Corp.	579,950	12,126,754
Commercial Printing 3.2%
Valassis Communications, Inc. (a)	406,120	14,218,261
Construction & Engineering 2.7%
Fluor Corp.	215,230	11,732,187
Data Processing & Outsourcing Services 4.5%
BISYS Group, Inc. (a)	886,900	14,589,505
Sabre Holdings Corp., Class A	235,190	5,211,810
		19,801,315
Diversified Chemicals 3.4%
Lyondell Chemical Co.	524,870	15,179,240
Electric Utilities 6.0%
Edison International, Inc.	264,730	8,479,302
Pinnacle West Capital Corp.	201,690	8,957,053
Wisconsin Energy Corp.	265,690	8,956,410
		26,392,765
Employment Services 2.4%
Manpower, Inc.	217,650	10,512,495
Health Care Equipment 1.8%
Bausch & Lomb, Inc.	120,080	7,740,357

See Notes to Financial Statements

10

Van Kampen American Value Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Health Care Services 1.6%
IMS Health, Inc.	303,510	$7,044,467
Heavy Electrical Equipment 3.5%
Hubbell, Inc., Class B	295,620	15,460,926
Hotels 2.3%
Starwood Hotels & Resorts Worldwide, Inc.	170,850	9,977,640
Housewares & Specialties 2.3%
Newell Rubbermaid, Inc.	410,000	9,917,900
Industrial Machinery 1.9%
Pall Corp.	294,230	8,517,958
Integrated Oil & Gas 1.4%
Amerada Hess Corp.	76,670	6,316,075
Internet Software & Services 1.4%
BearingPoint, Inc. (a)	782,070	6,280,022
Life & Health Insurance 2.1%
Conseco, Inc. (a)	469,960	9,375,702
Multi-line Insurance 2.5%
Assurant, Inc.	179,930	5,496,862
Horace Mann Educators Corp.	291,600	5,563,728
		11,060,590
Multi-Utilities & Unregulated Power 2.1%
Constellation Energy Group, Inc.	213,140	9,316,349
Oil & Gas Drilling 2.2%
Transocean, Inc. (Cayman Islands) (a)	232,440	9,853,132
Oil & Gas Equipment & Services 2.5%
Cooper Cameron Corp. (a)	208,300	11,208,623
Oil & Gas Refining & Marketing 3.6%
El Paso Corp.	899,420	9,353,968
Valero Energy Corp.	145,180	6,591,172
		15,945,140
Other Diversified Financial Services 2.2%
A.G. Edwards, Inc.	222,730	9,624,163

See Notes to Financial Statements

11

Van Kampen American Value Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Paper Packaging 0.9%
Temple-Inland, Inc.	57,510	$3,933,684
Pharmaceuticals 2.5%
Watson Pharmaceuticals, Inc. (a)	332,280	10,902,107
Property & Casualty 1.9%
ACE, Ltd. (Cayman Islands)	192,750	8,240,063
Publishing 2.9%
Scholastic Corp. (a)	341,430	12,619,253
Real Estate Investment Trusts 4.2%
General Growth Properties, Inc.	251,000	9,076,160
Macerich Co.	149,200	9,369,760
		18,445,920
Regional Banks 0.5%
Regional Bank HOLDRs Trust (a)	15,070	2,139,187
Restaurants 1.0%
Darden Restaurants, Inc.	160,210	4,444,225
Semiconductors 1.0%
Advanced Micro Devices, Inc. (a)	197,840	4,356,437
Specialty Chemicals 1.0%
International Flavors & Fragrances, Inc.	99,420	4,259,153
Specialty Stores 4.0%
Linens N Things, Inc. (a)	333,170	8,262,616
Office Depot, Inc. (a)	550,590	9,558,242
		17,820,858
Thrifts & Mortgage Finance 5.6%
PMI Group, Inc.	266,660	11,133,055
Sovereign Bancorp, Inc.	605,310	13,649,741
		24,782,796
Total Long-Term Investments 95.1% (Cost $356,243,807)		418,358,796

See Notes to Financial Statements

12

Van Kampen American Value Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Value
Repurchase Agreement 4.8%
State Street Bank & Trust Co. ($21,206,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.40%, dated 12/31/04, to be sold on 01/03/05 at $21,208,474) (Cost $21,206,000)	$21,206,000
Total Investments 99.9% (Cost $377,449,807)	439,564,796
Other Assets in Excess of Liabilities 0.1%	652,982
Net Assets 100.0%	$440,217,778

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements

13

Van Kampen American Value Fund

Financial Statements

Statement of Assets and Liabilities

December 31, 2004 (Unaudited)

Assets:
Total Investments (Cost $377,449,807)	$439,564,796
Cash	644
Receivables:
Fund Shares Sold	859,332
Dividends	714,808
Investments Sold	622,001
Interest	825
Other	79,490
Total Assets	441,841,896
Liabilities:
Payables:
Fund Shares Repurchased	617,506
Distributor and Affiliates	440,461
Investment Advisory Fee	262,933
Accrued Expenses	193,361
Trustees' Deferred Compensation and Retirement Plans	109,857
Total Liabilities	1,624,118
Net Assets	$440,217,778
Net Assets Consist of:
Capital (Par value of $.01 per share with an unlimited number of shares authorized)	$446,433,219
Net Unrealized Appreciation	62,114,989
Accumulated Net Investment Loss	(738,289)
Accumulated Net Realized Loss	(67,592,141)
Net Assets	$440,217,778
Net Asset Value Per Common Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $224,579,985 and 9,227,754 shares of beneficial interest issued and outstanding)	$24.34
Maximum sales charge (5.75% of offering price)	1.48
Maximum offering price to public	$25.82
Class B Shares:
Net asset value and offering price per share (Based on net assets of $153,334,205 and 6,694,755 shares of beneficial interest issued and outstanding)	$22.90
Class C Shares:
Net asset value and offering price per share (Based on net assets of $62,303,588 and 2,701,365 shares of beneficial interest issued and outstanding)	$23.06

See Notes to Financial Statements

14

Van Kampen American Value Fund

Financial Statements continued

Statement of Operations

For the Six Months Ended December 31, 2004 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $11,429)	$2,867,757
Interest	88,412
Total Income	2,956,169
Expenses:
Investment Advisory Fee	1,595,734
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $235,444, $728,132 and $296,255, respectively)	1,259,831
Shareholder Services	528,930
Legal	23,556
Custody	19,709
Trustees' Fees and Related Expenses	13,227
Other	176,877
Total Expenses	3,617,864
Expense Reduction	9,621
Less Credits Earned on Cash Balances	2,215
Net Expenses	3,606,028
Net Investment Loss	$(649,859)
Realized and Unrealized Gain/Loss:
Net Realized Gain	$8,290,723
Unrealized Appreciation/Depreciation:
Beginning of the Period	31,446,749
End of the Period	62,114,989
Net Unrealized Appreciation During the Period	30,668,240
Net Realized and Unrealized Gain	$38,958,963
Net Increase in Net Assets From Operations	$38,309,104

See Notes to Financial Statements

15

Van Kampen American Value Fund

Financial Statements continued

Statements of Changes in Net Assets (Unaudited)

	For The Six Months Ended December 31, 2004	For The Year Ended June 30, 2004
From Investment Activities:
Operations:
Net Investment Loss	$(649,859)	$(2,046,239)
Net Realized Gain	8,290,723	97,210,874
Net Unrealized Appreciation/Depreciation During the Period	30,668,240	(6,811,118)
Net Change in Net Assets from Investment Activities	38,309,104	88,353,517
From Capital Transactions:
Proceeds from Shares Sold	58,544,260	78,880,389
Cost of Shares Repurchased	(53,918,117)	(108,581,739)
Net Change in Net Assets from Capital Transactions	4,626,143	(29,701,350)
Total Increase in Net Assets	42,935,247	58,652,167
Net Assets:
Beginning of the Period	397,282,531	338,630,364
End of the Period (Including accumulated net investment loss of $738,289 and $88,430, respectively)	$440,217,778	$397,282,531

See Notes to Financial Statements

16

Van Kampen American Value Fund

Financial Highlights (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Six Months Ended December 31,	Year Ended June 30,
	2004	2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$22.13	$17.33	$17.68	$19.46	$23.03	$23.58
Net Investment Income/Loss (a)	.01	(.02)	-0- (c)	(.05)	(.02)	(.08)
Net Realized and Unrealized Gain/Loss	2.20	4.82	(.35)	(1.73)	(1.97)	1.09
Total from Investment Operations	2.21	4.80	(.35)	(1.78)	(1.99)	1.01
Less Distributions from Net Realized Gain	-0-	-0-	-0-	-0-	1.58	1.56
Net Asset Value, End of the Period	$24.34	$22.13	$17.33	$17.68	$19.46	$23.03
Total Return* (b)	9.99%**	27.70%	–2.04%	–9.14%	–8.47%	4.62%
Net Assets at End of the Period (In millions)	$224.6	$181.6	$135.0	$193.0	$323.9	$434.8
Ratio of Expenses to Average Net Assets*	1.42%	1.46%	1.49%	1.46%	1.46%	1.47%
Ratio of Net Investment Income/ Loss to Average Net Assets*	.07%	(.10%)	(.03%)	(.25%)	(.13%)	(.33%)
Portfolio Turnover	34%**	175%	124%	133%	211%	272%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.43%	1.47%	1.52%	N/A	N/A	N/A
Ratio of Net Investment Income/ Loss to Average Net Assets	.08%	(.11%)	(.06%)	N/A	N/A	N/A

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c )  Amount is less than $.01 per share.

N/A=Not Applicable

See Notes to Financial Statements

17

Van Kampen American Value Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Six Months Ended December 31,	Year Ended June 30,
	2004	2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$20.91	$16.49	$16.95	$18.81	$22.48	$23.23
Net Investment Loss (a)	(.07)	(.17)	(.11)	(.18)	(.17)	(.25)
Net Realized and Unrealized Gain/Loss	2.06	4.59	(.35)	(1.68)	(1.92)	1.06
Total from Investment Operations	1.99	4.42	(.46)	(1.86)	(2.09)	.81
Less Distributions from Net Realized Gain	-0-	-0-	-0-	-0-	1.58	1.56
Net Asset Value, End of the Period	$22.90	$20.91	$16.49	$16.95	$18.81	$22.48
Total Return* (b)	9.57%**	26.74%	–2.77%	–9.84%	–9.20%	3.85%
Net Assets at End of the Period (In millions)	$153.3	$153.6	$145.7	$198.4	$263.9	$356.7
Ratio of Expenses to Average Net Assets*	2.18%	2.22%	2.25%	2.21%	2.21%	2.21%
Ratio of Net Investment Loss to Average Net Assets*	(.71%)	(.87%)	(.79%)	(1.00%)	(.88%)	(1.06%)
Portfolio Turnover	34%**	175%	124%	133%	211%	272%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.19%	2.23%	2.27%	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(.72%)	(.88%)	(.81%)	N/A	N/A	N/A

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

18

Van Kampen American Value Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Six Months Ended December 31,	Year Ended June 30,
	2004	2004		2003		2002	2001	2000
Net Asset Value, Beginning of the Period	$21.05	$16.61		$16.97		$18.82	$22.49	$23.24
Net Investment Loss (a)	(.07)	(.17)		(.03)		(.18)	(.18)	(.25)
Net Realized and Unrealized Gain/Loss	2.08	4.61		(.33)		(1.67)	(1.91)	1.06
Total from Investment Operations	2.01	4.44		(.36)		(1.85)	(2.09)	.81
Less Distributions from Net Realized Gain	-0-	-0-		-0-		-0-	1.58	1.56
Net Asset Value, End of the Period	$23.06	$21.05		$16.61		$16.97	$18.82	$22.49
Total Return* (b)	9.55%**	26.73	%(d)	–2.18	%(c)(d)	–9.82%	–9.14%	3.80%
Net Assets at End of the Period (In millions)	$62.3	$62.1		$57.9		$78.8	$118.6	$192.7
Ratio of Expenses to Average Net Assets*	2.18%	2.21	%(d)	2.24	%(d)	2.21%	2.21%	2.21%
Ratio of Net Investment Loss to Average Net Assets*	(.71%)	(.86	%)(d)	(.22	%)(c)(d)	(1.00%)	(.88%)	(1.06%)
Portfolio Turnover	34%**	175%		124%		133%	211%	272%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.19%	2.22	%(d)	2.26	%(d)	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(.72%)	(.87	%)(d)	(.24	%)(c)(d)	N/A	N/A	N/A

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .48% and .56%, respectively.

(d)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 5).

N/A=Not Applicable

See Notes to Financial Statements

19

Van Kampen American Value Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited)

1.  Significant Accounting Policies

The Van Kampen American Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations. The Fund commenced operations on October 18, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. The Fund registered Class I Shares on October 29, 2004. There were no sales of Class I Shares for the period ending December 31, 2004.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

20

Van Kampen American Value Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains or net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $75,697,403, which will expire between June 30, 2010 and June 30, 2011.

At December 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$377,759,646
Gross tax unrealized appreciation	$66,292,075
Gross tax unrealized depreciation	(4,423,925)
Net tax unrealized appreciation on investments	$61,868,150

E.  Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

F.  Expense Reductions During the six months ended December 31, 2004, the Fund's custody fee was reduced by $2,215 as a result of credits earned on cash balances.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $1 billion	0.72%
Over $1 billion	0.65%

Effective November 1, 2004, the management fee was reduced from .85% for the first $1 billion, .80% for the next $500 million, and .75% for any average daily net assets greater than $1.5 billion.

21

Van Kampen American Value Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

For the six months ended December 31, 2004, the Fund recognized expenses of approximately $11,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2004, the Fund recognized expenses of approximately $26,500 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2004, the Fund recognized expenses of approximately $454,900 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

The Adviser had voluntarily agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the four months ended October 31, 2004, the Adviser reimbursed approximately $9,600 of these fees. Effective November 1, 2004, this reimbursement was discontinued.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $62,506 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

22

Van Kampen American Value Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

3.  Capital Transactions

At December 31, 2004, capital aggregated $227,037,834, $159,592,517 and $59,802,868 for Classes A, B, and C, respectively. For the six months ended December 31, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	2,029,636	$45,301,952
Class B	462,340	9,831,914
Class C	158,737	3,410,394
Total Sales	2,650,713	$58,544,260
Repurchases:
Class A	(1,007,298)	$(22,269,859)
Class B	(1,114,249)	(23,104,584)
Class C	(407,485)	(8,543,674)
Total Repurchases	(2,529,032)	$(53,918,117)

At June 30, 2004, capital aggregated $204,005,741, $172,865,187 and $64,936,148 for Classes A, B, and C, respectively. For the year ended June 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	2,743,578	$56,901,170
Class B	825,905	16,238,332
Class C	292,310	5,740,887
Total Sales	3,861,793	$78,880,389
Repurchases:
Class A	(2,327,991)	$(47,737,346)
Class B	(2,316,998)	(44,898,512)
Class C	(829,799)	(15,945,881)
Total Repurchases	(5,474,788)	$(108,581,739)

Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2004 and the year ended June 30, 2004, 106,652 and 34,578 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of

23

Van Kampen American Value Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	5.00%	1.00%
Second	4.00%	None
Third	3.00%	None
Fourth	2.50%	None
Fifth	1.50%	None
Sixth and Thereafter	None	None

For the six months ended December 31, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $122,100 and CDSC on redeemed shares of approximately $51,600. Sales charges do not represent expenses of the Fund.

4.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $130,325,962 and $132,886,027, respectively.

5.  Distributions and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

Annual fees under the Plans of up to 0.25% of Class A average daily net assets and up to 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $472,300 and $6,500 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

Included in the fees for the six months ended December 31, 2004 are payments retained by Van Kampen of approximately $564,000 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $76,700.

6.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

24

Van Kampen American Value Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

7.  Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff has sought leave to file a second amended derivative complaint that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, the parties have agreed that plaintiff's proposed second amended derivative complaint would be withdrawn and that the allegations regarding market timing and late trading asserted therein would be filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

25

Van Kampen American Value Fund

Board of Directors and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Mitchell M. Merin*

Jack E. Nelson

Richard F. Powers, III*

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Investment Adviser

Van Kampen Asset Management
1221 Avenue of the Americas
New York, New York 10020

Distributor

Van Kampen Funds Inc.
1221 Avenue of the Americas
New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 947
Jersey City, New Jersey 07303-0947

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Delloitte & Touche LLP
180 N. Stetson Avenue
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

26

Your Notes

Your Notes

Van Kampen

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

(continued on back)

Van Kampen

An Important Notice Concerning Our U.S. Privacy Policy continued

your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.

1 Parkview Plaza, P.O. Box 5555

Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright ©2004 Van Kampen Funds Inc. All rights reserved.

Member NASD/SIPC. 453, 553, 653

MSAV SAR 3/05  RN05-00159P-Y12/04

Van Kampen

Emerging Markets Fund

SEMIANNUAL REPORT

December 31, 2004

Enjoy Life's True Wealth

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Emerging Markets Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2004.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 12/31/04

Average Annual Total Returns

	A Shares since 7/6/94		B Shares since 8/1/95		C Shares since 7/6/94
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge
Since Inception	3.15%	2.57%	3.94%	3.94%	2.42%	2.42%
10-year	4.16	3.55	-	-	3.43	3.43
5-year	0.90	–0.28	0.18	–0.12	0.21	0.21
1-year	24.18	17.04	23.24	18.24	23.26	22.26
6-month	26.99	19.72	26.56	21.56	26.46	25.46

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception return for Class B shares reflects the conversion of Class B shares into Class A shares seven years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

1

Fund Report

Six-Month Period Ended December 31, 2004

Van Kampen Emerging Markets Fund is managed by the Adviser's Emerging Markets Equity team.1 Current members of the team include Narayan Ramachandran, Ruchir Sharma, and Ashutosh Sinha, Managing Directors of the Adviser.

Market Conditions

Many emerging markets posted strong performances for the six months ended December 31, 2004. Robust economic growth, as well as strong current accounts and fiscal surpluses in many countries, were among the key drivers. The strength of many emerging-market currencies versus the U.S. dollar also fueled the asset class. In addition, the stabilization of oil prices from extremes late in the period benefited the emerging markets. While oil prices remained high enough to help oil exporters, the fall from price highs alleviated inflation concerns in other countries. Although the period ended with the tragic tsunami, the disaster did not have a major impact on financial markets.

Over this period, the top-performing region in the asset class was Latin America, bolstered by the strong performances of Brazil, Mexico and Colombia. These stock markets were helped greatly by stronger growth in their economies. Several emerging European markets also posted significant gains. Stocks in Hungary, Poland and the Czech Republic, for example, benefited from optimism about the growth potential of their economies following their accession to the European Union. In addition, Turkey experienced renewed market strength following an important aid agreement with the International Monetary Fund and progress toward negotiations about the country's own accession to the European Union. Turkey's stock market also benefited from subsiding inflation at a time when its domestic economic growth was among the highest of all emerging markets. Stronger economic growth helped to translate into higher earnings growth-and higher share prices-for numerous Turkish companies.

At the other end of the spectrum were Russia and Israel, which were among the weakest emerging markets over the second half of 2004. The Israeli market suffered largely due to the poor performance of its generic pharmaceuticals industry. Russia's stock market was hurt severely when the country's government took over the assets of oil company Yukos, a move that raised doubts about property rights and political stability.

Although Asian markets performed generally well over the second half of 2004, they lagged other emerging-market regions during that time. Economic worries were the chief culprit. To slow its economy, China's government raised interest rates for the first time in nearly a decade. That, as well as concerns about slowing global growth, in turn weighed on the equity markets of Taiwan and South Korea.

1Team members may change at any time without notice.

2

Performance Analysis

Van Kampen Emerging Markets Fund's 26.99 percent gain for the six-month period ended December 31, 2004 (Class A, assuming no front end sales charge was paid), outperformed that of its benchmark, the MSCI Emerging Markets Index, which returned 26.78 percent for the same period.

The fund's outperformance was driven primarily by stock selection in South Africa and Taiwan. In South Africa, the fund was helped by its focus on domestic-oriented companies, particularly in the wireless, banking and retail industries. Two strong holdings there were African Bank Investments and Edgars Consolidated Stores. The fund's overweighting in domestic-oriented companies proved to be rewarding in Taiwan as well. During the period, concerns about slower economic growth in China and elsewhere put pressure on technology and other export-dependent Taiwanese stocks, which we had underweighted.

A number of the fund's over- and underweightings in particular emerging markets also gave it an advantage over its benchmark during the reporting period. For example, the fund benefited from its overweighting in Egypt and Turkey, which were both among the strongest emerging markets during the period. The fund's underweighting in Israel, and specifically its lack of exposure to the underperforming drugmaker Teva Pharmaceuticals, was another positive.

The fund's overweighted position in Russia was less beneficial, though our stock selection there (particularly an underweighting in Yukos) helped to mitigate the impact. The fund's lack of exposure to Hungary and the Czech Republic was also a drag on its performance; so was the fund's overweighting in Thailand, as well as stock selection within that country. Political turmoil in the southeast of Thailand weighed on its stock market during the second half of 2004. This factor, and investors' concerns about Thailand's overall economic outlook, depressed the shares of holdings such as Italian Thai Development Bank.

There is no guarantee that any securities will continue to perform well or be held by the fund in the future.

Total return for the six-month period ended December 31, 2004

Class A	Class B	Class C	MSCI Emerging Markets Free Index
26.99%	26.56%	26.46%	26.78%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance.

3

Top 10 Holdings as of 12/31/04
America Movil SA de CV, Class L - ADR	3.0%
Samsung Electronics Co., Ltd.	2.6
Samsung SDI Co., Ltd.	2.2
MTN Group Ltd.	2.1
Wal-Mart de Mexico SA de CV, Class V	2.0
Grupo Televisa SA - ADR	1.8
Companhia Vale do Rio Doce - ADR	1.8
LUKOIL - ADR	1.8
Gazprom - ADR	1.8
Petroleo Brasileiro SA - ADR	1.8
Top 5 Industries as of 12/31/04
Diversified Banks	14.0%
Wireless Telecommunication Services	10.3
Integrated Oil & Gas	7.7
Electronic Equipment Manufacturers	4.3
Semiconductors	4.3
Summary of Investments by Country Classification as of 12/31/04
South Africa	14.6%
Republic of Korea	12.8
Brazil	11.5
Taiwan-Republic of China	10.1
Mexico	8.5
Russia	7.3
India	6.5
Thailand	5.0
Turkey	4.3
China	2.4
Indonesia	2.4
Poland	2.2
Egypt	1.6
Malaysia	1.5
Bermuda	1.3
Hong Kong	1.0
Chile	0.9
Israel	0.9
Cayman Islands	0.8
Columbia	0.4
United States	0.4
Morocco	0.3
Total Long-Term Investments	96.7%

(continued on next page)

4

(continued from previous page)

Short-Term Investments	2.5
Foreign Currency	1.5
Liabilities in Excess of Other Assets	(0.7)
Total Net Assets	100.0%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102. You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

6

Proxy Voting Policies and Procedures and Proxy Voting Record

The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/04 - 12/31/04.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/04	12/31/04	7/1/04-12/31/04
Class A
Actual	$1,000.00	$1,269.85	$12.30
Hypothetical (5% annual return before expenses)	1,000.00	1,014.41	10.92
Class B
Actual	1,000.00	1,265.55	16.56
Hypothetical (5% annual return before expenses)	1,000.00	1,010.61	14.70
Class C
Actual	1,000.00	1,264.57	16.55
Hypothetical (5% annual return before expenses)	1,000.00	985.40	14.51

*  Expenses are equal to the Fund's annualized expense ratio of 2.15%, 2.90%, and 2.90% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). These expense ratios reflect an expense cap.

Assumes all dividends and distributions were reinvested.

8

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited)

Description	Number of Shares	Value
Common Stocks 92.3%
Bermuda 1.3%
Asia Aluminum Holdings Ltd.	5,523,000	$568,429
GOME Electrical Appliances Holdings Ltd. (a)	867,000	786,357
Grande Holdings Ltd.	422,000	412,608
Moulin International Holdings	468,000	322,115
TPV Technology Ltd.	1,581,000	953,751
Victory City International Holdings	867,000	365,293
		3,408,553
Brazil 8.7%
Banco Bradesco SA-ADR	36,507	914,865
Banco Itau SA-ADR	33,318	2,504,514
Brasil Telecom SA	491,164	2,657
Braskem SA-ADR (a)	14,800	754,208
Companhia Energetica de Minas Gerais-ADR	44,428	1,090,263
Companhia Siderurgica Nacional SA	13,794	263,779
Companhia Siderurgica Nacional SA-ADR	55,612	1,063,301
Companhia Vale do Rio Doce-ADR	27,532	798,703
Companhia Vale do Rio Doce-ADR	203,406	4,959,038
CPFL Energia SA (a)	32,000	216,386
CPFL Energia SA-ADR (a)	7,200	142,992
Lojas Arapua SA, 144A-Private Placement-GDR (a) (b) (c) (d)	24,635	0
Petroleo Brasileiro SA-ADR	96,900	3,508,749
Petroleo Brasileiro SA-ADR	123,140	4,898,509
Telesp Celular Participacoes SA-ADR (a)	212,053	1,441,960
Votorantim Celulose e Papel SA-ADR	70,020	1,134,324
		23,694,248
Cayman Islands 0.8%
Hopewell Highway Infrastructure Ltd.	1,024,000	843,124
Kingboard Chemicals Holdings	383,000	813,007
Norstar Founders Group Ltd.	1,175,000	267,561
Tom Online, Inc. (a)	1,383,000	259,768
		2,183,460
Chile 0.9%
Enersis SA-ADR (a)	273,600	2,328,336
China 2.4%
Air China Ltd. (a)	523,000	201,853
AviChina Industry & Technology	2,318,000	217,695
China Life Insurance Co., Ltd., Class H (a)	1,651,000	1,104,490
China Petroleum & Chemical Corp., Class H	2,344,000	957,442
Hainan Meilan International Airport, Class H	517,000	435,655
Hundian Power International Corp., Ltd., Class H	2,193,000	648,900
Lianhua Supermarket Holdings Ltd., Class H	435,000	531,648
Ping An Insurance Co. of China, Ltd. (a)	683,000	1,177,435

See Notes to Financial Statements

9

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
China (Continued)
Wumart Stores, Inc., Class H (a)	220,000	$353,789
Yanzhou Coal Mining Co., Ltd., Class H	610,000	871,092
ZTE Corp. (a)	36,000	116,480
		6,616,479
Columbia 0.4%
BanColombia SA-ADR	78,900	1,114,068
Valorem SA (a)	1	0
		1,114,068
Egypt 1.6%
Eastern Tobacco Co.	37,505	803,608
MobiNil-Egyptian Mobile Services	112,864	2,415,327
Orascom Construction Industries	91,682	1,094,747
		4,313,682
Hong Kong 1.0%
China Resources Power Holdings Co., Ltd.	557,000	302,756
CNOOC Ltd.	3,037,500	1,631,489
Fountain SET Holdings	925,000	600,958
Shougang Concord Century	2,688,000	259,359
		2,794,562
India 6.1%
ABB Ltd.	29,000	650,472
Aventis Pharma Ltd.	18,000	549,739
Bharat Heavy Electricals Ltd.	113,038	2,012,207
Cipla Ltd.	118,500	869,228
Container Corp. of India Ltd.	32,000	678,474
GlaxoSmithKline Pharmaceuticals Ltd.	34,000	604,807
Grasim Industries Ltd.	15,500	473,906
HDFC Bank Ltd.	41,000	491,858
Hero Honda Motors Ltd.	85,680	1,131,372
Hindalco Industries Ltd.	19,500	643,297
Hindustan Lever Ltd.	158,490	525,857
Housing Development Finance Corp., Ltd.	47,000	832,525
India-Info.com, Private Co., Ltd. (a) (c) (d)	47,630	0
Industrial Development Bank of India Ltd. (a)	272,999	693,070
Infosys Technologies Ltd.	32,472	1,568,416
ITC Ltd.	9,000	272,560
ITC Ltd.-GDR	8,900	267,356
Mahanagar Telephone Nigam Ltd.	246,000	881,050
Mahindra & Mahindra Ltd.	58,000	730,197
Oil & Natural Gas Corp., Ltd.	49,650	940,824
Siemens India Ltd.	11,000	336,257
Steel Authority of India Ltd. (a)	731,163	1,058,284
Wipro Ltd.	22,500	389,133
		16,600,889

See Notes to Financial Statements

10

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Indonesia 2.4%
Gudang Garam Tbk	317,500	$463,466
PT Bank Central Asia Tbk	3,120,000	999,946
PT Bank Internasional Indonesia Tbk (a)	18,593,500	370,568
PT Bank Mandiri Tbk	3,968,000	822,882
PT Bank Rakyat Indonesia	3,591,000	1,112,214
PT Bumi Resources Tbk (a)	11,345,000	977,754
PT Indocement Tunggal Prakarsa Tbk (a)	2,329,000	771,524
PT Ramayana Lestari Santosa Tbk	3,235,000	270,092
PT Telekomunikasi Indonesia Tbk	1,465,000	761,500
		6,549,946
Israel 0.9%
Check Point Software Technologies Ltd. (a)	100,315	2,470,758
Elbit Systems Ltd.	1	26
		2,470,784
Malaysia 1.5%
Bandar Raya Developments Bhd	136,000	69,789
Commerce Asset Holdings Bhd	391,000	483,605
Magnum Corp., Bhd	970,000	617,737
MK Land Holdings Bhd	534,000	248,732
Resorts World Bhd	175,000	460,526
SP Setia Bhd	568,999	646,862
Tenaga Nasional Bhd	345,900	992,187
YTL Corp., Bhd	331,000	466,013
		3,985,451
Mexico 8.5%
America Movil SA de CV, Class L-ADR	155,109	8,119,956
Cemex SA de CV	89,224	651,551
Cemex SA de CV-ADR	13,125	478,013
Fomento Economico Mexicano SA de CV, Class B-ADR	18,400	968,024
Grupo Financiero Banorte SA de CV, Class O	84,400	531,522
Grupo Televisa SA-ADR	82,700	5,003,350
Kimberly-Clark de Mexico SA de CV, Class A	153,900	531,547
Telefonos de Mexico SA de CV-ADR	10,987	421,022
Wal-Mart de Mexico SA de CV-ADR	28,144	967,000
Wal-Mart de Mexico SA de CV, Class V	1,579,768	5,427,928
		23,099,913
Morocco 0.3%
Banque Marocaine du Commerce Exterieur	13,600	863,832
Poland 2.2%
Agora SA (a)	14,555	273,750
Powszechna Kasa Oszczednosci Bank Polski SA (a)	189,063	1,740,381
Telekomunikacja Polska SA	158,455	1,038,877

See Notes to Financial Statements

11

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Poland (Continued)
Telekomunikacja Polska SA-GDR	430,900	$2,848,292
		5,901,300
Republic of Korea 12.0%
Cheil Industries, Inc.	75,430	1,162,199
Daishin Securities Co., Ltd.	42,090	573,289
Doosan Heavy Industries and Construction Co., Ltd.	75,780	863,798
Handsome Co., Ltd.	75,160	607,698
Hankook Tire Co., Ltd.	230,380	2,269,973
Hyundai Mobis	41,070	2,598,614
Hyundai Motor Co.	13,040	699,111
Korea Electric Power Corp.	20,830	540,268
Korean Air Lines Co., Ltd. (a)	89,360	1,627,160
KT&G Corp.	48,040	1,436,281
LG Engineering & Construction Corp.	25,660	706,443
LG Investment & Securities Co., Ltd. (a)	200,690	1,655,615
ORION Corp.	11,070	1,165,601
Pusan Bank	99,660	765,356
Samsung Electronics Co., Ltd.	16,137	7,022,526
Samsung Fire & Marine Insurance Co., Ltd.	6,940	546,378
Samsung SDI Co., Ltd.	56,030	6,116,103
Shinhan Financial Group Co., Ltd.	75,760	1,712,504
STX Shipbuilding Co., Ltd.	45,340	735,811
		32,804,728
Russia 7.3%
AO VimpelCom-ADR (a)	22,500	813,150
Gazprom-ADR	138,000	4,899,000
LUKOIL-ADR	40,686	4,939,280
Mobile Telesystems-ADR	5,780	800,588
Mobile Telesystems-GDR, 144A Private Placement (b)	8,700	1,205,037
Savings Bank of the Russian Federation-GDR	50,850	2,789,490
Surgutneftegaz-ADR	16,408	894,236
Surgutneftegaz-ADR	62,251	2,334,413
Uralsvyazinform-ADR	83,600	613,624
VolgaTelecom-ADR	109,700	713,050
		20,001,868
South Africa 14.6%
African Bank Investments Ltd.	1,484,100	4,811,166
African Life Assurance Co., Ltd.	504,300	1,648,244
Anglo Platinum	16,700	612,383
Aveng Ltd.	569,800	1,211,267
AVI Ltd.	202,400	824,659
Barloworld Ltd.	104,200	1,962,172
Edgars Consolidated Stores Ltd.	46,991	2,516,037

See Notes to Financial Statements

12

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
South Africa (Continued)
Harmony Gold Mining Co., Ltd.	224,448	$2,035,733
Harmony Gold Mining Co., Ltd.-ADR	99,181	919,408
Impala Platinum Holdings Ltd.	14,555	1,235,048
Iscor Ltd.	56,300	653,260
Kumba Resources Ltd.	124,600	971,196
Lewis Group Ltd.	161,700	1,117,148
Massmart Holdings Ltd.	308,351	2,473,909
MTN Group Ltd.	738,610	5,691,680
Sanlam Ltd.	1,118,500	2,575,819
Shoprite Holdings Ltd.	557,314	1,273,579
Standard Bank Group Ltd.	236,365	2,755,149
Steinhoff International Holdings Ltd.	1,130,600	2,523,571
TelKom South Africa Ltd.	120,020	2,083,607
		39,895,035
Taiwan-Republic of China 10.1%
Acer, Inc.	498,663	823,523
Asia Optical Co., Inc.	344,241	1,916,661
Catcher Technology Co., Ltd.	167,800	551,592
Cathay Financial Holding Co., Ltd.	548,000	1,120,478
Cheng Shin Rubber Industry Co.	420,824	536,124
Chinatrust Financial Holding Co.	1,143,513	1,363,295
CTCI Corp.	1,046,779	665,144
Cyberlink Corp.	156,732	391,953
Delta Electronics Inc.	459,000	808,556
Eva Airways Corp. (a)	1,125,484	552,298
Far EasTone Telecommunications Co., Ltd	318,000	385,121
Faraday Technology Corp.	179,025	312,548
Fubon Financial Holding Co., Ltd.	773,001	790,265
Fubon Financial Holding Co., Ltd.-GDR	22,796	229,100
Hon Hai Precision Industry Co., Ltd.	556,273	2,572,260
Infortrend Technology, Inc.	338,846	735,463
Kaulin Manufacturing Co., Ltd.	273,100	268,031
Largan Precision Co., Ltd.	97,133	540,816
MediaTek, Inc.	197,583	1,342,495
Mega Financial Holding Co., Ltd	2,410,000	1,660,239
Phoenixtec Power Co., Ltd.	490,630	591,102
Polaris Securities Co., Ltd.	1,225,625	686,257
Richtek Technology Corp.	129,900	273,775
Shin Kong Financial Holdings Co.	1,022,000	983,743
Springsoft Systems Co., Ltd.	329,219	704,212
Sunplus Technology Co., Ltd.	193,500	271,472
Taishin Financial Holdings Co., Ltd.	885,619	830,181
Taiwan Cellular Corp.	744,000	830,827
Taiwan Cement Corp.	2,278,053	1,497,682

See Notes to Financial Statements

13

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Taiwan-Republic of China (Continued)
Taiwan Semiconductor Manufacturing Co., Ltd.	685,000	$1,088,157
Tsann Kuen Enterprise Co.	388,125	448,071
Waffer Technology Co., Ltd.	247,700	313,229
Ya Hsin Industrial Co., Ltd.	1,577,836	1,513,809
		27,598,479
Thailand 5.0%
Advanced Information Service Public Co., Ltd	603,800	1,661,949
Asian Property Development Public Co., Ltd.	3,054,000	287,535
Bangkok Bank Public Co., Ltd.	799,800	2,345,455
Banpu Public Co., Ltd.	162,600	635,777
CP Seven Eleven Public Co., Ltd.	411,100	602,786
Italian-Thai Development Public Co., Ltd.	3,431,900	847,514
Kasikornbank Public Co., Ltd. (a)	1,198,900	1,727,077
Kasikornbank Public Co., Ltd.-NVDR (a)	72,600	98,048
Lalin Property Public Co., Ltd.	950,000	153,959
Land & House Public Co., Ltd.	2,764,600	803,621
MBK Public Co., Ltd.	163,500	201,883
PTT Public Co., Ltd.	317,200	1,411,627
Siam City Bank Public Co., Ltd.	841,700	546,713
Siam Commercial Bank Public Co., Ltd.	451,600	569,234
Siam Makro Public Co., Ltd.	81,000	102,099
Sino Thai Engineering & Construction Public Co., Ltd.	880,000	191,285
Total Access Communication Public Co., Ltd. (a)	265,000	938,100
True Corp. PCL	2,943,100	613,240
		13,737,902
Turkey 4.3%
Akbank TAS	277,050,728	1,715,516
Akcansa Cimento AS	337,802,975	1,192,393
Arcelik	119,984,900	734,057
Enka Insaat ve Sanayi AS	33,439,839	923,718
Hurriyet Gazetecilik	571,571,490	1,347,866
Trakya CAM Sanayi	315,429,979	860,795
Turkcell Iletisim Hizmet AS (a)	180,468,509	1,257,993
Turkiye Garanti Bankasi AS (a)	480,218,135	1,517,041
Yapi ve Kredi Bankasi AS (a)	641,080,300	2,015,707
		11,565,086
Total Common Stocks 92.3%		251,528,601
Preferred Stocks 3.6%
Brazil 2.8%
All America Latina Logistica	22,600	672,214
Banco Bradesco SA	57,850	1,411,836

See Notes to Financial Statements

14

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Brazil (Continued)
Banco Bradesco SA-Preferred Rights	2,529	$23,067
Banco Itau Holding Financiera SA	10,507	1,578,424
Banco Nacional SA (a) (c) (d)	19,271,000	0
Braskem SA	9,230,000	465,670
Braxil Telecom Participacoes SA	2,000	15
Companhia Energetica de Minas Gerais	39,257,000	959,254
Companhia Siderurgica de Tubarao	4,443,000	261,796
Companhia Vale do Rio Doce	2,729	65,913
Empresa Brasileira de Aeronautica SA	2	17
Lojas Arupau SA, 144A-Private Placement (a) (b) (c) (d)	31,632,300	0
Petroleo Brasileiro SA	11,839	433,042
Telesp Celular Participacoes SA (a)	505,002,453	1,367,081
Telesp Celular Participacoes SA (a)	181,075,310	473,823
		7,712,152
Republic of Korea 0.8%
Daishin Securities Co., Ltd.	39,240	339,256
Hyundai Motor Co.	8,580	257,350
Samsung Electronics Co., Ltd.	5,410	1,559,974
		2,156,580
Total Preferred Stocks 3.6%		9,868,732
Investment Company 0.4%
Morgan Stanley Growth Fund (e)	2,195,167	979,578

Corporate Bond 0.4%
MCSI Holding Ltd Secured Notes ($1,268,157 par, 5.00% coupon, 04/15/07 maturity) (c) (d)	1,103,296
Total Long-Term Investments 96.7% (Cost $175,276,615)	263,480,207
Repurchase Agreement 2.5%
State Street Bank & Trust Co. ($6,929,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.40%, dated 12/31/04, to be sold on 01/03/05 at $6,929,808) (Cost $6,929,000)	6,929,000
Total Investments 99.2% (Cost $182,205,615)	270,409,207
Foreign Currency 1.5% (Cost $4,050,797)	4,155,517

See Notes to Financial Statements

15

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Value
Liabilities in Excess of Other Assets (0.7%)	$(1,999,375)
Net Assets 100.0%	$272,565,349

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare dividends.

(b)  144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c)  Market value is determined in accordance with procedures established in good faith by the Board of Directors.

(d)  Security has been deemed illiquid.

(e)  The fund is advised by an affiliate which earns a management fee as adviser to the fund.

ADR-American Depositary Receipt

GDR-Global Depositary Receipt

NVDR-Non-Voting Depositary Receipt

See Notes to Financial Statements

16

Van Kampen Emerging Markets Fund

Portfolio of Investments n December 31, 2004 continued

Summary of Long-Term Investments by Industry Classification (Unaudited)

Industry	Value	Percent of Net Assets
Diversified Banks	$38,067,657	14.0%
Wireless Telecommunication Services	28,115,643	10.3
Integrated Oil & Gas	21,047,650	7.7
Electronic Equipment Manufacturers	11,823,735	4.3
Semiconductors	11,597,171	4.3
Diversified Metals & Mining	9,922,771	3.6
Integrated Telecommunication Services	9,263,885	3.4
Hypermarkets & Super Centers	8,970,936	3.3
Life & Health Insurance	8,610,209	3.2
Electric Utilities	7,687,355	2.8
Other Diversified Financial Services	7,496,366	2.8
Oil & Gas Exploration & Production	5,800,962	2.1
Construction & Engineering	5,580,197	2.0
Construction Materials	5,065,068	1.9
Broadcasting & Cable TV	5,003,350	1.8
Steel	3,300,420	1.2
Tobacco	3,243,271	1.2
Industrial Conglomerates	3,222,147	1.2
Apparel Retail	3,123,735	1.1
Tires & Rubber	3,065,456	1.1
Auto Parts & Equipment	2,866,175	1.1
Precious Metals & Minerals	2,766,838	1.0
Heavy Electrical Equipment	2,662,679	1.0
Investment Banking & Brokerage	2,568,160	0.9
Home Furnishings	2,523,571	0.9
Systems Software	2,470,758	0.9
Photographic Products	2,457,477	0.9
Airlines	2,381,310	0.9
Household Products	2,174,551	0.8
Gold	2,035,733	0.7
Pharmaceuticals	2,023,774	0.7
Packaged Foods	1,990,260	0.7
IT Consulting & Other Services	1,957,549	0.7
Automobile Manufacturers	1,904,353	0.7
Application Software	1,882,522	0.7
Food Retail	1,876,364	0.7
Computer Hardware	1,777,275	0.7
Electrical Components & Equipment	1,729,697	0.6
Publishing	1,621,616	0.6
Computer & Electronics Retail	1,551,368	0.6
Railroads	1,350,688	0.5
Real Estate Management & Development	1,321,225	0.5
Commodity Chemicals	1,219,878	0.5
Apparel & Accessories	1,162,199	0.4
Paper Products	1,134,324	0.4
Motorcycle Manufacturers	1,131,372	0.4

17

Van Kampen Emerging Markets Fund

Portfolio of Investments n December 31, 2004 continued

Summary of Long-Term Investments by Industry Classification (Unaudited) (Continued)

Industry	Value	Percent of Net Assets
Homebuilding	$1,091,157	0.4%
Soft Drinks	968,024	0.4
Textile	966,252	0.4
General Merchandise Stores	885,437	0.3
Building Products	860,795	0.3
Highways & Railtracks	843,124	0.3
Thrifts & Mortgage Finance	832,525	0.3
Construction & Farm Machinery	735,811	0.3
Computer Storage & Peripherals	735,463	0.3
Household Appliances	734,057	0.3
Casinos & Gaming	617,737	0.2
Aluminum	568,429	0.2
Property & Casualty	546,378	0.2
Hotels	460,526	0.2
Airport Services	435,655	0.2
Consumer Electronics	412,608	0.2
Health Care Supplies	322,115	0.1
Department Stores	270,092	0.1
Industrial Machinery	268,031	0.1
Internet Software & Services	259,768	0.1
Communications Equipment	116,480	0.0
Aerospace & Defense	43	0.0
	$263,480,207	96.7%

18

Van Kampen Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

December 31, 2004 (Unaudited)

Assets:
Total Investments (Cost $182,205,615)	$270,409,207
Foreign Currency (Cost $4,050,797)	4,155,517
Receivables:
Fund Shares Sold	731,997
Dividends	722,943
Investments Sold	457,529
Interest	12,775
Other	140,823
Total Assets	276,630,791
Liabilities:
Payables:
Fund Shares Repurchased	999,682
Distributor and Affiliates	386,591
Investments Purchased	374,921
Investment Advisory Fee	270,219
Custodian Bank	28,730
Forward Foreign Currency Contracts	1,052,778
Accrued Expenses	779,372
Directors' Deferred Compensation and Retirement Plans	173,149
Total Liabilities	4,065,442
Net Assets	$272,565,349
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,125,000,000 shares authorized)	$384,574,547
Net Unrealized Appreciation	86,744,858
Accumulated Undistributed Net Investment Income	(688,332)
Accumulated Net Realized Loss	(198,065,724)
Net Assets	$272,565,349
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $162,970,849 and 11,159,696 shares of beneficial interest issued and outstanding)	$14.60
Maximum sales charge (5.75%* of offering price)	.89
Maximum offering price to public	$15.49
Class B Shares:
Net asset value and offering price per share (Based on net assets of $67,085,589 and 4,921,350 shares of beneficial interest issued and outstanding)	$13.63
Class C Shares:
Net asset value and offering price per share (Based on net assets of $42,508,911 and 3,107,397 shares of beneficial interest issued and outstanding)	$13.68

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

19

Van Kampen Emerging Markets Fund

Financial Statements continued

Statement of Operations

For the Six Months Ended December 31, 2004 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $332,700)	$2,567,345
Interest	98,357
Other	193
Total Income	2,665,895
Expenses:
Investment Advisory Fee	1,454,472
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $170,420, $291,586 and $183,676, respectively)	645,682
Shareholder Services	479,062
Custody	240,122
Legal	14,291
Directors' Fees and Related Expenses	12,587
Other	186,130
Total Expenses	3,032,346
Expense Fee Reduction ($48,286 Investment advisory fee and 126,354 $ Other)	174,640
Less Credits Earned on Cash Balances	1,227
Net Expenses	2,856,479
Net Investment Loss	$(190,584)
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$11,337,554
Foreign Currency Transactions	167,240
Net Realized Gain	11,504,794
Unrealized Appreciation/Depreciation:
Beginning of the Period	41,349,942
End of the Period:
Investments	88,203,592
Forward Foreign Currency Contracts	(1,052,778)
Foreign Currency Translation	(405,956)
86,744,858
Net Unrealized Appreciation During the Period	45,394,916
Net Realized and Unrealized Gain	$56,899,710
Net Increase in Net Assets from Operations	$56,709,126

See Notes to Financial Statements

20

Van Kampen Emerging Markets Fund

Financial Statements continued

Statements of Changes in Net Assets (Unaudited)

	For The Six Months Ended December 31, 2004	For The Year Ended June 30, 2004
From Investment Activities:
Operations:
Net Investment Income/Loss	$(190,584)	$375,155
Net Realized Gain	11,504,794	31,401,873
Net Unrealized Appreciation During the Period	45,394,916	2,620,371
Change in Net Assets from Operations	56,709,126	34,397,399
Distributions from Net Investment Income:
Class A Shares	(423,196)	-0-
Class B Shares	-0-	-0-
Class C Shares	-0-	-0-
Total Distributions	(423,196)	-0-
Net Change in Net Assets from Investment Activities	56,285,930	34,397,399
From Capital Transactions:
Proceeds from Shares Sold	29,642,814	158,244,636
Net Asset Value of Shares Issued Through Dividend Reinvestment	285,013	-0-
Cost of Shares Repurchased	(33,998,109)	(67,457,169)
Net Change in Net Assets from Capital Transactions	(4,070,282)	90,787,467
Total Increase in Net Assets	52,215,648	125,184,866
Net Assets:
Beginning of the Period	220,349,701	95,164,835
End of the Period (Including accumulated undistributed net investment income of ($688,332) and ($74,552), respectively)	$272,565,349	$220,349,701

See Notes to Financial Statements

21

Van Kampen Emerging Markets Fund

Financial Highlights (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Six Months Ended December 31,	Year Ended June 30,
	2004	2004	2003		2002		2001		2000
Net Asset Value, Beginning of the Period	$11.53	$8.65	$8.50		$8.26		$13.37		$9.87
Net Investment Income/Loss	.01 (a)	.06 (a)	-0-	(a) (c)	(.01	) (a)	(.06	) (a)	(.18	) (a)
Net Realized and Unrealized Gain/Loss	3.10	2.82	.15		.25		(5.05)		3.68
Total from Investment Operations	3.11	2.88	.15		.24		(5.11)		3.50
Less Distributions from Net Investment Income	.04	-0-	-0-		-0-		-0-		-0-
Net Asset Value, End of the Period	$14.60	$11.53	$8.65		$8.50		$8.26		$13.37
Total Return* (b)	26.99%**	33.29%	1.65%		3.03%		–38.17%		35.36%
Net Assets at End of the Period (In millions)	$163.0	$129.9	$53.3		$75.1		$90.8		$106.2
Ratio of Expenses to Average Net Assets*	2.15%	2.15%	2.29%		2.22%		2.25%		2.20%
Ratio of Net Investment Income/Loss to Average Net Assets*	.14%	.53%	.01%		(.17%)		(.68%)		(1.43%)
Portfolio Turnover	26%**	89%	86%		94%		99%		102%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.30%	2.51%	2.82%		2.47%		2.30%		2.25%
Ratio of Net Investment Income/Loss to Average Net Assets	(.01%)	.17%	(.52%)		(.42%)		(.73%)		(1.48%)
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	2.15%	2.15%	2.15%		2.15%		2.15%		2.15%

**  Non-annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $0.01 per share.

See Notes to Financial Statements

22

Van Kampen Emerging Markets Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Six Months Ended December 31,		Year Ended June 30,
	2004		2004		2003		2002		2001		2000
Net Asset Value, Beginning of the Period	$10.77		$8.15		$8.07		$7.88		$12.83		$9.55
Net Investment Loss	(.04	) (a)	(.03	) (a)	(.05	) (a)	(.07	) (a)	(.14	) (a)	(.26	) (a)
Net Realized and Unrealized Gain/Loss	2.90		2.65		.13		.26		(4.81)		3.54
Total from Investment Operations	2.86		2.62		.08		.19		(4.95)		3.28
Net Asset Value, End of the Period	$13.63		$10.77		$8.15		$8.07		$7.88		$12.83
Total Return* (b)	26.56	%**	32.15%		.99%		2.41%		–38.58%		34.35%
Net Assets at End of the Period (In millions)	$67.1		$55.8		$28.0		$35.3		$36.8		$62.8
Ratio of Expenses to Average Net Assets*	2.90%		2.90%		3.04%		2.96%		3.00%		2.95%
Ratio of Net Investment Loss to Average Net Assets*	(.61%)		(.24%)		(.71%)		(.91%)		(1.50%)		(2.21%)
Portfolio Turnover	26	%**	89%		86%		94%		99%		102%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	3.05%		3.26%		3.57%		3.21%		3.10%		3.00%
Ratio of Net Investment Loss to Average Net Assets	(.76%)		(.60%)		(1.24%)		(1.16%)		(1.60%)		(2.26%)
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	2.90%		2.90%		2.90%		2.90%		2.90%		2.90%

**  Non-annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

23

Van Kampen Emerging Markets Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Six Months Ended December 31,		Year Ended June 30,
	2004		2004		2003		2002		2001		2000
Net Asset Value, Beginning of the Period	$10.81		$8.18		$8.10		$7.90		$12.87		$9.57
Net Investment Loss	(.04	) (a)	(.02	) (a)	(.05	) (a)	(.07	) (a)	(.15	) (a)	(.27	) (a)
Net Realized and Unrealized Gain/Loss	2.91		2.65		.13		.27		(4.82)		3.57
Total from Investment Operations	2.87		2.63		.08		.20		(4.97)		3.30
Net Asset Value, End of the Period	$13.68		$10.81		$8.18		$8.10		$7.90		$12.87
Total Return* (b)	26.46	%**	32.15%		.99%		2.53%		–38.57%		34.38%
Net Assets at End of the Period (In millions)	$42.5		$34.6		$13.9		$17.1		$18.8		$33.3
Ratio of Expenses to Average Net Assets*	2.90%		2.90%		3.04%		2.96%		3.00%		2.95%
Ratio of Net Investment Loss to Average Net Assets*	(.61%)		(.21%)		(.71%)		(.91%)		(1.52%)		(2.24%)
Portfolio Turnover	26	%**	89%		86%		94%		99%		102%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	3.05%		3.26%		3.57%		3.21%		3.10%		3.00%
Ratio of Net Investment Loss to Average Net Assets	(.76%)		(.57%)		(1.24%)		(1.16%)		(1.62%)		(2.29%)
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	2.90%		2.90%		2.90%		2.90%		2.90%		2.90%

**  Non-annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

24

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited)

1.  Significant Accounting Policies

The Van Kampen Emerging Markets Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. The Fund registered Class I Shares on October 29, 2004. There were no sales of Class I Shares for the period ended December 31, 2004.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuations Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank.

25

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $206,534,956, which will expire between June 30, 2005 and June 30, 2011.

At December 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$185,817,389
Gross tax unrealized appreciation	$95,769,203
Gross tax unrealized depreciation	(11,177,385)
Net tax unrealized appreciation on investments	$84,591,818

E.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

As of June 30, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$422,110

Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

F.  Expense Reductions During the six months ended December 31, 2004, the Fund's custody fee was reduced by $1,227 as a result of credits earned on cash balances.

26

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

G.  Foreign Currency Translation and Foreign Investments The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	1.25%
Next $500 million	1.20%
Next $1.5 billion	1.15%
Over $2.5 billion	1.00%

Effective November 1, 2004, the management fee was reduced from 1.25% for the first $500 million, 1.20% for the next $500 million, and 1.15% for any average daily net assets greater than $1 billion.

For the six months ended December 31, 2004, the Adviser waived approximately $48,300 of its advisory fees. The Adviser has agreed to waive all expenses in excess of 2.15% of Class A average net assets, 2.90% of Class B average net assets, and 2.90% of Class C average net assets. This waiver is voluntary and can be discontinued at any time.

27

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

For the six months ended December 31, 2004, the Fund recognized expenses of approximately $6,000, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2004, the Fund recognized expenses of approximately $17,600, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2004, the Fund recognized expenses of approximately $419,900 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

The Adviser had voluntarily agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the four months ended October 31, 2004, the Adviser reimbursed approximately $126,400 of these fees. Effective November 1, 2004, this reimbursement was discontinued.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $121,394 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the six months ended December 31, 2004, the Fund paid brokerage commissions to Morgan Stanley DW Inc. (Morgan Stanley), an affiliate of the Adviser, totaling $3,681.

28

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

3.  Capital Transactions

At December 31, 2004, capital aggregated $217,066,720, $108,988,004 and $58,519,823 for Classes A, B, and C, respectively. For the six months ended December 31, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	1,659,178	$21,574,774
Class B	355,135	4,306,272
Class C	315,513	3,761,768
Total Sales	2,329,826	$29,642,814
Dividend Reinvestment:
Class A	21,143	$285,013
Class B	-0-	-0-
Class C	-0-	-0-
Total Dividend Reinvestment	21,143	$285,013
Repurchases:
Class A	(1,787,815)	$(22,125,925)
Class B	(614,990)	(7,081,126)
Class C	(410,494)	(4,791,058)
Total Repurchases	(2,813,299)	$(33,998,109)

At June 30, 2004, capital aggregated $217,332,858, $111,762,858 and $59,549,113 for Classes A, B, and C, respectively. For the year ended June 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	8,781,381	$98,865,510
Class B	3,197,650	33,491,721
Class C	2,481,601	25,887,405
Total Sales	14,460,632	$158,244,636
Repurchases:
Class A	(3,668,888)	$(41,527,425)
Class B	(1,448,964)	(15,438,281)
Class C	(981,866)	(10,491,463)
Total Repurchases	(6,099,718)	$(67,457,169)

Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2004 and the year ended

29

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

June 30, 2004, 35,121 and 138,358 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	5.00%	1.00%
Second	4.00%	None
Third	3.00%	None
Fourth	2.50%	None
Fifth	1.50%	None
Thereafter	None	None

For the six months ended December 31, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $15,300 and CDSC on redeemed shares of approximately $43,700. Sales charges do not represent expenses of the Fund.

On November 14, 2003, the Fund acquired all of the assets and liabilities of the Van Kampen Asian Equity Fund ("Asian Equity") through a tax free reorganization approved by Asian Equity shareholders on October 30, 2003. The Fund issued 2,935,205, 1,221,932 and 1,275,979 shares of Classes A, B and C valued at $32,169,846, $12,573,683 and $13,168,104, respectively, in exchange for Asian Equity's net assets. The shares of Asian Equity were converted into Fund shares at a ratio .888 to 1, .885 to 1 and .879 to 1 for Classes A, B and C, respectively. Net unrealized appreciation of Asian Equity as of November 14, 2003 was $14,256,594. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended June 30, 2004.

On November 14, 2003, the Fund acquired all of the assets and liabilities of the Van Kampen Latin American Fund ("Latin American") through a tax free reorganization approved by Latin American shareholders on October 30, 2003. The Fund issued 1,159,612, 875,679 and 439,667 shares of Classes A, B and C valued at $12,709,348, $9,010,736 and $4,537,368, respectively, in exchange for Latin American's net assets. The shares of Latin American were converted into Fund shares at a ratio 1.188 to 1, 1.204 to 1 and 1.201 to 1 for Classes A, B and C, respectively. Net unrealized appreciation of Latin American as of November 14, 2003 was $8,189,981. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended June 30, 2004.

Combined net assets off all three funds on the day of reorganization were $208,548,146. Included in the net assets was a capital loss carryforward of $142,301,755 of which $30,419,471 can be utilized, deferred compensation of $81,867 and the deferral of losses related to wash sales of $2,471,537.

30

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

4.  Redemption Fee

The Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund. For the six months ended December 31, 2004, the Fund received redemption fees of approximately $1,000, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $59,533,559 and $70,218,117, respectively.

6.  Distribution and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

Annual fees under the Plans of up to 0.25% of Class A average daily net assets and up to 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $4,305,700 and $2,412,000 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plans or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

Included in the fees for the six months ended December 31, 2004 are payments retained by Van Kampen of approximately $238,500 and payments made to Morgan Stanley, an affiliate of the Adviser, of approximately $41,600.

7.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

31

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

The following forward foreign currency contracts were outstanding as of December 31, 2004.

Short Contracts:	Current Value	Unrealized Appreciation/ Depreciation
South African Rand,
26,138,574 expiring 06/27/05	$4,528,475	$(678,474)
18,508,496 expiring 07/22/05	3,198,304	(374,304)
		$(1,052,778)

8.  Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff has sought leave to file a second amended derivative compliant that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, the parties have agreed that plaintiff's proposed second amended derivative complaint would be withdrawn and that the allegations regarding market timing and late trading asserted therein would be filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

32

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

The Adviser and Van Kampen Series Fund, Inc. are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

9.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

33

Van Kampen Emerging Markets Fund

Board of Directors and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Mitchell M. Merin*

Jack E. Nelson

Richard F. Powers, III*

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Investment Adviser

Van Kampen Asset Management
1221 Avenue of the Americas
New York, New York 10020

Distributor

Van Kampen Funds Inc.
1221 Avenue of the Americas
New York, New York 10020

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 947
Jersey City, New Jersey 07303-0947

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
180 North Stetson Avenue
Chicago, Illinois 60601

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

34

Your Notes

Your Notes

Van Kampen

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

(continued on back)

Van Kampen

An Important Notice Concerning Our U.S. Privacy Policy continued

your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.

1 Parkview Plaza, P.O. Box 5555

Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright ©2004 Van Kampen Funds Inc. All rights reserved.

Member NASD/SIPC. 455, 555, 655

MSEM SAR 3/05  RN05-00229P-Y12/04

Van Kampen

Emerging Markets
Income Fund

SEMIANNUAL REPORT

December 31, 2004

Enjoy Life's True Wealth

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Emerging Markets Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2004.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 12/31/04

Average Annual Total Returns

	A Shares since 4/21/94		B Shares since 8/01/95		C Shares since 4/21/94
Average Annual Total Returns	w/o sales charges	w/max 4.75% sales charges	w/o sales charges	w/max 4.00 sales charge	w/o sales charges	w/max 1.00% sales charge
Since Inception	7.64%	7.15%	6.86%	6.86%	6.85%	6.85%
10-year	8.06	7.54	-	-	7.27	7.27
5-year	4.91	3.88	4.15	3.95	4.17	4.17
1-year	10.02	4.85	9.29	5.29	9.27	8.27
6-month	14.02	8.59	13.67	9.67	13.65	12.65
30-Day Subsidized SEC Yield	3.96%		3.42%		3.41%
30-Day SEC Yield	3.74%		3.19%		3.18%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in years one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception return for Class B shares reflects the conversion of Class B shares into Class A shares seven years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi entities. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

1

Fund Report

For the six-month period ended December 31, 2004

Van Kampen Emerging Markets Income Fund is managed by the Adviser's Emerging Markets Debt team.1 Current team members include Abigail McKenna, Managing Director of the Adviser, and Eric Baurmeister and Federico Kaune, Executive Directors of the Adviser.

Market Conditions

The second half of 2004 was quite positive for emerging market debt. The J.P. Morgan Emerging Markets Bond Index Global rose 14.33 percent during the period as the yield spread between emerging market debt and U.S. Treasuries tightened by 135 basis points to a new low of +347 basis points (or a little less than 3.5 percent). The widely anticipated adverse impact of higher global interest rates on global liquidity and therefore on credit spreads, particularly for emerging market debt, did not materialize. Interest rates in the United States increased in line with market expectations across the shorter end of the yield curve, while longer term interest rates remained stable. The U.S. economy grew at a healthy pace without generating significant inflationary pressures, and volatility declined in financial markets. Furthermore, the depreciation of the U.S. dollar was surprisingly orderly and did not disrupt markets despite the magnitude of the decline.

The compression of emerging market debt spreads over the period reflects several factors. These include a higher average rating for the asset class, continued large inflows from strategic investors, a supportive environment for credit spreads and fundamental improvements in most emerging market countries. An extraordinarily supportive external environment-the best in at least a quarter of a century-greatly benefited emerging economies, lifting their debt issues in spite of tight absolute valuations at the beginning of the year. Taken together, high global growth, low global interest rates, high commodity prices and a weak U.S. dollar proved to be a powerful mix. In addition, the period saw a marked improvement in credit quality as most emerging economies took advantage of the expansionary global cycle to strengthen their external and fiscal accounts and reduce (and/or improve the composition and duration of) their net external liabilities. The export-led growth trickled down to the domestic economy, helping to appease social and political pressures in most emerging market countries.

1Team members may change at any time without notice.

2

Performance Analysis

For the six months ended December 31, 2004, the fund's total return was 14.02 percent (Class A shares, assuming no front-end sales charge was paid), slightly underperforming the 14.33 percent return of its benchmark, the J.P. Morgan Emerging Markets Bond Index Global.

The fund's returns benefited from an overweight relative to the benchmark exposure to Turkey and Indonesia, both of which outpaced the market during the period. Turkish local markets rallied on the news that Turkey received a formal invitation to begin accession negotiations in October of 2005 for European Union membership. In addition, the parameters of the negotiation proved to be more favorable for Turkey than markets had expected. Local interest rates declined sharply and Turkish bond prices rose in response. Overweight exposure to Russia and Argentina also added to the fund's relative returns during the final months of the year. We are currently maintaining a significant overweighting in Russian bonds as we continue to believe that the current level of spread is attractive relative to the fundamental credit risk. We expect Russia's risk premium to shrink over time as both investors and the rating agencies come to appreciate the fundamental improvement in credit quality that has taken place.

Weaker-than-anticipated U.S. economic data during the summer months and the perception that the Federal Reserve Board would slow down the pace of interest rate hikes had the effect of increasing investor risk appetite throughout much of the period. As a result, the fund's relatively light exposure to markets such as Venezuela and Uruguay adversely impacted performance.

Despite the historically low spreads versus U.S. Treasuries, we believe emerging market debt continues to offer higher risk premiums than comparable corporate credits. In fact, BBB, BB and B credits in emerging market issues provide roughly 60, 160 and 100 basis points, respectively, of incremental yield relative to comparable corporate credits in the United States. In addition, we expect external

Total return for the six-month period ended December 31, 2004

Class A	Class B	Class C	J.P. Morgan Emerging Markets Bond Index Global
14.02%	13.67%	13.65%	14.33%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance.

3

conditions to remain supportive of emerging economies in 2005, which together with their cautious fiscal and monetary policies should result in a further improvement in macroeconomic fundamentals and payment capacity. Nonetheless, there are risks to our otherwise benign external outlook. These include inflationary pressures building up in the United States and the large fiscal and external imbalances in the U.S. economy, which pose a risk to what so far has been an orderly (and hence beneficial) depreciation of the U.S. dollar. Sharp movements in interest and exchange rates in the United States could adversely affect risk taking, global growth, capital flows, trade flows and commodity prices.

In our view, cautious management of interest rate risk together with selective allocation of resources to countries that still offer fundamental value will be the best approach to maximizing emerging market debt investment returns in 2005. We also believe that certain local markets have yet to reflect fully the ongoing improvement in emerging market economic fundamentals, and thus continue to provide good investment opportunities. In seeking to provide shareholders with a prudent vehicle for gaining exposure to this asset class, we will continue to closely monitor both the emerging markets and global investment conditions, and employ a disciplined approach to investing. We believe the fund may be suitable for investors seeking to add an additional element of diversification to a well-rounded portfolio.

There is no guarantee that any securities will continue to perform well or be held by the fund in the future.

4

Ratings allocation as of 12/31/04
AA/Aa	5.0%
A/A	4.4
BBB/Baa	27.1
BB/Ba	46.1
B/B	6.2
CCC/Caa	1.5
CC/Ca	7.2
Non-Rated	2.5
Summary of Investments by Country Classification as of 12/31/04
Mexico	19.4%
Russia	18.0
Brazil	16.1
Turkey	8.7
Venezuela	4.8
Argentina	4.2
Columbia	3.8
Philippines	3.4
Indonesia	2.9
Panama	2.9
Peru	2.6
Malaysia	2.0
Chile	1.7
Bulgaria	1.6
Ecuador	1.4
Nigeria	1.4
Ukraine	1.3
Qatar	0.7
Tunisia	0.3
Ivory Coast	0.1
Total Long-Term Investments	97.3%
Short-Term Investments	1.1
Other Assets in Excess of Liabilities	1.6
Total Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings allocation are as a percentage of long-term investments and ratings are based upon ratings issued by Standard and Poor's and Moody's, respectively. Summary of investments by country classification are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102. You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

6

Proxy Voting Policies and Procedures and Proxy Voting Record

The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/01/04 - 12/31/04.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/04	12/31/04	7/1/04-12/31/04
Class A
Actual	$1,000.00	$1,140.26	$8.36
Hypothetical (5% annual return before expenses)	1,000.00	1,017.41	7.88
Class B
Actual	1,000.00	1,136.78	12.39
Hypothetical (5% annual return before expenses)	1,000.00	1,013.61	11.67
Class C
Actual	1,000.00	1,136.59	12.39
Hypothetical (5% annual return before expenses)	1,000.00	1,013.61	11.67

*  Expenses are equal to the Fund's annualized expense ratio of 1.55%, 2.30%, and 2.30% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). These ratios reflect an expense cap.

Assumes all dividends and distributions were reinvested.

8

Van Kampen Emerging Markets Income Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited)

Par Amount (000)	Description	Coupon	Maturity	Value
Domestic Corporate Bonds 0.0%
Telecommunications 0.0%
$465	Exodus Communications, Inc. (a) (b) (c)	11.625%	07/15/10	$0
2,139	Rhythms Netconnections, Inc. (a) (b) (c)	13.500	05/15/08	0
245	Rhythms Netconnections, Inc. (a) (b) (c)	14.000	02/15/10	0
Total Domestic Corporate Bonds				0
Foreign Bonds and Debt Securities (US $) 13.2%
Chile 1.7%
585	Empresa Nacional Del Petro	6.750	11/15/12	652,723
420	Empresa Nacional Del Petro, 144A-Private Placement (d)	6.750	11/15/12	467,925
				1,120,648
Indonesia 2.8%
3,230	Pindo Deli Finance Mauritius (a)	10.750	10/01/07	1,017,450
700	Tjiwi Kimia Finance Mauritius (a)	10.000	08/01/04	290,500
1,520	Tjiwi Kimia Intl Finance (a)	13.250	08/01/49	615,600
				1,923,550
Mexico 8.7%
1,250	Pemex Project Funding Master Trust	9.125	10/13/10	1,501,875
1,300	Pemex Project Funding Master Trust, 144A-Private Placement (d) (f)	3.790	06/15/10	1,337,050
380	Pemex Project Funding Master Trust, 144A-Private Placement (d)	8.625	12/01/23	441,180
650	Pemex Project Funding Master Trust, 144A-Private Placement (d)	9.500	09/15/27	817,375
950	Pemex Project Funding Master Trust, 144A-Private Placement (d)	9.500	09/15/27	1,199,375
1,013	Satelites Mexicanos SA (a)	10.125	11/01/04	562,215
				5,859,070
United Kingdom 0.0%
665	Esprit Telecom Group (DEM) (a) (c)	11.000	06/15/08	0
Total Foreign Bonds and Debt Securities				8,903,268
Foreign Convertible Corporate Obligation 0.0%
425	KPNQuest NV (Convertible into 60,369 Common Shares) (EUR) (Netherlands) (a) (b)	10.000	03/15/12	16

See Notes to Financial Statements

9

Van Kampen Emerging Markets Income Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Par Amount (000)	Description	Coupon	Maturity	Value
Foreign Government Obligations (US $) 84.1%
Argentina 4.2%
$1,810	Republic of Argentina (a)	0.000%	04/10/05	$724,000
450	Republic of Argentina (a)	12.125	05/21/05	130,515
3,980	Republic of Argentina (a)	11.750	04/07/09	1,373,100
360	Republic of Argentina (a)	11.375	03/15/10	124,200
215	Republic of Argentina (a)	11.375	01/30/17	74,175
50	Republic of Argentina (a)	12.000	02/01/20	16,500
602	Republic of Argentina (a) (e)	6.000	03/31/23	344,546
110	Republic of Argentina (a)	11.750	06/15/15	37,675
				2,824,711
Brazil 16.1%
2,450	Federated Republic of Brazil	14.500	10/15/09	3,279,080
2,028	Federated Republic of Brazil (e)	8.000	04/15/14	2,088,116
1,160	Federated Republic of Brazil	10.500	07/14/14	1,377,500
1,215	Federated Republic of Brazil	8.875	04/15/24	1,263,600
720	Federated Republic of Brazil	11.000	08/17/40	855,180
1,580	Federated Republic of Brazil (Variable Rate) (e) (f)	3.062	04/15/24	1,474,435
520	Federated Republic of Brazil (Variable Rate) (e) (f)	6.000	04/15/24	487,648
				10,825,559
Bulgaria 1.6%
670	Republic of Bulgaria	8.250	01/15/15	844,133
187	Republic of Bulgaria, 144A- Private Placement (d)	8.250	01/15/15	234,685
				1,078,818
Columbia 3.9%
909	Republic of Columbia	9.750	04/09/11	1,050,176
740	Republic of Columbia	11.750	02/25/20	954,600
510	Republic of Columbia	10.375	01/28/33	591,600
				2,596,376
Ecuador 1.4%
1,110	Republic of Ecuador (g)	8.000	08/15/30	961,537
Ivory Coast 0.1%
495	Ivory Coast Government International Bond (Variable Rate) (a) (f)	2.000	03/29/18	85,426
Malaysia 2.0%
1,120	Malaysia	8.750	06/01/09	1,330,034

See Notes to Financial Statements

10

Van Kampen Emerging Markets Income Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Par Amount (000)	Description	Coupon	Maturity	Value
Mexico 10.7%
$1,080	United Mexican States	10.375%	02/17/09	$1,323,000
1,400	United Mexican States	8.375	01/14/11	1,647,800
1,160	United Mexican States	8.125	12/30/19	1,364,160
420	United Mexican States	8.000	09/24/22	485,520
1,061	United Mexican States	11.500	05/15/26	1,625,982
640	United Mexican States	8.300	08/15/31	751,680
				7,198,142
Nigeria 1.4%
1,000	Central Bank of Nigeria	6.250	11/15/20	947,500
Panama 2.9%
540	Republic of Panama	9.625	02/08/11	639,900
210	Republic of Panama	10.750	05/15/20	274,050
630	Republic of Panama	8.875	09/30/27	696,150
310	Republic of Panama	9.375	04/01/29	365,800
				1,975,900
Peru 2.6%
590	Republic of Peru	9.875	02/06/15	725,700
470	Republic of Peru	8.375	05/03/16	528,750
530	Republic of Peru (Variable Rate) (e) (f)	4.500	03/07/17	499,986
				1,754,436
Philippines 3.4%
2,300	Republic of Philippines	8.875	03/17/15	2,305,750
Qatar 0.7%
320	State of Qatar	9.750	06/15/30	465,600
Russia 18.0%
1,500	Aries Vermogensverwaltung	9.600	10/25/14	1,855,631
940	Russian Federation	8.250	03/31/10	1,045,092
1,716	Russian Federation	11.000	07/24/18	2,408,984
2,370	Russian Federation	12.750	06/24/28	3,897,520
2,713	Russian Federation (g)	5.000/7.500	03/31/30	2,808,946
130	Russian Federation, 144A- Private Placement (d) (g)	5.000/7.500	03/31/30	134,550
				12,150,723
Tunisia 0.3%
200	Central Bank of Tunisia	7.375	04/24/12	229,500

See Notes to Financial Statements

11

Van Kampen Emerging Markets Income Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Par Amount (000)	Description	Coupon	Maturity	Value
Turkey 8.7%
$640	Citigroup Global Mkts Hldgs-Turkish Currency Indexed Credit Linked Note, 144A-Private Placement (Republic of Turkey) (d)	0.000%	02/23/06	$778,624
1,410	Citigroup Global Mkts Hldgs-Turkish Currency Indexed Credit Linked Note, 144A-Private Placement (Republic of Turkey) (d)	0.000	02/23/06	1,754,745
560	Citigroup Global Mkts Hldgs-Turkish Currency Indexed Credit Linked Note, 144A-Private Placement (Republic of Turkey) (d)	0.000	02/23/06	721,616
935	Republic of Turkey	11.500	01/23/12	1,206,150
1,100	Republic of Turkey	11.000	01/14/13	1,405,250
				5,866,385
Ukraine 1.3%
800	Ukraine Government (Variable Rate), 144A-Private Placement (d) (f)	5.330	08/05/09	846,000
Venezuela 4.8%
1,290	Republic of Venezuela	10.750	09/19/13	1,548,000
450	Republic of Venezuela	8.500	10/08/14	478,125
430	Republic of Venezuela	9.250	09/15/27	454,725
720	Republic of Venezuela	9.375	01/13/34	763,560
				3,244,410
Total Foreign Government Obligations 84.1%				56,686,807

See Notes to Financial Statements

12

Van Kampen Emerging Markets Income Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Value
Equities 0.0%
Cental Bank of Nigeria (750 Common Stock Warrants) (c) (h)	$0
Dobson Communications Corp. (60 Preferred Shares) (i)	2,745
Republic of Venezuela (3,200 Common Stock Warrants) (c) (h)	0
Viatel Holding Bermuda Ltd. (876 Common Shares) (h)	832
Total Equities	3,577
Total Long-Term Investments 97.3% (Cost $61,107,347)	65,593,668
Repurchase Agreement 1.1%
State Street Bank & Trust Co. ($698,000 par collaterized by U.S. Government obligations in a pooled cash account, interest rate of 1.40%, dated 12/31/04, to be sold on 01/03/05 at $698,081) (Cost $698,000)	698,000
Total Investments 98.4% (Cost $61,805,347)	66,291,668
Other Assets in Excess of Liabilities 1.6%	1,094,095
Net Assets 100.0%	$67,385,763

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing as security is in default.

(b)  This borrower has filed for protection in federal bankruptcy court.

(c)  Market value is determined in accordance with procedures established in good faith by the Board of Directors.

(d)  144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e)  Item represents a "Brady Bond" which is the product of the "Brady Plan" under which various Latin American, African, and Southeast Asian nations have converted their outstanding external defaulted commercial bank loans into bonds. Certain Brady Bonds have been collateralized, as to principal due at maturity, by U.S. Treasury zero coupon bonds with a maturity date equal to the final maturity date of such Brady Bonds.

(f)  Variable rate security. Interest rate shown is that in effect at December 31, 2004.

(g)  Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(h)  Non-income producing security.

(i)  Payment-in-kind security.

EUR-Eurodollar
DEM-German Mark

See Notes to Financial Statements

13

Van Kampen Emerging Markets Income Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Summary of Long Term Investments by Industry Classification (Unaudited)

Industry	Value	Percent of Net Assets
Foreign Government Obligations	$56,686,807	84.1%
Energy	6,417,503	9.5
Forest Products	1,923,550	2.9
Cable	562,215	0.8
Wireless Communications	2,745	0.0
Alternative Carriers	832	0.0
Telecommunications	16	0.0
	$65,593,668	97.3%

See Notes to Financial Statements

14

Van Kampen Emerging Markets Income Fund

Financial Statements

Statement of Assets and Liabilities

December 31, 2004 (Unaudited)

Assets:
Total Investments (Cost $61,805,347)	$66,291,668
Cash	385,015
Receivables:
Interest	1,188,167
Investments Sold	147,246
Fund Shares Sold	54,627
Other	58,939
Total Assets	68,125,662
Liabilities:
Payables:
Fund Shares Repurchased	349,895
Distributor and Affiliates	82,441
Income Distributions	57,359
Investment Advisory Fee	29,834
Variation Margin on Futures	11,563
Accrued Expenses	117,602
Directors' Deferred Compensation and Retirement Plans	91,205
Total Liabilities	739,899
Net Assets	$67,385,763
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,125,000,000 shares authorized)	$175,557,436
Net Unrealized Appreciation	4,486,423
Accumulated Undistributed Net Investment Income	(2,082,351)
Accumulated Net Realized Loss	(110,575,745)
Net Assets	$67,385,763
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $25,442,143 and 3,132,165 shares of beneficial interest issued and outstanding)	$8.12
Maximum sales charge (4.75%* of offering price)	.40
Maximum offering price to public	$8.52
Class B Shares:
Net asset value and offering price per share (Based on net assets of $27,559,835 and 3,408,267 shares of beneficial interest issued and outstanding)	$8.09
Class C Shares:
Net asset value and offering price per share (Based on net assets of $14,383,785 and 1,775,959 shares of beneficial interest issued and outstanding)	$8.10

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

15

Van Kampen Emerging Markets Income Fund

Financial Statements continued

Statement of Operations

For the Six Months Ended December 31, 2004 (Unaudited)

Investment Income:
Interest	$2,190,295
Other	4,170
Total Income	2,194,465
Expenses:
Investment Advisory Fee	257,119
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $31,632, $142,618 and $72,363, respectively)	246,613
Shareholder Services	92,863
Accounting	45,232
Custody	13,617
Legal	12,213
Directors' Fees and Related Expenses	11,791
Other	88,033
Total Expenses	767,481
Expense Reduction ($49,951 Investment Advisory Fee and $24,858 Other)	74,809
Less Credits Earned on Cash Balances	385
Net Expenses	692,287
Net Investment Income	$1,502,178
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$1,776,030
Futures	(488,529)
Net Realized Gain	1,287,501
Unrealized Appreciation/Depreciation:
Beginning of the Period	(1,559,379)
End of the Period:
Investments	4,486,321
Futures	102
4,486,423
Net Unrealized Appreciation During the Period	6,045,802
Net Realized and Unrealized Gain	$7,333,303
Net Increase in Net Assets From Operations	$8,835,481

See Notes to Financial Statements

16

Van Kampen Emerging Markets Income Fund

Financial Statements continued

Statements of Changes in Net Assets (Unaudited)

	For The Six Months Ended December 31, 2004	For The Year Ended June 30, 2004
From Investment Activities:
Operations:
Net Investment Income	$1,502,178	$4,388,125
Net Realized Gain	1,287,501	2,268,876
Net Unrealized Appreciation/Depreciation During the Period	6,045,802	(2,500,868)
Change in Net Assets from Operations	8,835,481	4,156,133
Distributions from Net Investment Income:
Class A Shares	(977,406)	(1,752,588)
Class B Shares	(989,388)	(1,878,069)
Class C Shares	(504,597)	(877,516)
Total Distributions	(2,471,391)	(4,508,173)
Net Change in Net Assets from Investment Activities	6,364,090	(352,040)
From Capital Transactions:
Proceeds from Shares Sold	4,149,025	20,629,902
Net Asset Value of Shares Issued Through Dividend Reinvestment	1,879,544	3,382,257
Cost of Shares Repurchased	(13,710,464)	(46,450,390)
Net Change in Net Assets from Capital Transactions	(7,681,895)	(22,438,231)
Total Decrease in Net Assets	(1,317,805)	(22,790,271)
Net Assets:
Beginning of the Period	68,703,568	91,493,839
End of the Period (Including accumulated undistributed net investment income of $(2,082,351) and $(1,113,138), respectively)	$67,385,763	$68,703,568

See Notes to Financial Statements

17

Van Kampen Emerging Markets Income Fund

Financial Highlights (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Six Months Ended December 31,	Year Ended June 30,
	2004	2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$7.40	$7.47	$6.63	$8.11	$9.93	$9.90
Net Investment Income	19 (a)	.45 (a)	.52 (a)	.71 (a)	1.00 (a)	1.14 (a)
Net Realized and Unrealized Gain/Loss	.84	(.06)	.88	(1.36)	(1.77)	(.06)
Total from Investment Operations	1.03	.39	1.40	(.65)	(.77)	1.08
Less:
Distributions from Net Investment Income	.31	.46	.50	.83	1.05	1.05
Return of Capital Distributions	-0-	-0-	.06	-0-	-0-	-0-
Total Distributions	.31	.46	.56	.83	1.05	1.05
Net Asset Value, End of the Period	$8.12	$7.40	$7.47	$6.63	$8.11	$9.93
Total Return* (b)	14.02%**	5.16%	22.51%	–6.92%	–8.23%	11.39%
Net Assets at End of the Period (In millions)	$25.4	$25.0	$33.8	$22.4	$31.1	$44.9
Ratio of Expenses to Average Net Assets*	1.55%	1.55%	1.57%	1.53%	1.55%	1.60%
Ratio of Net Investment Income to Average Net Assets*	4.85%	5.87%	7.75%	9.46%	10.96%	11.41%
Portfolio Turnover	70%**	228%	133%	94%	141%	119%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.77%	1.72%	1.61%	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.63%	5.70%	7.71%	N/A	N/A	N/A
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	N/A	1.55%	1.55%	N/A	1.45%	1.46%

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

18

Van Kampen Emerging Markets Income Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Six Months Ended December 31,	Year Ended June 30,
	2004	2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$7.37	$7.44	$6.61	$8.08	$9.89	$9.86
Net Investment Income	.16 (a)	.39 (a)	.47 (a)	.65 (a)	.93 (a)	1.06 (a)
Net Realized and Unrealized Gain/Loss	.84	(.06)	.87	(1.34)	(1.76)	(.06)
Total from Investment Operations	1.00	.33	1.34	(.69)	(.83)	1.00
Less:
Distributions from Net Investment Income	.28	.40	.47	.78	.98	.97
Return of Capital Distributions	-0-	-0-	.04	-0-	-0-	-0-
Total Distributions	.28	.40	.51	.78	.98	.97
Net Asset Value, End of the Period	$8.09	$7.37	$7.44	$6.61	$8.08	$9.89
Total Return* (b)	13.67%**	4.44%	21.52%	–7.48%	–8.99%	10.58%
Net Assets at End of the Period (In millions)	$27.6	$29.3	$39.9	$43.9	$64.1	$90.9
Ratio of Expenses to Average Net Assets*	2.30%	2.30%	2.31%	2.28%	2.30%	2.35%
Ratio of Net Investment Income to Average Net Assets*	4.11%	5.13%	7.10%	8.71%	10.21%	10.65%
Portfolio Turnover	70%**	228%	133%	94%	141%	119%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.52%	2.47%	2.36%	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	3.89%	4.96%	7.05%	N/A	N/A	N/A
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	N/A	2.30%	2.30%	N/A	2.20%	2.21%

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

19

Van Kampen Emerging Markets Income Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Six Months Ended December 31,	Year Ended June 30,
	2004	2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$7.38	$7.45	$6.62	$8.08	$9.89	$9.87
Net Investment Income	.16 (a)	.39 (a)	.47 (a)	.64 (a)	.93 (a)	1.06 (a)
Net Realized and Unrealized Gain/Loss	.84	(.06)	.87	(1.32)	(1.76)	(.07)
Total from Investment Operations	1.00	.33	1.34	(.68)	(.83)	.99
Less:
Distributions from Net Investment Income	.28	.40	.46	.78	.98	.97
Return of Capital Distributions	-0-	-0-	.05	-0-	-0-	-0-
Total Distributions	.28	.40	.51	.78	.98	.97
Net Asset Value, End of the Period	$8.10	$7.38	$7.45	$6.62	$8.08	$9.89
Total Return* (b)	13.65%**	4.43%	21.49%	–7.47%	–8.88%	10.57%
Net Assets at End of the Period (In millions)	$14.4	$14.4	$17.8	$17.4	$23.3	$33.5
Ratio of Expenses to Average Net Assets*	2.30%	2.30%	2.31%	2.28%	2.30%	2.35%
Ratio of Net Investment Income to Average Net Assets*	4.10%	5.12%	7.08%	8.68%	10.21%	10.65%
Portfolio Turnover	70%**	228%	133%	94%	141%	119%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.52%	2.47%	2.36%	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	3.88%	4.95%	7.03%	N/A	N/A	N/A
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	N/A	2.30%	2.30%	N/A	2.20%	2.21%

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

20

Van Kampen Emerging Markets Income Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited)

1.  Significant Accounting Policies

The Van Kampen Emerging Markets Income Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund invests primarily in income securities of emerging market country issuers. The Fund commenced operations on April 21, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. The Fund registered Class I Shares on October 29, 2004. There were no sales of Class I Shares for the period ended December 31, 2004.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. At December 31, 2004, the Fund had no when-issued or delayed delivery purchase commitments.

21

Van Kampen Emerging Markets Income Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares. Bond discount is accreted and premium is amortized over the expected life of each applicable security.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $111,258,252, which will expire between June 30, 2007 and June 30, 2012.

At December 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$62,103,020
Gross tax unrealized appreciation	$7,103,376
Gross tax unrealized depreciation	(2,914,728)
Net tax unrealized appreciation on investments	$4,188,648

22

Van Kampen Emerging Markets Income Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

E.  Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the year ended June 30, 2004 was as follows:

Distributions paid from:
Ordinary Income	$4,564,204
Long-term capital gain	-0-
Return of Capital	-0-
$4,564,204

As of June 30, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$348,417

Net realized gains or losses may differ for financial and tax reporting purposes as a result of wash sale transactions.

F.  Foreign Currency Translations and Foreign Investments The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates.

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain

23

Van Kampen Emerging Markets Income Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

G.  Expense Reductions During the six months ended December 31, 2004, the Fund's custody fee was reduced by $385 as a result of credits earned on cash balances.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	.75%
Next $500 million	.70%
Over $1 billion	.65%

For the six months ended December 31, 2004, the Adviser waived approximately $50,000 of its advisory fees. The Adviser has agreed to waive all expenses in excess of 1.55% of Class A average net assets, 2.30% of Class B average net assets, and 2.30% of Class C average net assets. This waiver is voluntary and can be discontinued at any time.

For the six months ended December 31, 2004, the Fund recognized expenses of approximately $3,800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2004, the Fund recognized expenses of approximately $14,900, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Accounting" and "Legal" expenses, respectively, on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2004, the Fund recognized expenses of approximately $75,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

The Adviser had voluntarily agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceeded 0.25% of the average daily net assets of the Fund. For the four months ended October 31, 2004, the Adviser reimbursed $24,858 of these fees. Effective November 1, 2004, this reimbursement was discontinued.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $45,884 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in

24

Van Kampen Emerging Markets Income Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3.  Capital Transactions

At December 31, 2004, capital aggregated $53,694,907, $86,485,075 and $35,377,454 for Classes A, B, and C, respectively. For the six months ended December 31, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	356,297	$2,781,648
Class B	154,727	1,213,612
Class C	19,652	153,765
Total Sales	530,676	$4,149,025
Dividend Reinvestment:
Class A	89,621	$709,801
Class B	96,687	762,897
Class C	51,467	406,846
Total Dividend Reinvestment	237,775	$1,879,544
Repurchases:
Class A	(699,897)	$(5,462,179)
Class B	(815,715)	(6,341,739)
Class C	(245,299)	(1,906,546)
Total Repurchases	(1,760,911)	$(13,710,464)

25

Van Kampen Emerging Markets Income Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

At June 30, 2004, capital aggregated $55,665,637, $90,850,305 and $36,723,389 for Classes A, B, and C, respectively. For the year ended June 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	2,080,001	$15,837,433
Class B	516,426	3,967,536
Class C	108,608	824,933
Total Sales	2,705,035	$20,629,902
Dividend Reinvestment:
Class A	170,933	$1,303,870
Class B	183,424	1,390,352
Class C	90,646	688,035
Total Dividend Reinvestment	445,003	$3,382,257
Repurchases:
Class A	(3,394,106)	$(25,862,148)
Class B	(2,092,763)	(15,809,479)
Class C	(631,142)	(4,778,763)
Total Repurchases	(6,118,011)	$(46,450,390)

Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2004 and the year ended June 30, 2004, 49,184 and 224,456 Class B Shares, respectively converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	4.00%	1.00%
Second	4.00%	None
Third	3.00%	None
Fourth	2.50%	None
Fifth	1.50%	None
Sixth and Thereafter	None	None

26

Van Kampen Emerging Markets Income Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

For the six months ended December 31, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $2,800 and CDSC on redeemed shares of approximately $17,400. Sales charges do not represent expenses of the Fund.

4.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $46,036,475 and $54,440,302, respectively.

5.  Distribution and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

Annual fees under the Plans of up to 0.25% of Class A average daily net assets and up to 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $2,862,300 and $296,300 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

Included in these fees for the six months ended December 31, 2004, are payments retained by Van Kampen of approximately $111,400 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $21,500.

6.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

27

Van Kampen Emerging Markets Income Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures contracts on U.S. Treasuries and foreign government bonds and typically closes the contracts prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

Transactions in futures contracts for the six months ended December 31, 2004, were as follows:

Contracts
Outstanding at June 30, 2004	117
Futures Opened	242
Futures Closed	(283)
Outstanding at December 31, 2004	76

The futures contracts outstanding as of December 31, 2004, and the descriptions and the unrealized appreciation/depreciation are as follows:

	Contracts	Unrealized Appreciation/ Depreciation
Short Contracts:
10-Year U.S. Treasury Note - March 2005 (Current Notional Value of $111,938 per contract)	7	$(2,611)
5-Year U.S. Treasury Note - March 2005 (Current Notional Value of $109,531 per contract)	69	2,713
	76	$102

7.  Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates,

28

Van Kampen Emerging Markets Income Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff has sought leave to file a second amended derivative complaint that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, the parties have agreed that plaintiff's proposed second amended derivative complaint would be withdrawn and that the allegations regarding market timing and late trading asserted therein would be filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

The defendants have moved to dismiss these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

The Adviser and Van Kampen Series Fund, Inc. are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

8.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

29

Van Kampen Emerging Markets Income Fund

Board of Directors and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Mitchell M. Merin*

Jack E. Nelson

Richard F. Powers, III*

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Investment Adviser

Van Kampen Asset Management
1221 Avenue of the Americas
New York, New York 10020

Distributor

Van Kampen Funds Inc.
1221 Avenue of the Americas
New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 947
Jersey City, New Jersey 07303-0947

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
180 N. Stetson Avenue
Chicago, Illinois 60601

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

30

Your Notes

Your Notes

Van Kampen

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

(continued on back)

Van Kampen

An Important Notice Concerning Our U.S. Privacy Policy continued

your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.

1 Parkview Plaza, P.O. Box 5555

Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright ©2004 Van Kampen Funds Inc. All rights reserved.

Member NASD/SIPC. 454, 554, 654

MSWW SAR 3/05 RN05-00205P-Y/12/04

Van Kampen

Equity Growth Fund

SEMIANNUAL REPORT

December 31, 2004

Enjoy Life's True Wealth

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Equity Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2004.

This piece must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 12/31/04

Average Annual Total Returns

	A Shares since 5/28/98		B Shares since 5/28/98		C Shares since 5/28/98
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge
Since Inception	0.88%	–0.02%	0.14%	0.14%	0.19%	0.19%
5-year	–6.82	–7.92	–7.52	–7.79	–7.44	–7.44
1-year	6.85	0.73	5.99	0.99	5.97	4.97
6-month	4.54	–1.43	4.07	–0.93	4.06	3.06

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Figures shown above assume reinvestment of all dividends and capital gains.

The Russell 1000®  Growth Index is generally representative of the U.S. market for large-capitalization stocks. The Standard & Poor's 500 Index is generally representative of the U.S. stock market. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

1

Fund Report

For the six-month period ended December 31, 2004

Van Kampen Equity Growth Fund is managed by the Adviser's U.S. Growth team.1 Current members include Dennis Lynch and David Cohen, Managing Directors of the Adviser; and Sam Chainani, Executive Director of the Adviser.

Market Conditions

For much of the second half of 2004, the stock market's momentum was stalled by investors' concerns about the ongoing conflict in Iraq, the continued threat of terrorism and uncertainty surrounding the outcome of the U.S. presidential election. Volatile energy prices provided further reasons for investors to be apprehensive.

There were some positive influences as well. Manufacturing activity was strong throughout the period, and corporate earnings were generally impressive. Also, although the Federal Reserve Board (the "Fed") raised short-term interest rates five times during 2004, the rate increases were widely anticipated and implemented at a measured pace. Consumer confidence, although weak for much of the period, rebounded in December as job prospects improved.

The stock market staged a post-election rally. Oil prices began falling from their highs, and, to the relief of investors, the election concluded with a clear victor. Large-cap growth stocks enjoyed strong performance during this time frame, although they generally trailed large-cap value stocks for the entire period.

Performance Analysis

Van Kampen Equity Growth Fund returned 4.54 percent (Class A shares, assuming no front-end sales charge was paid) for the six-month period ending

Total return for the six-month period ended December 31, 2004

Class A	Class B	Class C	Russell 1000® Growth Index	S&P 500 Index
4.54%	4.07%	4.06%	3.47%	7.19%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definitions.

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance.

1Team members may change at any time without notice.

2

December 31, 2004. By comparison, the fund's benchmarks, the Russell 1000® Growth Index and the Standard & Poor's 500 (S&P 500) Index returned 3.47% percent and 7.19% percent, respectively, for the same time frame.

The fund turned in strong performance against its closest benchmark, the Russell 1000 Growth Index, during the period, while trailing the S&P 500. The underperformance relative to the S&P 500 can be attributed to the presence of value stocks in the index, which generally outperformed growth during the period.

The health-care sector was a source of strong returns for the fund, both because of the stocks we owned as well as our decision to de-emphasize what turned out to be a weak-performing component of the market. The index was negatively affected because of positions which were held in these drug makers which encountered problems. The fund did not hold positions in these companies and was not affected. To the fund's benefit it did not own positions in Merck and held a smaller relative weighting in Pfizer, large drug makers that encountered problems during the past six months. We sold the fund's position in Pfizer in December 2004.

In addition, the fund benefited from its holdings in UnitedHealth Group, which offers managed care and other health plans, and Guidant, a maker of cardiac devices. UnitedHealth rose on news of its plans to acquire Oxford Health and Definity Health, both of which investors believed would provide the company with new products, technological benefits and valuable economies of scale. Guidant was helped by higher Medicare and Medicaid reimbursement rates for its products, as well as news that the company would be acquired by Johnson & Johnson. At period end, the fund continued to own shares of UnitedHealth but sold our shares in Guidant after the acquisition announcement.

The financial sector was another source of strong performance. Moody's, which publishes credit ratings and other financial information, generated strong earnings and sales growth. This well-managed franchise benefited from substantial issuance of new debt, a key driver for Moody's revenues and profitability. Investment management company Franklin Resources also contributed to returns, rising on healthy growth in assets under management, especially in its global and international investment products.

On the negative side, a position in Lowe's Companies detracted from the fund's performance. We sold the fund's position in Lowe's in August 2004. The nation's second-largest home-improvement retailer behind Home Depot, Lowe's saw a downward trend in its same-store sales, which put pressure on its stock price. A second disappointment was IAC/InterActiveCorp, which owns a variety of travel- and media-related businesses, including home shopping channel HSN, ticket retailer Ticketmaster and Internet city guide Citysearch. IAC was hurt by growing competition in the online-travel market. The company announced plans to spin off its travel business.

3

Technology stocks were another source of relatively weak performance for the fund. When the market rallied during the period, tech companies generally enjoyed strong results. Unfortunately, the fund was underweighted in the sector, which hampered performance. At the same time, the fund had a relatively large exposure to oil-well and oil-service stocks. Although many of these stocks performed positively, they did not do nearly as well as other parts of the energy sector, such as crude-oil producers and offshore drillers, neither of which made up large parts of the portfolio.

Looking ahead, our goal will continue to be to hold a portfolio of what we view as high-quality growth stocks that we believe can perform well regardless of the market environment. We will continue to favor companies whose business models offer, in our opinion, some unique or dynamic competitive advantage and that offer investors a high-quality stream of cash flow and earnings growth.

There is no guarantee the securities mentioned will continue to perform well or be held by the fund in the future.

4

Top 10 Holdings as of 12/31/04
eBay, Inc.	3.9%
Microsoft Corp.	3.6
Carnival Corp. (Panama)	3.5
Johnson & Johnson	3.1
Newmont Mining Corp.	3.1
Dell, Inc.	3.0
Yahoo!, Inc.	3.0
Wal-Mart Stores, Inc.	2.9
QUALCOMM, Inc.	2.9
UnitedHealth Group, Inc.	2.5
Summary of Investments by Industry Classification as of 12/31/04
Health Care Equipment	6.2%
Internet Retail	4.9
Systems Software	4.9
Casinos & Gaming	4.4
Communications Equipment	4.1
Pharmaceuticals	4.1
Biotechnology	3.9
Internet Software & Services	3.5
Hotels	3.5
Hypermarkets & Super Centers	3.4
Computer Hardware	3.4
Diversified Commercial Services	3.4
Gold	3.1
Wireless Telecommunication Services	2.9
Managed Health Care	2.5
Home Entertainment Software	2.4
Oil & Gas Exploration & Production	2.3
Semiconductors	2.1
Other Diversified Financial Services	1.9
Data Processing & Outsourcing Services	1.9
Industrial Conglomerates	1.7
Consumer Finance	1.6
Asset Management & Custody Banks	1.5
Movies & Entertainment	1.5
Broadcasting & Cable TV	1.5
Property & Casualty	1.5
Packaged Foods	1.4

(continued on next page)

5

Summary of Investments by Industry Classification as of 12/31/04

(continued from previous page)

Home Improvement Retail	1.4%
Integrated Oil & Gas	1.3
Specialized Finance	1.1
Health Care Services	1.0
General Merchandise Stores	1.0
Multi-Utilities & Unregulated Power	1.0
Personal Products	1.0
Specialty Stores	1.0
Soft Drinks	1.0
Oil & Gas Equipment & Services	0.9
Air Freight & Couriers	0.8
Apparel & Accessories	0.8
Fertilizers & Agricultural Chemicals	0.8
Household Products	0.7
Diversified Metals & Mining	0.7
Advertising	0.6
Apparel Retail	0.5
Health Care Distributors	0.5
Tobacco	0.5
Investment Banking & Brokerage	0.5
IT Consulting & Other Services	0.5
Restaurants	0.5
Paper Packaging	0.3
Computer Storage & Peripherals	0.0
Total Long-Term Investments	97.9
Total Short-Term Investments	2.5
Liabilities in Excess of Other Assets	(0.4)
Total Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

6

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102. You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

7

Proxy Voting Policies and Procedures and Proxy Voting Record

The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/01/04 - 12/31/04.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads), and redemption fees, or exchange fees.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/01/04	12/31/04	7/1/04-12/31/04
Class A
Actual	$1,000.00	$1,045.41	$7.73
Hypothetical (5% annual return before expenses)	1,000.00	1,017.71	7.63
Class B
Actual	1,000.00	1,040.72	11.57
Hypothetical (5% annual return before expenses)	1,000.00	1,013.91	11.42
Class C
Actual	1,000.00	1,040.59	11.57
Hypothetical (5% annual return before expenses)	1,000.00	1,013.91	11.42

*  Expenses are equal to the Fund's annualized expense ratio of 1.50%, 2.25%, and 2.25% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

9

Van Kampen Equity Growth Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited)

Description	Number of Shares	Value
Common Stocks 97.9%
Advertising 0.6%
Lamar Advertising Co., Class A (a)	18,300	$782,874
Air Freight & Couriers 0.8%
CH Robinson Worldwide, Inc.	17,210	955,499
Apparel & Accessories 0.8%
Coach, Inc. (a)	16,400	924,960
Apparel Retail 0.5%
Chico's FAS, Inc. (a)	14,343	653,037
Asset Management & Custody Banks 1.5%
Franklin Resources, Inc.	26,700	1,859,655
Biotechnology 3.9%
Amgen, Inc. (a)	14,072	902,719
Biogen Idec, Inc. (a)	9,400	626,134
Genentech, Inc. (a)	23,700	1,290,228
Genzyme Corp. (a)	10,300	598,121
Gilead Sciences, Inc. (a)	37,850	1,324,371
		4,741,573
Broadcasting & Cable TV 1.5%
NTL, Inc. (a)	8,300	605,568
Univision Communications, Inc., Class A (a)	40,445	1,183,825
		1,789,393
Casinos & Gaming 4.4%
GTECH Holdings Corp.	25,700	666,915
International Game Technology	60,800	2,090,304
Las Vegas Sands Corp. (a)	13,081	627,888
Station Casinos, Inc.	21,100	1,153,748
Wynn Resorts, Ltd. (a)	12,785	855,572
		5,394,427
Communications Equipment 4.1%
Cisco Systems, Inc. (a)	56,600	1,092,380
Juniper Networks, Inc. (a)	14,000	380,660
QUALCOMM, Inc.	84,158	3,568,299
		5,041,339
Computer Hardware 3.4%
Dell, Inc. (a)	86,750	3,655,645
Shanda Interactive Entertainment, Ltd.-ADR (Cayman Islands) (a)	10,800	459,000
		4,114,645
Computer Storage & Peripherals 0.0%
Seagate Technology, Inc. (a) (b) (c)	15,200	0

See Notes to Financial Statements

10

Van Kampen Equity Growth Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Consumer Finance 1.6%
American Express Co.	17,450	$983,657
SLM Corp.	18,100	966,359
		1,950,016
Data Processing & Outsourcing Services 1.9%
First Data Corp.	26,400	1,123,056
Paychex, Inc.	34,880	1,188,710
		2,311,766
Diversified Commercial Services 3.4%
Apollo Group, Inc., Class A (a)	32,800	2,647,288
ChoicePoint, Inc. (a)	12,300	565,677
Corporate Executive Board Co.	13,000	870,220
		4,083,185
Diversified Metals & Mining 0.7%
Peabody Energy Corp.	10,200	825,282
Fertilizers & Agricultural Chemicals 0.8%
Monsanto Co.	16,600	922,130
General Merchandise Stores 1.0%
Kmart Holding Corp. (a)	12,300	1,217,085
Gold 3.1%
Newmont Mining Corp.	85,400	3,792,614
Health Care Distributors 0.5%
Patterson Co., Inc. (a)	14,800	642,172
Health Care Equipment 6.2%
Alcon, Inc. (Switzerland)	30,400	2,450,240
Fisher Scientific International, Inc. (a)	15,300	954,414
Kinetic Concepts, Inc. (a)	12,193	930,326
Medtronic, Inc.	31,500	1,564,605
Zimmer Holdings, Inc. (a)	21,300	1,706,556
		7,606,141
Health Care Services 1.0%
Caremark Rx, Inc. (a)	31,640	1,247,565
Home Entertainment Software 2.4%
Electronic Arts, Inc. (a)	48,000	2,960,640
Home Improvement Retail 1.4%
Home Depot, Inc.	40,550	1,733,107
Hotels 3.5%
Carnival Corp. (Panama)	74,400	4,287,672

See Notes to Financial Statements

11

Van Kampen Equity Growth Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Household Products 0.7%
Procter & Gamble Co.	15,750	$867,510
Hypermarkets & Super Centers 3.4%
Costco Wholesale Corp.	12,100	585,761
Wal-Mart Stores, Inc.	68,175	3,601,004
		4,186,765
Industrial Conglomerates 1.7%
3M Co.	11,250	923,288
Tyco International, Ltd. (Bermuda)	32,900	1,175,846
		2,099,134
Integrated Oil & Gas 1.3%
Suncor Energy, Inc. (Canada)	45,300	1,603,620
Internet Retail 4.9%
Amazon.com, Inc. (a)	14,400	637,776
eBay, Inc. (a)	40,479	4,706,898
IAC/ InterActiveCorp. (a)	22,300	615,926
		5,960,600
Internet Software & Services 3.5%
Google, Inc., Class A (a)	3,500	675,850
Yahoo!, Inc. (a)	96,340	3,630,091
		4,305,941
Investment Banking & Brokerage 0.5%
Ameritrade Holding Corp. (a)	43,600	619,992
IT Consulting & Other Services 0.5%
Infosys Technologies, Ltd.-ADR (India)	8,800	609,928
Managed Health Care 2.5%
UnitedHealth Group, Inc.	35,100	3,089,853
Movies & Entertainment 1.5%
News Corp., Class B	61,390	1,178,688
Time Warner, Inc. (a)	32,400	629,856
		1,808,544
Multi-Utilities & Unregulated Power 1.0%
Questar Corp.	23,800	1,212,848
Oil & Gas Equipment & Services 0.9%
Halliburton Co.	14,000	549,360
Schlumberger, Ltd. (Netherlands Antilles)	8,700	582,465
		1,131,825

See Notes to Financial Statements

12

Van Kampen Equity Growth Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Oil & Gas Exploration & Production 2.3%
EnCana Corp. (Canada)	11,100	$633,366
Ultra Petroleum Corp. (Canada) (a)	44,795	2,155,983
		2,789,349
Other Diversified Financial Services 1.9%
Brascan Corp., Class A (Canada)	49,600	1,786,096
Citigroup, Inc.	12,066	581,340
		2,367,436
Packaged Foods 1.4%
Wm. Wrigley Jr. Co.	25,200	1,743,588
Paper Packaging 0.3%
Sealed Air Corp. (a)	7,800	415,506
Personal Products 1.0%
Gillette Co.	26,200	1,173,236
Pharmaceuticals 4.1%
Johnson & Johnson	59,950	3,802,029
Novartis AG-ADR (Switzerland)	24,300	1,228,122
		5,030,151
Property & Casualty 1.5%
Berkshire Hathaway, Inc., Class B (a)	602	1,767,472
Restaurants 0.5%
Starbucks Corp. (a)	9,700	604,892
Semiconductors 2.1%
Intel Corp.	24,014	561,687
Linear Technology Corp.	15,300	593,028
Marvell Technology Group, Ltd. (Bermuda) (a)	39,320	1,394,680
		2,549,395
Soft Drinks 1.0%
PepsiCo, Inc.	22,200	1,158,840
Specialized Finance 1.1%
Moody's Corp.	15,100	1,311,435
Specialty Stores 1.0%
PETsMART, Inc.	32,920	1,169,648
Systems Software 4.9%
Adobe Systems, Inc.	17,900	1,123,046
Microsoft Corp.	165,800	4,428,518
Symantec Corp. (a)	14,300	368,368
		5,919,932

See Notes to Financial Statements

13

Van Kampen Equity Growth Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Tobacco 0.5%
Altria Group, Inc.	10,200	$623,220
Wireless Telecommunication Services 2.9%
America Movil SA de CV, Class L-ADR (Mexico)	26,900	1,408,215
Crown Castle International Corp. (a)	51,693	860,172
Nextel Communications, Inc., Class A (a)	42,400	1,272,000
		3,540,387
Total Long-Term Investments 97.9% (Cost $100,298,266)		119,497,824

Repurchase Agreement 2.5%
State Street Bank & Trust Co. ($3,094,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.40%, dated 12/31/04, to be sold on 01/03/05 at $3,094,361) (Cost $3,094,000)	3,094,000
Total Investments 100.4% (Cost $103,385,003)	122,591,824
Liabilities in Excess of Other Assets (0.4%)	(518,584)
Net Assets 100.0%	$122,073,240

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare dividends.

(b)  Market value is determined in accordance with procedures established in good faith by the Board of Directors.

(c)  Security has been deemed illiquid.

ADR-American Depositary Receipt

See Notes to Financial Statements

14

Van Kampen Equity Growth Fund

Financial Statements

Statement of Assets and Liabilities

December 31, 2004 (Unaudited)

Assets:
Total Investments (Cost $103,385,003)	$122,591,824
Receivables:
Investments Sold	1,160,549
Fund Shares Sold	110,261
Dividends	47,420
Interest	120
Other	63,052
Total Assets	123,973,226
Liabilities:
Payables:
Investments Purchased	1,371,751
Fund Shares Repurchased	158,041
Distributor and Affiliates	101,326
Investment Advisory Fee	62,194
Accrued Expenses	110,875
Directors' Deferred Compensation and Retirement Plans	95,799
Total Liabilities	1,899,986
Net Assets	$122,073,240
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,125,000,000 shares authorized)	$153,591,216
Net Unrealized Appreciation	19,206,821
Accumulated Net Investment Loss	(166,825)
Accumulated Net Realized Loss	(50,557,972)
Net Assets	$122,073,240
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $72,396,789 and 7,489,551 shares of beneficial interest issued and outstanding)	$9.67
Maximum sales charge (5.75%* of offering price)	.59
Maximum offering price to public	$10.26
Class B Shares:
Net asset value and offering price per share (Based on net assets of $32,890,927 and 3,576,452 shares of beneficial interest issued and outstanding)	$9.20
Class C Shares:
Net asset value and offering price per share (Based on net assets of $16,785,524 and 1,818,555 shares of beneficial interest issued and outstanding)	$9.23

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

15

Van Kampen Equity Growth Fund

Financial Statements continued

Statement of Operations

For the Six Months Ended December 31, 2004 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $1,596)	$911,679
Interest	11,477
Total Income	923,156
Expenses:
Investment Advisory Fee	438,863
Distribution (12b-1) and Service Fees (Attributed to classes A , B and C of $74,129, $157,522 and $91,466, respectively)	323,117
Shareholder Services	166,773
Custody	23,627
Legal	16,824
Directors' Fees and Related Expenses	11,912
Other	129,447
Total Expenses	1,110,563
Expense Fee Reduction ($72,563 investment advisory fee and $28,330 other)	100,893
Less Credits Earned on Cash Balances	830
Net Expenses	1,008,840
Net Investment Loss	$(85,684)
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$2,600,207
Foreign Currency Transactions	(21)
Net Realized Gain	2,600,186
Unrealized Appreciation/Depreciation:
Beginning of the Period	16,768,034
End of the Period	19,206,821
Net Unrealized Appreciation During the Period	2,438,787
Net Realized and Unrealized Gain	$5,038,973
Net Increase in Net Assets from Operations	$4,953,289

See Notes to Financial Statements

16

Van Kampen Equity Growth Fund

Financial Statements continued

Statements of Changes in Net Assets (Unaudited)

	For The Six Months Ended December 31, 2004	For The Year Ended June 30, 2004
From Investment Activities:
Operations:
Net Investment Loss	$(85,684)	$(903,239)
Net Realized Gain	2,600,186	7,507,193
Net Unrealized Appreciation During the Period	2,438,787	6,431,163
Net Change in Net Assets from Investment Activities	4,953,289	13,035,117
From Capital Transactions:
Proceeds from Shares Sold	23,443,690	48,190,765
Cost of Shares Repurchased	(17,716,638)	(28,632,378)
Net Change in Net Assets from Capital Transactions	5,727,052	19,558,387
Total Increase in Net Assets	10,680,341	32,593,504
Net Assets:
Beginning of the Period	111,392,899	78,799,395
End of the Period (Including accumulated net investment loss of $166,825 and $81,141, respectively)	$122,073,240	$111,392,899

See Notes to Financial Statements

17

Van Kampen Equity Growth Fund

Financial Highlights (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Six Months Ended December 31,	Year Ended June 30,
	2004	2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$9.25	$8.06	$8.38	$10.76	$15.42	$12.54
Net Investment Income/Loss (a)	.01	(.04)	(.02)	(.06)	(.09)	(.11)
Net Realized and Unrealized Gain/Loss	.41	1.23	(.30)	(2.32)	(3.85)	3.47
Total from Investment Operations	.42	1.19	(.32)	(2.38)	(3.94)	3.36
Less Distributions from Net Realized Gain	-0-	-0-	-0-	-0-	.72	.48
Net Asset Value, End of the Period	$9.67	$9.25	$8.06	$8.38	$10.76	$15.42
Total Return* (b)	4.54%**	14.76%	–3.82%	–22.12%	–26.15%	27.26%
Net Assets at End of the Period (In millions)	$72.4	$57.0	$34.4	$31.0	$38.3	$41.6
Ratio of Expenses to Average Net Assets*	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income/Loss to Average Net Assets* .	.21%	(.49%)	(.30%)	(.60%)	(.68%)	(.77%)
Portfolio Turnover	92%**	135%	186%	115%	71%	73%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.68%	1.67%	1.75%	1.60%	1.58%	1.69%
Ratio of Net Investment Income/Loss to Average Net Assets .	.03%	(.66%)	(.55%)	(.70%)	(.76%)	(.96%)

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

18

Van Kampen Equity Growth Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Six Months Ended December 31,	Year Ended June 30,
	2004	2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$8.84	$7.76	$8.12	$10.51	$15.19	$12.45
Net Investment Loss (a)	(.02)	(.11)	(.08)	(.13)	(.18)	(.21)
Net Realized and Unrealized Gain/Loss	.38	1.19	(.28)	(2.26)	(3.78)	3.43
Total from Investment Operations	.36	1.08	(.36)	(2.39)	(3.96)	3.22
Less Distributions from Net Realized Gain	-0-	-0-	-0-	-0-	.72	.48
Net Asset Value, End of the Period	$9.20	$8.84	$7.76	$8.12	$10.51	$15.19
Total Return* (b)	4.07%**	13.92%	–4.55%	–22.65%	–26.70%	26.32%
Net Assets at End of the Period (In millions)	$32.9	$33.6	$28.7	$30.4	$43.4	$49.2
Ratio of Expenses to Average Net Assets*	2.25%	2.25%	2.25%	2.25%	2.25%	2.25%
Ratio of Net Investment Loss to Average Net Assets*	(.58%)	(1.24%)	(1.05%)	(1.35%)	(1.43%)	(1.52%)
Portfolio Turnover	92%**	135%	186%	115%	71%	73%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.43%	2.42%	2.50%	2.35%	2.33%	2.44%
Ratio of Net Investment Loss to Average Net Assets	(.76%)	(1.41%)	(1.30%)	(1.45%)	(1.51%)	(1.71%)

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

19

Van Kampen Equity Growth Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Six Months Ended December 31,	Year Ended June 30,
	2004	2004	2003		2002	2001	2000
Net Asset Value, Beginning of the Period	$8.87	$7.79	$8.12		$10.50	$15.18	$12.44
Net Investment Loss (a)	(.02)	(.11)	(.06)		(.13)	(.18)	(.21)
Net Realized and Unrealized Gain/Loss	.38	1.19	(.27)		(2.25)	(3.78)	3.43
Total from Investment Operations	.36	1.08	(.33)		(2.38)	(3.96)	3.22
Less Distributions from Net Realized Gain	-0-	-0-	-0-		-0-	.72	.48
Net Asset Value, End of the Period	$9.23	$8.87	$7.79		$8.12	$10.50	$15.18
Total Return* (b)	4.06%**	13.86%	–4.06	%(c)	–22.67%	–26.72%	26.34%
Net Assets at End of the Period (In millions)	$16.8	$20.9	$15.7		$15.7	$13.6	$17.2
Ratio of Expenses to Average Net Assets*	2.25%	2.25%	2.25%		2.25%	2.25%	2.25%
Ratio of Net Investment Loss to Average Net Assets*	(.63%)	(1.24%)	(.81	%)(c)	(1.36%)	(1.43%)	(1.52%)
Portfolio Turnover	92%**	135%	186%		115%	71%	73%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.43%	2.42%	2.50%		2.35%	2.33%	2.44%
Ratio of Net Investment Loss to Average Net Assets	(.81%)	(1.41%)	(1.06	%)(c)	(1.46%)	(1.51%)	(1.71%)

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Certain non-recurring payments were made to Class C Shares, resulting in a decrease to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .21% and .24%, respectively.

See Notes to Financial Statements

20

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited)

1.  Significant Accounting Policies

The Van Kampen Equity Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies. The Fund commenced operations on May 29, 1998. The Fund registered Class I Shares on October 29, 2004. There were no sales of Class I Shares for the period ended December 31, 2004.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs of the Fund, which are unique to each class of shares.

21

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $42,017,909, which will expire between June 30, 2009 and June 30, 2011.

At December 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$105,678,329
Gross tax unrealized appreciation	$17,252,484
Gross tax unrealized depreciation	(338,989)
Net tax unrealized appreciation on investments	$16,913,495

E.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

F.  Expense Reductions During the six months ended December 31, 2004, the Fund's custody fee was reduced by $830 as a result of credits earned on cash balances.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	.80%
Next $500 million	.75%
Over $1 billion	.70%

For the six months ended December 31, 2004, the Adviser waived approximately $72,600 of its advisory fees. The Adviser has agreed to waive all expenses in excess of 1.50% of Class A average net assets, 2.25% of Class B average net assets, and 2.25% of Class C average net assets. This waiver is voluntary and can be discontinued at any time.

For the six months ended December 31, 2004, the Fund recognized expenses of approximately $4,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

22

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2004, the Fund recognized expenses of approximately $21,500, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2004, the Fund recognized expenses of approximately $140,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

The Adviser had voluntarily agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the four months ended October 31, 2004, the Adviser reimbursed $28,330 of these fees. Effective November 1, 2004, this reimbursement was discontinued.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $59,526 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the six months ended December 31, 2004, the Fund paid brokerage commissions to Morgan Stanley DW Inc. ("Morgan Stanley"), an affiliate of the Adviser, totaling $1,192.

3.  Capital Transactions

At December 31, 2004, capital aggregated $83,566,629, $47,631,177 and $22,393,410 for Classes A, B, and C, respectively. For the six months ended December 31, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	2,154,949	$19,564,721
Class B	328,981	2,809,308
Class C	125,537	1,069,661
Total Sales	2,609,467	$23,443,690
Repurchases:
Class A	(820,716)	$(7,387,676)
Class B	(552,247)	(4,679,413)
Class C	(657,997)	(5,649,549)
Total Repurchases	(2,030,960)	$(17,716,638)

23

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

At June 30, 2004, capital aggregated $71,389,584, $49,501,282 and $26,973,298 for Classes A, B, and C, respectively. For the year ended June 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	3,494,276	$30,469,241
Class B	1,358,782	11,184,912
Class C	790,102	6,536,612
Total Sales	5,643,160	$48,190,765
Repurchases:
Class A	(1,604,829)	$(14,151,613)
Class B	(1,260,158)	(10,616,861)
Class C	(453,135)	(3,863,904)
Total Repurchases	(3,318,122)	$(28,632,378)

Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2004 and the year ended June 30, 2004, 121,267 and 32,320 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	5.00%	1.00%
Second	4.00%	None
Third	3.00%	None
Fourth	2.50%	None
Fifth	1.50%	None
Sixth and Thereafter	None	None

For the six months ended December 31, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $46,700 and CDSC on redeemed shares of approximately $35,500. Sales charges do not represent expenses of the Fund.

On August 22, 2003, the Fund acquired all of the assets and liabilities of the Van Kampen Tax Managed Equity Growth Fund ("TMEG") through a tax free reorganization approved by TMEG shareholders on August 13, 2003. The Fund issued 593,656, 625,031 and 355,529 shares of Classes A, B and C valued at $4,915,473, $4,975,244 and $2,840,675, respectively, in exchange for TMEG's net assets. The shares of TMEG were converted into Fund shares at a ratio .635 to 1, .649 to 1 and .645

24

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

to 1 for Classes A, B and C, respectively. Included in these net assets was a capital loss carryforward of $11,157,794 of which $4,350,119 can be utilized, deferred compensation of $22,735 and the deferral of losses related to wash sale transactions of $835,758. Net unrealized appreciation of TMEG as of August 22, 2003 was $126,333. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended June 30, 2004. Combined net assets on the day of reorganization were $92,063,528.

4.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $103,743,755 and $99,634,348, respectively.

5.  Distribution and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

Annual fees under the Plans of up to 0.25% of Class A average daily net assets and up to 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $805,100 and $16,800 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12B-1 fees will be refunded to the Fund on a quarterly basis.

Included in the fees for the six months ended December 31, 2004 are payments retained by Van Kampen of approximately $124,000 and payments made to Morgan Stanley, an affiliate of the Adviser, of approximately $16,600.

6.  Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

25

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff has sought leave to file a second amended derivative compliant that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, the parties have agreed that plaintiff's proposed second amended derivative complaint would be withdrawn and that the allegations regarding market timing and late trading asserted therein would be filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

The Adviser and Van Kampen Series Fund, Inc. are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

7.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

26

Van Kampen Equity Growth Fund

Board of Directors and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Mitchell M. Merin *

Jack E. Nelson

Richard F. Powers, III *

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Investment Adviser

Van Kampen Asset Management
1221 Avenue of the Americas
New York, New York 10020

Distributor

Van Kampen Funds Inc.
1221 Avenue of the Americas
New York, New York 10020

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 947
Jersey City, New Jersey 07303-0947

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
180 N. Stetson Avenue
Chicago, Illinois 60601

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

27

Your Notes

Van Kampen

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

(continued on back)

Van Kampen

An Important Notice Concerning Our U.S. Privacy Policy continued

your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.

1 Parkview Plaza, P.O. Box 5555

Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright ©2004 Van Kampen Funds Inc. All rights reserved.

Member NASD/SIPC. 468, 568, 668

EQG SAR 3/05  RN05-00198P-Y12/04

Van Kampen

Focus Equity Fund

SEMIANNUAL REPORT

December 31, 2004

Enjoy Life's True Wealth

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Focus Equity Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2004.

This piece must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 12/31/04

Average Annual Total Returns

	A Shares since 1/02/96		B Shares since 1/02/96		C Shares since 1/02/96
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge
Since Inception	8.50%	7.79%	7.87%	7.87%	7.70%	7.70%
5-year	–7.09	–8.19	–7.81	–8.07	–7.80	–7.80
1-year	6.28	0.18	5.48	0.48	5.48	4.48
6-month	4.68	–1.35	4.28	–0.72	4.28	3.28

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception returns for Class B shares reflect conversion into Class A shares seven years after purchase. See footnote 3 in Notes to Financial Statements for additional information. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Figures shown above assume reinvestment of all dividends and capital gains.

The Russell 1000® Growth Index is generally representative of the U.S. market for large capitalization growth stocks. The Standard & Poor's 500 Index is generally representative of the U.S. stock market. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

1

Fund Report

For the six-month period ended December 31, 2004

Van Kampen Focus Equity Fund is managed by the Adviser's U.S. Growth team.1 Current members include Dennis Lynch and David Cohen, Managing Directors of the Adviser; and Sam Chainani, Executive Director of the Adviser.

Market Conditions

For much of the second half of 2004, the stock market's momentum was stalled by investors' concerns about the ongoing conflict in Iraq, the continued threat of terrorism and uncertainty surrounding the outcome of the U.S. presidential election. Volatile energy prices provided further reasons for investors to be apprehensive.

There were some positive influences as well. Manufacturing activity was strong throughout the period, and corporate earnings were generally impressive. Also, although the Federal Reserve Board raised short-term interest rates five times during 2004, the rate increases were widely anticipated and implemented at a measured pace. Consumer confidence, although weak for much of the period, rebounded in December as job prospects improved.

The stock market staged a post-election rally. Oil prices began falling from their highs, and, to the relief of investors, the election concluded with a clear victor. Large-cap growth stocks enjoyed strong performance during this period, although they generally trailed large-cap value stocks for the entire period.

1Team members may change at any time without notice.

2

Performance Analysis

Van Kampen Focus Equity Fund returned 4.68 percent (Class A shares, assuming no front-end sales charge was paid) for the six-month period ending December 31, 2004. By comparison, the fund's benchmarks, the Russell 1000® Growth Index and the Standard & Poor's 500 (S&P 500) Index returned 3.47 percent and 7.19 percent, respectively, for the same period.

The fund outperformed its closest benchmark, the Russell 1000 Growth Index, during the period, while trailing the S&P 500. The underperformance relative to the S&P 500 can be attributed to the presence of value stocks in the index, which generally outperformed growth during the period.

The health-care sector was a source of strong returns for the fund, both because of the stocks it owned as well as our decision to de-emphasize what turned out to be a weak-performing component of the market. To the fund's benefit, the fund did not own positions in Merck and held a smaller relative weighting in Pfizer, large drug makers that encountered problems during the past six months.

In addition, the fund benefited from its holdings in UnitedHealth Group, which offers managed care and other health plans, and Guidant, a maker of cardiac devices. UnitedHealth rose on news of its plans to acquire Oxford Health and Definity Health, both of which investors believed would provide the company with new products, technological benefits and valuable economies of scale. Guidant was helped by higher Medicare and Medicaid reimbursement rates for its products, as well as news that the company would be acquired by Johnson & Johnson. At period end, the fund continued to own shares of UnitedHealth but sold its shares in Guidant after the acquisition announcement.

Total return for the six-month period ended December 31, 2004

Class A	Class B	Class C	Russell 1000® Growth Index	S&P 500 Index
4.68%	4.28%	4.28%	3.47%	7.19%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definitions.

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance.

3

The financial sector was another source of strong performance for the fund. Moody's, which publishes credit ratings and other financial information, generated strong earnings and sales growth for the fund. This franchise benefited from substantial issuance of new debt, a key driver for Moody's revenues and profitability. Investment management company Franklin Resources also contributed to returns, rising on healthy growth in assets under management, especially in its global and international investment products.

On the negative side, a position in Lowe's Companies detracted from the fund's performance. The nation's second-largest home-improvement retailer behind Home Depot, Lowe's saw a downward trend in its same-store sales, which put pressure on its stock price. A second disappointment was IAC/InterActiveCorp, which owns a variety of travel- and media-related businesses, including home shopping channel HSN, ticket retailer Ticketmaster and Internet city guide Citysearch. IAC was hurt by growing competition in the online-travel market. The company announced plans to spin off its travel business.

Technology stocks were another source of relatively weak performance for the fund. When the market rallied during the period, tech companies generally enjoyed strong results. Unfortunately, the fund was underweighted in the sector, which hampered performance. At the same time, the fund had a relatively large exposure to oil-well and oil-service stocks. Although many of these stocks performed positively, they did not do nearly as well as other parts of the energy sector, such as crude-oil producers and offshore drillers, neither of which made up large parts of the fund's portfolio.

Looking ahead, the fund will continue to hold a portfolio of what we view as high-quality growth stocks that we believe can perform well regardless of the market environment. We will continue to favor companies whose business models offer some unique or dynamic competitive advantage and that offer investors a high-quality stream of cash flow and earnings growth.

There is no guarantee the securities mentioned will continue to perform well or be held by the fund in the future.

4

Top 10 Holdings as of 12/31/04
Carnival Corp.	5.3%
eBay, Inc.	5.0
Microsoft Corp.	4.4
Yahoo!, Inc.	4.0
Newmont Mining Corp.	3.7
Electronic Arts, Inc.	3.5
Dell, Inc.	3.4
QUALCOMM, Inc.	3.4
Wal-Mart Stores, Inc.	3.2
Apollo Group, Inc., Class A	3.1
Summary of Investments by Industry Classification as of 12/31/04
Health Care Equipment	7.3%
Casinos & Gaming	5.6
Hotels	5.3
Wireless Telecommunication Services	5.1
Internet Retail	5.0
Diversified Commercial Services	4.6
Internet Software & Services	4.6
Systems Software	4.4
Gold	3.7
Home Entertainment Software	3.5
Computer Hardware	3.4
Communications Equipment	3.4
Hypermarkets & Super Centers	3.2
Biotechnology	3.2
Oil & Gas Exploration & Production	3.1
Managed Health Care	2.7
Property & Casualty	2.6
Packaged Foods	2.5
Integrated Oil & Gas	2.4
Asset Management & Custody Banks	2.2
Other Diversified Financial Services	2.2
Home Improvement Retail	2.0
Broadcasting & Cable TV	2.0
Movies & Entertainment	1.6
Specialty Stores	1.5
Semiconductors	1.5
Specialized Finance	1.2
Apparel Retail	1.2

(continued on next page)

5

Summary of Investments by Industry Classification as of 12/31/04

(continued from previous page)

Data Processing & Outsourcing Services	1.1%
Multi-Utilities & Unregulated Power	1.1
Health Care Services	1.0
Fertilizers & Agricultural Chemicals	1.0
Advertising	1.0
Total Long-Term Investments	96.2%
Short-Term Investments	3.9
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

6

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102. You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

7

Proxy Voting Policies and Procedures and Proxy Voting Record

The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction cost, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/01/04 - 12/31/04.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, and $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/04	12/31/04	7/1/04-12/31/04
Class A
Actual	$1,000.00	$1,046.85	$7.74
Hypothetical (5% annual return before expenses)	1,000.00	1,017.61	7.63
Class B
Actual	1,000.00	1,042.84	11.59
Hypothetical (5% annual return before expenses)	1,000.00	1,013.91	11.42
Class C
Actual	1,000.00	1,042.84	11.59
Hypothetical (5% annual return before expenses)	1,000.00	1,013.91	11.42

*  Expenses are equal to the Fund's annualized expense ratio of 1.50%, 2.25%, and 2.25% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

9

Van Kampen Focus Equity Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited)

Description	Number of Shares	Value
Common Stocks 96.2%
Advertising 1.0%
Lamar Advertising Co., Class A (a)	47,000	$2,010,660
Apparel Retail 1.2%
Chico's FAS, Inc. (a)	53,900	2,454,067
Asset Management & Custody Banks 2.2%
Franklin Resources, Inc.	65,300	4,548,145
Biotechnology 3.2%
Genentech, Inc. (a)	66,300	3,609,372
Gilead Sciences, Inc. (a)	85,300	2,984,647
		6,594,019
Broadcasting & Cable TV 2.0%
Univision Communications, Inc., Class A (a)	139,040	4,069,701
Casinos & Gaming 5.6%
GTECH Holdings Corp.	83,900	2,177,205
International Game Technology	151,700	5,215,446
Las Vegas Sands Corp. (a)	22,696	1,089,408
Station Casinos, Inc.	56,100	3,067,548
		11,549,607
Communications Equipment 3.4%
QUALCOMM, Inc.	168,052	7,125,405
Computer Hardware 3.4%
Dell, Inc. (a)	169,625	7,147,997
Data Processing & Outsourcing Services 1.1%
Paychex, Inc.	67,390	2,296,651
Diversified Commercial Services 4.6%
Apollo Group, Inc., Class A (a)	80,400	6,489,084
Corporate Executive Board Co.	46,600	3,119,404
		9,608,488
Fertilizers & Agricultural Chemicals 1.0%
Monsanto Co.	37,800	2,099,790
Gold 3.7%
Newmont Mining Corp.	172,500	7,660,725

See Notes to Financial Statements

10

Van Kampen Focus Equity Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Health Care Equipment 7.3%
Alcon, Inc. (Switzerland)	70,900	$5,714,540
Fisher Scientific International, Inc. (a)	47,000	2,931,860
Kinetic Concepts, Inc. (a)	30,300	2,311,890
Zimmer Holdings, Inc. (a)	52,900	4,238,348
		15,196,638
Health Care Services 1.0%
Caremark Rx, Inc. (a)	54,300	2,141,049
Home Entertainment Software 3.5%
Electronic Arts, Inc. (a)	117,900	7,272,072
Home Improvement Retail 2.0%
Home Depot, Inc.	96,900	4,141,506
Hotels 5.3%
Carnival Corp.	191,300	11,024,619
Hypermarkets & Super Centers 3.2%
Wal-Mart Stores, Inc.	126,925	6,704,179
Integrated Oil & Gas 2.4%
Suncor Energy, Inc. (Canada)	139,200	4,927,680
Internet Retail 5.0%
eBay, Inc. (a)	89,850	10,447,758
Internet Software & Services 4.6%
Google, Inc., Class A (a)	6,600	1,274,460
Yahoo!, Inc. (a)	218,100	8,218,008
		9,492,468
Managed Health Care 2.7%
UnitedHealth Group, Inc.	64,300	5,660,329
Movies & Entertainment 1.6%
News Corp., Class B	169,800	3,260,160
Multi-Utilities & Unregulated Power 1.1%
Questar Corp.	45,000	2,293,200
Oil & Gas Exploration & Production 3.1%
Ultra Petroleum Corp. (a)	131,840	6,345,459

See Notes to Financial Statements

11

Van Kampen Focus Equity Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Other Diversified Financial Services 2.2%
Brascan Corp., Class A (Canada)	123,900	$4,461,639
Packaged Foods 2.5%
WM Wrigley Jr. Co.	75,800	5,244,602
Property & Casualty 2.6%
Berkshire Hathaway, Inc., Class B (a)	1,865	5,475,640
Semiconductors 1.5%
Marvell Technology Group, Ltd. (Bermuda) (a)	89,200	3,163,924
Specialized Finance 1.2%
Moody's Corp.	28,600	2,483,910
Specialty Stores 1.5%
PETsMART, Inc.	89,940	3,195,568
Systems Software 4.4%
Microsoft Corp.	345,000	9,214,950
Wireless Telecommunication Services 5.1%
America Movil SA de CV, Class L-ADR (Mexico)	66,800	3,496,980
Crown Castle International Corp. (a)	295,523	4,917,503
Nextel Communications, Inc., Class A (a)	73,500	2,205,000
		10,619,483
Total Long-Term Investments 96.2% (Cost $171,979,290)		199,932,088

Repurchase Agreement 3.9%
State Street Bank & Trust Co. ($8,128,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.40%, dated 12/31/04, to be sold on 01/03/05 at $8,128,948) (Cost $8,128,000)	8,128,000
Total Investments 100.1% (Cost $180,107,290)	208,060,088
Liabilities in Excess of Other Assets (0.1%)	(180,738)
Net Assets 100.0%	$207,879,350

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare dividends.

ADR-American Depositary Receipt

See Notes to Financial Statements

12

Van Kampen Focus Equity Fund

Financial Statements

Statement of Assets and Liabilities

December 31, 2004 (Unaudited)

Assets:
Total Investments (Cost $180,107,290)	$208,060,088
Cash	717
Receivables:
Investments Sold	948,704
Fund Shares Sold	74,406
Dividends	64,660
Interest	316
Other	66,091
Total Assets	209,214,982
Liabilities:
Payables:
Fund Shares Repurchased	709,763
Distributor and Affiliates	272,983
Investment Advisory Fee	117,785
Accrued Expenses	137,975
Directors' Deferred Compensation and Retirement Plans	97,126
Total Liabilities	1,335,632
Net Assets	$207,879,350
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,125,000,000 shares authorized)	$344,655,533
Net Unrealized Appreciation	27,952,798
Accumulated Net Investment Loss	(261,299)
Accumulated Net Realized Loss	(164,467,682)
Net Assets	$207,879,350
Net Asset Value Per Common Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $92,719,217 and 5,531,183 shares of beneficial interest issued and outstanding)	$16.76
Maximum sales charge (5.75%* of offering price)	1.02
Maximum offering price to public	$17.78
Class B Shares:
Net asset value and offering price per share (Based on net assets of $95,839,874 and 6,150,797 shares of beneficial interest issued and outstanding)	$15.58
Class C Shares:
Net asset value and offering price per share (Based on net assets of $19,320,259 and 1,239,795 shares of beneficial interest issued and outstanding)	$15.58

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

13

Van Kampen Focus Equity Fund

Financial Statements continued

Statement of Operations

For the Six Months Ended December 31, 2004 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $3,462)	$1,800,468
Interest	24,068
Total Income	1,824,536
Expenses:
Investment Advisory Fee	944,343
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $114,920, $486,154 and $97,681, respectively)	698,755
Shareholder Services	428,549
Legal	17,356
Custody	15,959
Directors' Fees and Related Expenses	12,319
Other	159,198
Total Expenses	2,276,479
Expense Fee Reduction ($167,098 Investment Advisory Fee and 97,849 $ Other)	264,947
Less Credits Earned on Cash Balances	1,189
Net Expenses	2,010,343
Net Investment Loss	$(185,807)
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$16,643,793
Foreign Currency Transactions	(63)
Net Realized Gain	16,643,730
Unrealized Appreciation/Depreciation:
Beginning of the Period	36,217,453
End of the Period	27,952,798
Net Unrealized Depreciation During the Period	(8,264,655)
Net Realized and Unrealized Gain	$8,379,075
Net Increase in Net Assets From Operations	$8,193,268

See Notes to Financial Statements

14

Van Kampen Focus Equity Fund

Financial Statements continued

Statement of Changes in Net Assets (Unaudited)

	For The Six Months Ended December 31, 2004	For The Year Ended June 30, 2004
From Investment Activities:
Operations:
Net Investment Loss	$(185,807)	$(2,009,422)
Net Realized Gain	16,643,730	23,176,103
Net Unrealized Appreciation/Depreciation During the Period	(8,264,655)	7,815,065
Net Change in Net Assets from Investment Activities	8,193,268	28,981,746
From Capital Transactions:
Proceeds from Shares Sold	8,080,126	40,254,953
Cost of Shares Repurchased	(35,001,756)	(70,051,245)
Net Change in Net Assets from Capital Transactions	(26,921,630)	(29,796,292)
Total Decrease in Net Assets	(18,728,362)	(814,546)
Net Assets:
Beginning of the Period	226,607,712	227,422,258
End of the Period (Including accumulated net investment loss of $261,299 and $75,492, respectively)	$207,879,350	$226,607,712

See Notes to Financial Statements

15

Van Kampen Focus Equity Fund

Financial Highlights (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Six Months Ended December 31,	Year Ended June 30,
	2004	2004		2003		2002		2001		2000
Net Asset Value, Beginning of the Period	$16.01	$14.07		$14.60		$18.94		$27.17		$22.98
Net Investment Income/Loss	.02 (a)	(.06	)(a)	(.02	)(a)	(.11	)(a)	(.16	)(a)	(.18	)(a)
Net Realized and Unrealized Gain/Loss	.73	2.00		(.51)		(4.23)		(6.81)		5.82
Total from Investment Operations	.75	1.94		(.53)		(4.34)		(6.97)		5.64
Less Distributions from Net Realized Gain	-0-	-0-		-0-		-0-		1.26		1.45
Net Asset Value, End of the Period	$16.76	$16.01		$14.07		$14.60		$18.94		$27.17
Total Return* (b)	4.68%**	13.79%		–3.63%		–22.87%		–26.45%		25.28%
Net Assets at End of the Period (In millions)	$92.7	$98.7		$90.9		$109.7		$155.1		$186.0
Ratio of Expenses to Average Net Assets*	1.50%	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of Net Investment Income/Loss to Average Net Assets*	.26%	(.42%)		(.14%)		(.62%)		(.73%)		(.71%)
Portfolio Turnover	99%**	125%		205%		114%		80%		106%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.75%	1.70%		1.65%		1.55%		1.52%		1.56%
Ratio of Net Investment Income/Loss to Average Net Assets	.01%	(.62%)		(.29%)		(.67%)		(.75%)		(.77%)

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

16

Van Kampen Focus Equity Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Six Months Ended December 31,		Year Ended June 30,
	2004		2004		2003		2002		2001		2000
Net Asset Value, Beginning of the Period	$14.94		$13.23		$13.84		$18.09		$26.22		$22.38
Net Investment Loss	(.04	)(a)	(.17	)(a)	(.11	)(a)	(.22	)(a)	(.32	)(a)	(.36	)(a)
Net Realized and Unrealized Gain/Loss	.68		1.88		(.50)		(4.03)		(6.55)		5.65
Total from Investment Operations	.64		1.71		(.61)		(4.25)		(6.87)		5.29
Less Distributions from Net Realized Gain	-0-		-0-		-0-		-0-		1.26		1.45
Net Asset Value, End of the Period	$15.58		$14.94		$13.23		$13.84		$18.09		$26.22
Total Return* (b)	4.28	%**	12.93%		–4.48%		–23.44%		–27.01%		24.42%
Net Assets at End of the Period (In millions)	$95.8		$106.6		$112.5		$149.5		$230.5		$307.8
Ratio of Expenses to Average Net Assets*	2.25%		2.25%		2.25%		2.25%		2.25%		2.25%
Ratio of Net Investment Loss to Average Net Assets*	(.51%)		(1.17%)		(.89%)		(1.37%)		(1.48%)		(1.46%)
Portfolio Turnover	99	%**	125%		205%		114%		80%		106%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.50%		2.45%		2.40%		2.30%		2.27%		2.31%
Ratio of Net Investment Loss to Average Net Assets	(.76%)		(1.37%)		(1.04%)		(1.42%)		(1.50%)		(1.52%)

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

17

Van Kampen Focus Equity Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Six Months Ended December 31,		Year Ended June 30,
	2004		2004		2003		2002		2001		2000
Net Asset Value, Beginning of the Period	$14.94		$13.23		$13.85		$18.09		$26.21		$22.36
Net Investment Loss	(.04	)(a)	(.17	)(a)	(.11	)(a)	(.22	)(a)	(.32	)(a)	(.36	)(a)
Net Realized and Unrealized Gain/Loss	.68		1.88		(.51)		(4.02)		(6.54)		5.66
Total from Investment Operations	.64		1.71		(.62)		(4.24)		(6.86)		5.30
Less Distributions from Net Realized Gain	-0-		-0-		-0-		-0-		1.26		1.45
Net Asset Value, End of the Period	$15.58		$14.94		$13.23		$13.85		$18.09		$26.21
Total Return* (b)	4.28	%**	12.93%		–4.48%		–23.44%		–26.95%		24.38%
Net Assets at End of the Period (In millions)	$19.3		$21.3		$24.0		$31.6		$48.4		$61.3
Ratio of Expenses to Average Net Assets*	2.25%		2.25%		2.25%		2.25%		2.25%		2.25%
Ratio of Net Investment Loss to Average Net Assets*	(.51%)		(1.17%)		(.89%)		(1.37%)		(1.48%)		(1.46%)
Portfolio Turnover	99	%**	125%		205%		114%		80%		106%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.50%		2.45%		2.40%		2.33%		2.27%		2.31%
Ratio of Net Investment Loss to Average Net Assets	(.76%)		(1.37%)		(1.04%)		(1.45%)		(1.50%)		(1.52%)

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

18

Van Kampen Focus Equity Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited)

1.  Significant Accounting Policies

The Van Kampen Focus Equity Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company, under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities. The Fund commenced operations on January 2, 1996.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to

19

Van Kampen Focus Equity Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $170,919,154, which will expire between June 30, 2009 and June 30, 2011.

At December 31, 2004, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$185,028,077
Gross tax unrealized appreciation	$23,587,743
Gross tax unrealized depreciation	(555,732)
Net tax unrealized appreciation on investments	$23,032,011

E.  Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

F.  Expense Reductions During the six months ended December 31, 2004, the Fund's custody fee was reduced by $1,189 as a result of credits earned on cash balances.

G.  Foreign Currency Translation and Foreign Investments The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

20

Van Kampen Focus Equity Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	0.90%
Next $500 million	0.85%
Over $1 billion	0.80%

For the six months ended December 31, 2004, the Adviser waived approximately $167,100 of its investment advisory fees. The Adviser has agreed to waive and assume all expenses in excess of 1.50% of Class A average net assets, 2.25% of Class B average net assets, and 2.25% of Class C average net assets. This waiver is voluntary and can be discontinued at any time.

For the six months ended December 31, 2004 , the Fund recognized expenses of approximately $6,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2004, the Fund recognized expenses of approximately $22,800, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2004, the Fund recognized expenses of approximately $357,800 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

The Adviser had voluntarily agreed to reimburse the Fund to the extent total accounting, transfer agency and sub-transfer agency fees exceed .25% of the average daily net assets of the Fund. For the four months ended October 31, 2004, the Adviser reimbursed approximately $97,800 of these fees. Effective November 1, 2004, this reimbursement was discontinued.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $51,075 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the six months ended December 31, 2004, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $4,005.

21

Van Kampen Focus Equity Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

3.  Capital Transactions

At December 31, 2004, capital aggregated $142,212,510, $165,820,228 and $36,622,795 for Classes A, B, and C, respectively. For the six months ended December 31, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	410,233	$6,227,693
Class B	88,729	1,278,198
Class C	40,298	574,235
Total Sales	539,260	$8,080,126
Repurchases:
Class A	(1,041,195)	$(16,166,006)
Class B	(1,074,060)	(15,531,953)
Class C	(228,341)	(3,303,797)
Total Repurchases	(2,343,596)	$(35,001,756)

At June 30, 2004, capital aggregated $152,150,823, $180,073,983 and $39,352,357 for Classes A, B, and C, respectively. For the year ended June 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	2,030,306	$30,860,256
Class B	461,690	6,629,040
Class C	193,074	2,765,657
Total Sales	2,685,070	$40,254,953
Repurchases:
Class A	(2,330,878)	$(35,428,262)
Class B	(1,828,268)	(26,281,311)
Class C	(579,643)	(8,341,672)
Total Repurchases	(4,738,789)	$(70,051,245)

Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2004 and year ended June 30, 2004, 62,616 and 94,522 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within

22

Van Kampen Focus Equity Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule:

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	5.00%	1.00%
Second	4.00%	None
Third	3.00%	None
Fourth	2.50%	None
Fifth	1.50%	None
Sixth & Thereafter	None	None

For the six months ended December 31, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $7,200 and CDSC on redeemed shares of approximately $50,500. Sales charges do not represent expenses of the Fund.

4.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $202,049,877 and $232,125,173, respectively.

5.  Distribution and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

Annual fees under the Plans of up to 0.25% of Class A average daily net assets and up to 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $720,300 and $34,900 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

Included in the fees for the six months ended December 31, 2004, are payments retained by Van Kampen of approximately $373,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $71,300.

23

Van Kampen Focus Equity Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

6.  Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. This consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees and Directors of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a propriety sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees and Directors of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceeding paragraph. Plaintiff has sought leave to file a second amended derivative compliant that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, the parties have agreed that plaintiff's proposed second amended derivative complaint would be withdrawn and that the allegations regarding market timing and late trading asserted therein would be filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

The Adviser and Van Kampen Series Fund, Inc. are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of the shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

24

Van Kampen Focus Equity Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

7.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

25

Van Kampen Focus Equity Fund

Board of Directors and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Mitchell M. Merin*

Jack E. Nelson

Richard F. Powers, III*

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Investment Adviser

Van Kampen Asset Management
1221 Avenue of the Americas
New York, New York 10020

Distributor

Van Kampen Funds, Inc.
1221 Avenue of the Americas
New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 947
Jersey City, New Jersey 07303-0947

Custodian

State Street Bank
and Trust Company
225 W. Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
180 N. Stetson Avenue
Chicago, Illinois 60601

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

26

Your Notes

Your Notes

Van Kampen

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

(continued on back)

Van Kampen

An Important Notice Concerning Our U.S. Privacy Policy continued

your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.

1 Parkview Plaza, P.O. Box 5555

Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright ©2004 Van Kampen Funds Inc. All rights reserved.

Member NASD/SIPC. 474, 574, 674

MSAE SAR 3/05  RN05-00181P-Y12/04

Van Kampen

Global Equity Allocation Fund

SEMIANNUAL REPORT

December 31, 2004

Enjoy Life's True Wealth

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Global Equity Allocation Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2004.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 12/31/04

Average Annual Total Returns

	A Shares since 1/4/93		B Shares since 8/1/95		C Shares since 1/4/93
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge
Since Inception	8.25%	7.71%	6.52%	6.52%	7.45%	7.45%
10-year	7.71	7.07	-	-	6.93	6.93
5-year	–1.97	–3.12	–2.47	–2.72	–2.69	–2.69
1-year	12.12	5.70	12.08	7.08	11.26	10.26
6-month	9.81	3.48	9.79	4.79	9.38	8.38

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

MSCI World Index with Net Dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe, and Asia. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

Fund Report

Six-Month Period Ended December 31, 2004

Van Kampen Global Equity Allocation Fund is managed by the subadviser's Active International Allocation team.1 Ann Thivierge, Managing Director of the Adviser, is a current member.

Market Conditions

Global equity markets were generally strong over the six months ended December 31, 2004. Continued economic growth in the United States helped support the markets, as did indications that the U.S. job market was recovering at a moderate pace. Global markets also benefited from the dissipation of concerns that the U.S. presidential election would be disputed and might be marred by terrorism. In addition, the price of crude oil fell in late 2004 from a high of $55 a barrel earlier in the year, helping to spark an equity rally.

These positive trends were somewhat offset by a more uncertain outlook for China's economy. In late 2004, the Chinese government sought to prevent overheating in the country's economy by raising interest rates for the first time in nearly a decade. This move cast a shadow over the stock market in Japan, one of China's major trading partners. The Japanese economy also had been affected by the rising price of crude oil earlier in 2004, faltering consumer confidence and a drop in industrial production. Consumer spending remained sluggish in Europe as well, putting a damper on both economic recovery and equity markets in the region.

Meanwhile, a number of emerging markets-particularly in Latin America-were bolstered by robust domestic growth rates and declining crude-oil prices late in 2004. Some of these markets also benefited from current account and fiscal surpluses as well as the strength of their currencies against the U.S. dollar. Russia was a notable exception to this positive trend. Its stock market came under significant pressure after the Russian government took over the assets of the oil company Yukos. This move raised concerns about political stability and property rights in Russia.

1The team's composition may charge at any time without prior notice.

Performance Analysis

Van Kampen Global Equity Allocation Fund underperformed its benchmark, the MSCI World Index with Net Dividends, over the six-month period ended December 31, 2004.

Several of the fund's country allocations contributed to its underperformance. The fund's overweightings in Germany and Japan, for example, were a disadvantage as these markets performed poorly in the second half of 2004. Japan suffered in part due to concerns over the impact of a potential slowdown in China. While many investors expected Japan's economy to show signs of continuing growth, they were disappointed by indications that wage and job growth there remained weak. The fund's concurrent underweightings in the U.S., Australia and the United Kingdom were also detrimental as these markets were generally strong over the reporting period.

The fund's positions in a variety of sectors also had an impact on its performance. Our underweighting in the financial sector was a particular disadvantage, as a number of industries within the sector saw relatively strong performance.

Other positions did, however, enable the fund to post a significant gain over the second half of 2004 even though it underperformed its benchmark during that time. The fund's overweightings in Hong Kong and Austria were especially beneficial due to the strong performance of those markets. Our positions in several emerging markets were also an advantage, as robust growth rates in countries such as Brazil and Malaysia helped drive up equities in those markets. The fund's underweighting in consumer staples was rewarding as well, because this sector underperformed others during the reporting period. Another plus was the fund's underweighting in pharmaceutical stocks, which were hurt by concerns over the business outlook and regulatory environment.
Total return for the six-month period ended December 31, 2004

Class A	Class B	Class C	MSCI World Index with Net Dividends
9.81%	9.79%	9.38%	10.82%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. See Performance Summary for additional performance information.

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance.

There is no guarantee that any securities will continue to perform well or will be held by the fund in the future.

Top 10 Holdings as of 12/31/04
General Electric Co.	1.5%
Exxon Mobil Corp.	1.4
Citigroup, Inc.	1.2
Microsoft Corp.	1.2
BP Plc	0.9
UFJ Holdings, Inc.	0.9
HSBC Holdings Plc	0.8
Toyota Motor Corp.	0.8
Telefonica, SA	0.8
Pfizer, Inc.	0.8
Summary of Investments by Countries as of 12/31/04
United States	40.9%
Japan	14.1
United Kingdom	9.0
Canada	3.6
France	3.1
Germany	2.6
Spain	2.4
Netherlands	1.8
Sweden	1.6
Australia	1.4
Brazil	1.2
China	1.1
Singapore	1.1
Thailand	1.1
Austria	0.8
Finland	0.8
Hong Kong	0.8
Switzerland	0.7
Malaysia	0.7
Belgium	0.5
Bermuda	0.5
Russia	0.5
Italy	0.4
Netherlands Antilles	0.3
Ireland	0.3
Denmark	0.2

(continued on next page)

Summary of Investments by Countries as of 12/31/04

(continued from previous page)

Cayman Islands	0.2%
Norway	0.2
Greece	0.1
India	0.0
Luxembourg	0.0
New Zealand	0.0
Portugal	0.0
Total Long-Term Investments	92.0%
Short-Term Investments	5.1
Other Assets in Excess of Liabilities	2.9
Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address-(publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102. You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policies and Procedures and Proxy Voting Record

The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/04 - 12/31/04.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/04	12/31/04	7/1/04-12/31/04
Class A
Actual	$1,000.00	$1,098.06	$8.97
Hypothetical (5% annual return before expenses)	1,000.00	1,016.54	8.62
Class B
Actual	1,000.00	1,097.87	9.49
Hypothetical (5% annual return before expenses)	1,000.00	1,016.04	9.12
Class C
Actual	1,000.00	1,093.83	12.95
Hypothetical (5% annual return before expenses)	1,000.00	1,012.84	12.45

*  Expenses are equal to the Fund's annualized expense ratio of 1.70%, 1.80%, and 2.45% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited)

Description	Number of Shares	Value
Common Stocks 90.8%
Australia 1.4%
Alumina, Ltd.	20,108	$93,338
Amcor, Ltd.	15,224	87,441
AMP, Ltd.	12,959	73,521
Ansell, Ltd.	1,626	11,347
Australia and New Zealand Banking Group, Ltd.	14,090	226,709
Australian Gas & Light Co., Ltd.	4,531	48,508
BHP Biliton, Ltd.	65,189	781,450
BlueScope Steel, Ltd.	12,700	81,876
Boral, Ltd.	10,171	54,604
Brambles Industries Plc	9,647	52,394
Centro Properties Group	7,321	33,067
CFS Gandel Retail Trust	14,734	18,422
CFS Gandel Retail Trust	540	675
Coca-Cola Amatil, Ltd.	5,002	31,779
Coles Myer, Ltd.	10,467	80,649
Commonwealth Bank of Australia	11,642	292,034
CSL, Ltd.	840	19,200
CSR, Ltd.	15,890	33,030
Fairfax	9,776	34,760
Foster's Group, Ltd.	19,893	90,008
General Property Trust	19,293	56,386
Insurance Australia Group, Ltd.	16,561	83,214
Investa Property Group	12,499	22,074
Leighton Holdings, Ltd.	2,104	20,273
Lend Lease Corp., Ltd.	4,040	41,831
Macquarie Bank, Ltd.	2,036	73,983
Macquarie Infrastructure Group, Ltd.	18,628	49,493
Mayne Nickless, Ltd.	8,774	29,208
Mirvac Group, Ltd.	7,742	29,645
National Australia Bank, Ltd.	15,124	340,614
Newcrest Mining, Ltd.	5,697	77,686
OneSteel, Ltd.	9,623	19,326
Orica, Ltd.	4,683	74,545
Origin Energy, Ltd.	3,053	16,438
PaperlinX, Ltd.	7,736	28,534
Patrick Corp., Ltd.	9,102	46,802
QBE Insurance Group, Ltd.	6,500	77,969
Rinker Group, Ltd.	16,388	136,388
Rio Tinto, Ltd.	5,400	165,080
Santos, Ltd.	7,562	50,111
Southcorp, Ltd. (a)	6,940	23,266
Stockland Trust Group	11,034	51,649
Stockland Trust Group	394	1,844
Suncorp-Metway, Ltd.	5,372	72,960

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Australia (Continued)
Tabcorp Holdings, Ltd.	3,953	$53,410
Telstra Corp., Ltd.	21,034	80,706
Transurban Group	5,387	28,205
Wesfarmers, Ltd.	3,661	113,863
Westfield Group (a)	10,454	134,221
Westpac Banking Corp., Ltd.	16,465	250,770
WMC Resources, Ltd.	20,071	113,242
Woodside Petroleum, Ltd	4,645	72,960
Woolworths, Ltd.	9,631	112,967
		4,694,475
Austria 0.8%
Bank of Austria Creditanstalt, AG	4,283	385,788
Boehler-Udderholm, AG	738	92,945
Erste Bank Der Oester Spark	13,696	729,063
Flughafen Wein, AG	745	56,207
IMMOFINANZ Immobilien Anlagen (a)	24,585	234,435
Oesterreichish Elektrizitaets, AG, Class A	662	146,966
OMV, AG	879	263,945
RHI, AG (a)	826	24,950
Telekom Austria, AG	23,084	436,178
Voestalpine, AG	1,960	151,723
Wienerberger Baustoffindustrie, AG	2,846	135,500
		2,657,700
Belgium 0.5%
AGFA-Gevaert, NV	2,755	93,142
Bekaert, SA	94	7,480
Dexia	21,370	489,761
Electrabel, SA	210	93,298
Fortis, AG	27,688	763,194
KBC Bankverzekerin Holdings	1,629	124,666
Solvay, SA	1,214	133,193
UCB, SA	1,041	52,735
		1,757,469
Bermuda 0.5%
Cheung Kong Infrastructure	11,000	31,841
Esprit Holdings, Ltd.	18,000	108,838
Everest Re Group, Ltd.	100	8,956
Ingersoll-Rand Co., Class A	2,600	208,780
Johnson Electric Holdings, Ltd.	30,500	29,625
Li & Fung, Ltd.	33,000	55,616
SCMP Group, Ltd.	8,000	3,319
Shangri-La Asia, Ltd.	27,004	39,604
Tyco International, Ltd.	29,000	1,036,460
Weatherford International, Ltd. (a)	300	15,390

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Bermuda (Continued)
Yue Yuen Industrial Holding	9,500	$26,094
		1,564,523
Brazil 0.1%
Banco Bradesco, SA	332	3,028
Companhia Brasileira de Distribuicao-ADR	700	17,920
Sider Nacional Cia	5,000	95,614
Souza Cruz (Cia) Npv	4,000	53,645
Uniao de Bancos Brasileiros-GDR	3,800	120,536
		290,743
Canada 3.6%
Abitibi-Consolidated, Inc.	9,450	65,039
Agrium, Inc.	4,450	75,084
Alcan, Inc.	7,645	374,558
ATI Technologies, Inc. (a)	1,700	32,948
Ballard Power Systems, Inc. (a)	700	4,759
Bank of Montreal	9,200	442,771
Bank of Nova Scotia	17,300	586,685
Barrick Gold Corp.	6,000	144,982
BCE, Inc.	8,700	209,644
Biovail Corp. (a)	4,100	67,607
Bombardier, Inc., Class B	25,400	50,370
Brascan Corp., Class A	3,900	140,220
C.I. Fund Management, Inc.	8,800	132,057
CAE, Inc.	3,000	12,623
Cameco Corp.	3,600	125,834
Canadian Imperial Bank of Commerce	7,100	427,307
Canadian Natural Resources, Ltd.	11,300	482,544
Canadian Pacific Railway, Ltd.	4,350	148,969
Canadian Tire Corp., Class A	1,900	88,988
Celestica, Inc. (a)	5,100	71,816
Cognos, Inc. (a)	900	39,610
CP Ships, Ltd.	2,025	29,005
Dofasco, Inc.	3,300	124,834
Domtar, Inc.	11,500	138,941
Enbridge, Inc.	3,800	189,026
EnCana Corp.	18,316	1,043,882
Fairfax Financial Holdings, Ltd.	100	16,851
Fairmont Hotels & Resorts, Inc.	2,025	70,073
Four Seasons Hotels, Inc.	700	57,224
George Weston, Ltd.	3,200	292,523
Goldcorp, Inc.	200	3,010
Hudson's Bay Co.	700	7,816
Husky Energy, Inc.	6,100	174,082
IGM Financial, Inc.	775	23,660
Imperial Oil, Ltd.	6,100	361,634

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Canada (Continued)
Inco, Ltd. (a)	7,150	$262,134
Kinross Gold Corp. (a)	700	4,929
Magna International, Inc., Class A	3,000	246,394
Manulife Financial Corp.	6,622	305,936
Manulife Financial Corp.	5,756	265,702
MDS, Inc., Class B	8,600	120,958
MI Devolpments, Inc., Class A	1,650	49,563
National Bank of Canada	2,200	90,849
Nexen, Inc.	5,300	215,065
Noranda, Inc.	10,750	188,639
Nortel Networks Corp. (a)	82,764	286,879
Penn West Petroleum, Ltd.	2,300	151,877
Petro-Canada	7,400	377,168
Placer Dome, Inc.	4,900	92,190
Potash Corp. of Saskatchewan, Inc.	3,600	299,213
Power Corp. of Canada	10,800	278,965
Precision Drilling Corp. (a)	2,100	132,144
Rogers Communication, Inc., Class B	6,800	178,138
Royal Bank of Canada	10,600	567,471
Shell Canada, Ltd.	2,200	146,630
Sun Life Financial, Inc.	5,189	173,594
Suncor Energy, Inc.	14,900	526,401
Talisman Energy, Inc.	15,600	420,497
Teck Cominco, Ltd.	5,493	168,980
Thomson Corp. (The)	5,600	197,235
TransAlta Corp.	3,500	52,639
TransCanada Corp.	7,844	194,768
		12,251,934
Cayman Islands 0.2%
ACE, Ltd.	1,100	47,025
ASM Pacific Technology, Ltd.	1,000	3,596
GlobalSantaFe Corp.	4,998	165,484
Transocean, Inc. (a)	7,600	322,164
XL Capital, Ltd.	2,200	170,830
		709,099
China 1.1%
Aluminum Corp. of China, Ltd.	244,000	144,397
Angang New Steel Co.	66,000	33,539
Beijing Capital International	100,000	42,455
Byd Co., Ltd., Class H	11,000	29,081
China Life Insurance Co., Ltd., Class H (a)	549,000	367,271
China Oilfield Services, Ltd., Class H	114,000	34,832
China Petroleum & Chemical Corp., Class H	1,238,000	505,680
China Shipping Container Lines (a)	158,000	63,521
China Shipping Development Co., Ltd.	96,000	85,218

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
China (Continued)
China Southern Airlines Co., Ltd. (a)	86,000	$34,022
China Telecom Corp., Ltd.	1,024,000	375,454
Datang International Power Generation Co., Ltd.	106,000	79,776
Huaneng Power International, Inc., Class H	226,000	168,635
Jiangsu Express	90,000	39,657
Jiangxi Copper Co., Ltd.	85,000	48,115
Maanshan Iron & Steel	128,000	48,990
PetroChina Co., Ltd.	1,298,000	693,001
PICC Property & Casualty Co., Ltd., Class H (a)	256,000	88,100
Ping An Insurance Co. of China, Ltd (a)	194,000	334,440
Shandong International Power	106,000	31,365
Sinopec Shangai Petrochemical	172,000	64,171
Sinopec Zhenhai Refining & Chemical Co. Ltd, Class H	54,000	55,924
Sinotrans, Ltd.	132,000	38,634
Weiqiao Textile Co.	25,500	40,187
Yanzhou Coal Minining Co., Ltd., Class H	90,000	128,522
Zhejiang Expressway Co., Ltd.	106,000	72,958
		3,647,945
Denmark 0.2%
Danske Bank A/S	19,751	603,360
ISS A/S	400	22,253
Novo-Nordisk A/S	3,050	166,072
Novozymes A/S	481	24,351
Vestas Wind Systems A/S (a)	600	7,430
		823,466
Finland 0.8%
Fortum Oyj	7,197	132,772
Kesko Oyj	5,585	135,790
Kone Oyj, Class B	1,273	98,439
Metso Oyj	7,300	115,292
Nokia Oyj	87,667	1,379,816
Outokumpu Oyj	4,356	77,588
Sampo Oyj, Class A	8,129	111,869
Stora Enso Oyj	14,950	228,215
TietoEnator Oyj	3,582	113,533
UPM-Kymmene Oyj	11,221	248,653
Uponor Oyj	626	11,667
Wartsila Oyj	2,904	61,677
		2,715,311
France 3.1%
Accor, SA	3,280	143,101
Air Liquide	1,933	356,082
Alcatel, SA (a)	22,679	351,729
Alstom (a)	743	564
Atos Origin (a)	43	2,910
Axa	18,811	463,217

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
France (Continued)
BNP Paribas, SA	16,496	$1,190,926
Bouygues, SA	5,249	241,732
Business Objects, SA (a)	289	7,273
Cap Gemini, SA (a)	2,281	72,791
Carrefour, SA	1,752	83,153
Casino Guichard	172	13,699
CNP Assurances	954	68,099
Compagnie de Saint-Gobain	4,164	249,971
Credit Agricole, SA	7,189	216,172
Dassault Systemes, SA	332	16,684
Essilor International, SA	392	30,610
France Telecom, SA	20,432	674,166
Hermes International	86	17,100
Imerys, SA	616	51,522
Lafarge, SA	2,627	252,637
Lagardere SCA	2,130	153,198
LVMH Moet-Hennessy Louis Vuitton	2,528	192,952
Michelin (C.G.D.E.)	2,097	134,038
Peugeot, SA	2,909	184,009
Publicis Groupe	1,658	53,561
Renault, SA	2,636	219,762
Sagem, SA (a)	1,690	35,893
Sanofi-Aventis, SA	10,829	862,471
Schneider Electric, SA	2,330	161,586
Societe BIC, SA	1,486	74,473
Societe Generale	3,154	318,057
Societe Television Francaise	2,003	64,978
Sodexho Alliance, SA	1,743	52,553
Suez, SA	8,767	232,986
Thales, SA	1,361	65,112
Thomson, SA	5,165	136,072
Total, SA, Class B	11,044	2,403,926
Valeo, SA	1,112	46,391
Veolia Environnement	517	18,648
Vinci, SA	547	73,202
Vivendi Universal, SA (a)	15,454	491,703
Zodiac, SA	152	7,052
		10,486,761
Germany 2.5%
Adidas-Salomon, AG	114	18,337
Allianz, AG	3,581	473,405
Altana, AG	819	51,595
BASF, AG	6,927	497,279
Bayer, AG	8,406	283,965
Bayerische Hypo-und Vereinsbank, AG (a)	17,879	404,426
Commerzbank, AG (a)	18,929	388,692

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Germany (Continued)
Continental, AG	1,447	$91,589
DaimlerChrysler, AG	10,422	497,751
Deutsche Bank, AG	11,945	1,056,845
Deutsche Boerse, AG	4,436	266,059
Deutsche Lufthansa, AG (a)	2,966	42,384
Deutsche Post, AG	11,774	269,519
Deutsche Telekom, AG	43,434	979,542
E.On, AG	6,739	612,122
Epcos, AG (a)	614	9,148
HeidelbergCement, AG	657	39,423
Hypo Real Estate Holding, AG (a)	985	40,693
Infineon Technologies, AG (a)	7,019	75,868
Linde, AG	1,287	80,294
MAN, AG	758	29,097
Merck	650	44,567
Muenchener Rueckversicherungs	1,185	145,180
Puma, AG	130	35,622
RWE, AG	3,850	212,243
SAP, AG	2,168	385,863
Schering, AG	1,968	146,638
Siemens, AG	13,132	1,109,571
ThyssenKrupp, AG	5,072	111,294
TUI, AG	1,576	37,186
Volkswagen, AG	2,743	123,908
		8,560,105
Greece 0.1%
Alpha Bank A.E.	600	20,854
National Bank of Greece, SA	5,350	175,947
Titan Cement Co., SA	900	26,575
		223,376
Hong Kong 0.8%
Bank of East Asia	29,928	92,984
BOC Hong Kong Holdings, Ltd.	54,500	104,120
Cathay Pacific Airways, Ltd.	21,000	39,714
Cheung Kong Holdings, Ltd.	31,000	310,080
CLP Holdings, Ltd.	36,400	208,856
Hang Lung Properties, Ltd.	25,000	38,595
Hang Seng Bank, Ltd.	14,500	201,467
Henderson Land Development Co., Ltd.	14,000	72,945
Hong Kong & China Gas Co., Ltd.	79,210	164,066
Hong Kong Electric Holdings, Ltd.	28,500	130,162
Hong Kong Exchanges & Clearing, Ltd.	21,000	56,330
Hopewell Holdings	7,000	17,966
Hutchison Whampoa, Ltd.	45,000	421,169
Hysan Development Co., Ltd.	5,147	10,793

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Hong Kong (Continued)
MTR Corp., Ltd.	29,202	$46,773
New World Development Co., Ltd.	28,531	31,934
Pacific Century CyberWorks, Ltd.	64,400	40,804
Sino Land Co., Ltd.	21,503	21,301
Sun Hung Kai Properties, Ltd.	27,000	270,069
Swire Pacific, Ltd., Class A	19,500	163,064
Techtronic Industries Co.	20,000	43,741
Television Broadcasts, Ltd.	3,000	13,894
Wharf Holdings, Ltd.	25,000	87,482
		2,588,309
Ireland 0.3%
Allied Irish Banks Plc	7,374	152,518
Allied Irish Banks Plc	4,950	102,918
Bank of Ireland	17,333	285,722
CRH Plc	4,208	112,171
DCC Plc	73	1,627
DCC Plc	411	9,186
Elan Corp. (a)	4,650	123,701
Grafton Group Plc	1,128	12,147
Independent News & Media Plc	6,900	21,496
Irish Life & Permanent Plc	2,400	44,308
		865,794
Italy 0.4%
ENI S.p.A.	4,499	112,250
Telecom Italia S.p.A.	140,063	571,043
Telecom Italia S.p.A.	80,063	259,184
TIM S.p.A	58,457	435,490
		1,377,967
Japan 14.1%
Acom Co., Ltd.	933	69,629
Advantest Corp.	2,050	175,330
Aeon Co., Ltd.	9,106	151,508
Aiful Corp.	550	60,311
Ajinomoto Co., Inc.	14,800	175,685
Alps Electric Co., Ltd.	4,572	67,929
Amada Co., Ltd.	6,527	35,945
Asahi Breweries, Ltd.	10,000	123,474
Asahi Glass Co., Ltd.	24,600	270,474
Asahi Kasei Corp.	32,900	164,220
Asatsu-DK, Inc.	1,100	30,878
BELLSYSTEM24, Inc.	50	13,583
Benesse Corp.	1,104	38,563
Bridgestone Corp.	21,964	435,968
Canon, Inc.	22,304	1,200,108
Casio Computer Co., Ltd.	8,500	130,757

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Japan (Continued)
Central Glass Co.	2,000	$14,128
Central Japan Railway Co.	45	366,480
Chubu Electric Power Co., Inc.	14,152	338,739
Chugai Pharmaceutical Co., Ltd.	8,054	132,751
Citizen Watch Co., Ltd.	8,500	81,464
Coca-Cola West Japan Co., Ltd.	500	12,795
Credit Saison Co., Ltd.	1,752	63,585
CSK Corp.	2,100	94,809
Dai Nippon Printing Co., Ltd.	9,300	148,764
Daicel Chemical Industries, Ltd.	4,000	22,574
Daiichi Pharmaceutical Co., Ltd.	6,554	141,251
Daikin Industries, Ltd.	3,200	92,163
Daimaru, Inc.	9,500	77,553
Dainippon Ink & Chemicals	16,000	36,740
Daito Trust Construction Co.	2,703	128,082
Daiwa House Industry Co., Ltd.	11,800	133,758
Daiwa Securities Co., Ltd.	89,500	644,417
Denki Kagaku Kogyo KK	14,031	46,554
Denso Corp.	17,700	472,746
Dowa Mining Co., Ltd	1,000	6,490
East Japan Railway Co.	99	549,064
Ebara Corp.	5,800	26,693
Eisai Co., Ltd.	6,850	224,612
FamilyMart Co., Ltd.	1,503	43,653
Fanuc, Ltd.	4,000	260,764
Fast Retailing Co., Ltd.	1,750	132,814
Fuji Electric Holdings Co., Ltd.	6,000	16,113
Fuji Photo Film Co., Ltd.	10,466	380,860
Fuji Television Network, Inc.	16	34,561
Fujikura, Ltd.	5,000	22,963
Fujisawa Pharmaceutical Co., Ltd.	4,352	118,778
Fujitsu, Ltd.	49,600	321,899
Furukawa Electric Co., Ltd. (a)	11,800	65,214
Hankyu Department Stores	2,000	14,459
Hino Motors, Ltd.	2,000	14,809
Hirose Electric Co., Ltd.	955	111,320
Hitachi Construction Machinery	1,300	17,822
Hitachi, Ltd.	89,500	618,292
Hokkaido Electric Power Co., Inc.	4,000	78,424
Honda Motor Co., Ltd.	27,156	1,403,049
Hoya Corp.	2,900	326,470
Isetan Co., Ltd.	6,603	76,775
Ishihara Sangyo Kaisha, Ltd.	5,000	11,433
Ishikawajima-Harima Heavy Industries Co., Ltd. (a)	23,040	31,609
Ito En, Ltd.	700	36,235

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Japan (Continued)
Itochu Corp.	28,026	$129,256
Itochu Techno-Science Corp.	1,000	39,893
Ito-Yokado Co., Ltd.	7,954	332,787
Japan Airlines System Corp.	23,000	66,466
Japan Real Estate Investment	7	58,847
Japan Tobacco, Inc.	23	261,834
JFE Holdings, Inc.	12,300	350,061
JGC Corp.	4,546	41,446
JSR Corp.	5,104	111,491
Kajima Corp.	25,600	109,848
Kaken Pharmaceutical Co., Ltd.	2,000	13,136
Kaneka Corp.	5,500	62,077
Kansai Electric Power Co., Inc.	16,400	331,910
Kao Corp.	11,745	299,410
Kawasaki Heavy Industries, Ltd.	21,000	34,327
Kawasaki Kisen Kaisha, Ltd.	3,000	19,236
Keihin Electric Express Railway Co., Ltd.	11,000	67,536
Keio Electric Railway Co., Ltd.	4,500	26,315
Keyence Corp.	847	189,220
Kikkoman	3,500	33,272
Kinki Nippon Railway Co., Ltd.	36,628	126,162
Kirin Brewery Co., Ltd.	18,126	177,953
Kobe Steel, Ltd	9,000	13,748
Kokuyo Co., Ltd.	900	10,832
Komatsu, Ltd.	21,600	150,690
Konami Co., Ltd.	2,250	51,995
Konica Corp.	12,255	162,168
Koyo Seiko Co., Ltd.	2,000	28,061
Kubota Corp.	29,930	147,939
Kuraray Co., Ltd.	10,265	91,788
Kurita Water Industries, Ltd.	1,700	24,381
Kyocera Corp.	4,500	345,463
Kyowa Hakko Kogyo Co., Ltd.	10,800	80,915
Kyushu Electric Power	9,152	184,331
Lawson, Inc.	1,403	51,601
Mabuchi Motor Co., Ltd.	856	61,550
Marubeni Corp.	29,229	80,769
Marui Co., Ltd.	10,903	145,550
Matsushita Electric Industrial Co., Ltd.	46,900	742,003
Matsushita Electric Works	3,500	30,411
Meiji Dairies Corp.	5,000	29,579
Meiji Seika Kaisha, Ltd.	7,000	32,216
Meitec Corp.	700	26,018
Millea Holdings, Inc.	34	502,846
Minebea Co., Ltd.	10,000	43,493

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Japan (Continued)
Mitsubishi Chemical Corp.	44,500	$135,091
Mitsubishi Corp.	25,631	330,192
Mitsubishi Electric Corp.	42,928	209,680
Mitsubishi Estate Co., Ltd.	40,500	472,878
Mitsubishi Heavy Industries, Ltd.	70,526	199,689
Mitsubishi Logistics Corp.	2,000	19,655
Mitsubishi Material Corp.	3,000	6,276
Mitsubishi Rayon Co., Ltd.	13,023	47,264
Mitsubishi Tokyo Financial Group, Inc.	212	2,145,269
Mitsui & Co., Ltd.	4,500	26,928
Mitsui & Co., Ltd.	31,731	283,734
Mitsui Chemicals, Inc.	15,000	81,440
Mitsui Fudosan Co., Ltd.	30,500	369,472
Mitsui Mining & Smelting Co., Ltd.	12,024	52,881
Mitsui Sumitomo Insurance Co., Ltd.	58,500	506,592
Mitsui Trust Holdings, Inc.	37,536	373,990
Mitsukoshi, Ltd.	17,529	84,937
Murata Manufacturing Co., Inc.	6,400	356,818
NEC Corp.	44,600	276,431
NEC Electronics Corp.	1,000	48,650
NET One Systems Co., Ltd	14	58,166
NGK Insulators, Ltd.	8,320	79,334
NGK Spark Plug Co., Ltd.	4,530	46,766
Nidec Corp.	1,251	152,031
Nikko Cordial Corp.	34,537	182,472
Nikon Corp.	8,500	104,704
Nintendo Co., Ltd.	2,603	325,961
Nippon Building Fund, Inc.	7	59,528
Nippon Express Co., Ltd.	19,500	95,816
Nippon Meat Packers, Inc.	4,300	58,114
Nippon Mining Holdings, Inc.	8,000	37,519
Nippon Oil Corp.	34,100	217,988
Nippon Sheet Glass Co., Ltd.	9,000	37,130
Nippon Steel Corp.	159,030	388,388
Nippon Telegraph & Telephone Corp.	158	707,176
Nippon Unipac Holding	25	111,895
Nippon Yusen Kabushiki Kaisha	26,429	141,949
Nissan Motor Co., Ltd.	77,704	842,250
Nisshin Seifun Group, Inc.	3,500	38,686
Nisshin Steel Co., Ltd.	3,000	6,889
Nisshinbo Industries, Inc.	3,572	26,658
Nissin Food Products Co., Ltd.	2,100	52,513
Nitto Denko Corp.	4,153	227,097
Nomura Holdings, Inc.	52,032	756,369
Nomura Research, Inc.	567	52,962

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Japan (Continued)
NSK, Ltd.	15,532	$77,830
NTN Corp.	10,035	57,413
NTT Data Corp.	39	125,604
NTT Docomo, Inc.	207	380,667
Obayashi Corp.	16,029	100,752
Obic Co., Ltd.	200	39,601
OJI Paper Co., Ltd.	25,600	146,464
Oki Electric Industry Co., Ltd. (a)	17,000	72,946
Olympus Optical Co., Ltd.	3,400	72,284
Omron Corp.	6,104	145,213
Onward Kashiyama Co., Ltd.	3,546	51,443
Oracle Corp. Japan	1,200	62,000
Oriental Land Co., Ltd.	1,503	104,124
ORIX Corp.	1,000	135,442
Osaka Gas Co.	46,218	143,904
Pioneer Electronic Corp.	3,500	68,110
Promise Co., Ltd.	1,140	81,195
Ricoh Co., Ltd.	17,955	345,386
Rohm Co., Ltd.	2,903	299,409
Sanden Corp.	1,000	6,169
Sankyo Co., Ltd.	13,200	297,329
Sanyo Electric Co., Ltd.	37,400	128,821
Sapporo Holdings, Ltd.	7,000	33,033
Secom Co., Ltd.	2,043	81,501
Seiko Epson Corp.	2,167	96,147
Sekisui Chemical Co., Ltd.	9,524	69,409
Sekisui House, Ltd.	14,824	172,219
Seven-Eleven Japan Co., Ltd.	8,800	276,565
Sharp Corp.	21,600	351,611
Shimachu Co., Ltd.	1,400	34,532
Shimamura Co., Ltd.	950	69,141
Shimano, Inc.	2,300	65,459
Shimizu Corp.	18,300	91,522
Shin-Etsu Chemical Co., Ltd.	8,801	359,661
Shionogi & Co., Ltd.	9,455	130,360
Shiseido Co., Ltd.	10,000	144,393
Showa Denko K.K.	9,000	23,118
Showa Shell Sekiyu K.K.	4,350	39,490
Skylark Co., Ltd.	1,752	30,037
SMC Corp.	1,203	137,302
Softbank Corp.	6,650	322,875
Sompo Japan Insurance, Inc.	21,500	218,399
Sony Corp.	17,597	678,026
Stanley Electric Co., Ltd.	2,950	50,403
Sumitomo Chemical Co., Ltd.	34,700	169,491

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Japan (Continued)
Sumitomo Corp.	17,900	$153,964
Sumitomo Electric Industries, Ltd.	12,800	138,866
Sumitomo Heavy Industries, Ltd (a)	12,000	44,486
Sumitomo Metal Industries, Ltd.	30,000	40,574
Sumitomo Metal Mining Co.	12,000	85,468
Sumitomo Osaka Cement Co., Ltd.	1,000	2,442
Sumitomo Realty & Development	14,000	181,990
Sumitomo Trust & Banking Co., Ltd.	39,025	281,367
Taiheiyo Cement Corp.	8,000	19,849
Taisei Corp.	17,000	65,999
Taisho Pharmaceutical Co.	8,477	183,933
Taiyo Yuden Co., Ltd.	3,000	34,794
Takara Holdings, Inc.	3,500	22,715
Takashimaya Co., Ltd.	10,040	96,321
Takeda Pharmaceutical Co., Ltd.	24,454	1,227,756
Takefuji Corp.	846	57,045
Takuma Co., Ltd.	2,000	15,704
TDK Corp.	3,403	251,314
Teijin, Ltd.	23,629	102,310
Teikoku Oil Co., Ltd.	3,500	19,411
Terumo Corp.	4,250	114,133
THK Co., Ltd.	500	9,876
TIS, Inc.	1,152	50,328
Tobu Railway Co., Ltd.	20,300	77,032
Toho Co., Ltd.	2,600	40,957
Tohoku Electric Power Co., Ltd.	9,750	174,556
Tokyo Broadcasting System, Inc.	1,500	24,388
Tokyo Electric Power Co., Inc.	26,150	639,915
Tokyo Electron, Ltd.	4,750	291,632
Tokyo Gas Co., Ltd.	57,721	235,882
Tokyu Corp.	23,800	128,292
TonenGeneral Sekiyu K.K.	3,500	31,773
Toppan Printing Co., Ltd.	8,300	91,823
Toray Industries, Inc.	32,000	149,453
Toshiba Corp.	79,042	338,394
Tosoh Corp.	17,500	78,497
Tostem Inax Holding Corp.	5,561	100,696
Toto, Ltd.	9,800	93,256
Toyo Seikan Kaisha, Ltd.	4,417	81,227
Toyobo, Ltd.	2,000	4,807
Toyoda Gosei Co., Ltd.	500	10,144
Toyota Industries Corp.	2,854	71,090
Toyota Motor Corp.	67,553	2,740,900
Trend Micro, Inc.	2,688	144,633
UFJ Holdings, Inc. (a)	471	2,845,935

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Japan (Continued)
Uni-Charm Corp.	1,100	$52,552
Uniden Corp.	2,000	39,309
UNY Co., Ltd.	3,556	40,516
Ushio, Inc.	1,000	18,633
USS Co., Ltd.	1,665	139,324
Wacoal Corp.	2,000	23,916
West Japan Railway Co.	12	48,339
World Co., Ltd.	900	31,525
Yahoo! Japan Corp. (a)	42	201,061
Yakult Honsha Co., Ltd.	3,429	60,856
Yamada Denki Co., Ltd.	3,350	143,094
Yamaha Corp.	3,604	54,845
Yamaha Motor Corp., Ltd.	2,000	29,929
Yamanouchi Pharmaceutical Co., Ltd.	10,204	396,147
Yamato Transport Co., Ltd.	8,518	125,978
Yamazaki Baking Co., Ltd.	3,500	32,488
Yokogawa Electric Corp.	6,546	87,259
		47,604,446
Luxembourg 0.0%
Arcelor	7,886	181,267
Malaysia 0.7%
AMMB Holdings, Bhd	85,500	73,350
Berjaya Sports Toto, Bhd	45,200	48,293
British American Tobacco, Bhd	10,100	121,599
Commerce Asset Holdings, Bhd	82,200	101,668
Gamuda, Bhd	25,800	35,984
Genting, Bhd	21,800	109,000
Hong Leong Bank, Bhd	43,600	63,105
Ioi Corp., Bhd	43,000	107,500
Kuala Lumpur Kepong, Bhd	22,400	40,674
Magnum Corp., Bhd	38,000	24,200
Malakoff, Bhd	36,000	68,211
Malayan Banking, Bhd	103,900	322,637
Malaysia International Shipping	33,200	133,674
Maxis Communication, Bhd	44,000	108,263
Media Prima, Bhd (a)	1	0
Nestle, Bhd	7,000	42,553
Oyl Industries, Bhd	4,500	45,000
Petronas Gas, Bhd	8,000	14,947
Plus Expressways, Bhd	99,400	73,242
Proton Holdings, Bhd	16,000	37,895
Public Bank, Bhd	60,000	120,000
Resorts World, Bhd	29,000	76,316
RHB Capital, Bhd	81,000	49,879

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Malaysia (Continued)
Sime Darby, Bhd	84,000	$132,632
SP Setia, Bhd	45,900	52,181
Telekom Malaysia, Bhd	51,000	155,684
Tenaga Nasional, Bhd	53,000	152,026
YTL Corp., Bhd	50,000	70,395
		2,380,908
Netherlands 1.8%
ABN Amro Holdings, NV	20,644	544,985
Aegon, NV	25,955	352,615
Akzo Nobel, NV	3,327	141,411
ASML Holding, NV (a)	6,652	106,410
DSM, NV	928	59,857
Euronext, NV	2,234	67,993
European Aeronautic Defence and Space Co.	3,746	108,532
Hagemeyer, NV (a)	2,180	5,020
Heineken, NV	7,757	257,733
ING Groep, NV	25,883	780,403
James Hardie Industries, NV (a)	7,955	41,650
Oce, NV	1,361	20,758
Reed Elsevier, NV	7,339	99,705
Royal Dutch Petroleum Co.	28,741	1,648,672
Royal KPN, NV	27,083	256,421
Royal Philips Electronics, NV	22,418	592,425
STMicroelectronics, NV	8,409	163,446
TPG, NV	10,143	274,499
Unilever, NV CVA	7,104	474,671
Vedior, NV CVA	2,061	33,472
VNU, NV	2,966	87,299
Wolters Kluwer, NV	4,789	95,809
		6,213,786
Netherlands Antilles 0.3%
Schlumberger, Ltd.	13,000	870,350
New Zealand 0.0%
Carter Holt Harvey, Ltd.	15,590	23,179
Norway 0.2%
DnB Holding, ASA	7,057	69,289
Norsk Hydro, ASA	4,621	362,211
Norske Skogsindustrier, ASA, Class A	1,875	40,363
Statoil, ASA	3,400	53,077
Tandberg, ASA	400	4,946
Tomra Systems, ASA	1,999	10,939
Yara International, ASA (a)	4,621	60,558
		601,383

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Portugal 0.0%
Portugal Telecom SGPS, SA	14,113	$173,956
PT Multimedia-Servicos de Telecomunucacoes	602	15,077
		189,033
Russia 0.5%
Gazprom-ADR	3,198	113,529
LUKOIL-ADR	5,200	631,280
MMC Norilsk Nickel-ADR	3,300	183,150
Rostelecom-ADR	5,800	63,452
Surgutneftegaz-ADR	5,800	316,100
Surgutneftegaz-ADR	4,100	153,750
Tatneft-ADR	3,000	86,970
Unified Energy System-ADR	3,600	102,600
		1,650,831
Singapore 1.1%
Ascendas Real Estate Investment Trust	36,000	37,702
CapitaLand, Ltd.	59,000	76,966
Capitamall Trust	32,800	35,355
Chartered Semiconductor Manufacturing (a)	64,000	38,413
City Developments, Ltd.	34,968	152,053
ComfortDelgro Corp., Ltd.	103,622	98,367
Creative Technology, Ltd.	3,300	49,314
DBS Group Holdings, Ltd.	58,574	577,561
Flextronics International Ltd. (a)	15,800	218,356
Fraser & Neave, Ltd	8,000	79,863
Keppel Corp., Ltd.	30,000	158,011
Neptune Orient Lines, Ltd.	57,000	104,728
Oversea-Chinese Banking Corp., Ltd.	51,202	423,338
Overseas Union Enterprise, Ltd.	4,481	21,406
Sembcorp Industries, Ltd.	50,520	50,124
Singapore Airlines, Ltd.	29,000	202,474
Singapore Exchange, Ltd.	61,796	67,746
Singapore Post, Ltd.	96,000	52,327
Singapore Press Holdings, Ltd.	86,250	242,988
Singapore Technology Engineering, Ltd.	73,367	104,694
Singapore Telecomm	281,070	409,693
United Overseas Bank, Ltd.	62,960	532,122
United Overseas Land, Ltd.	26,260	32,487
Venture Corp., Ltd.	12,444	121,178
		3,887,266
Spain 2.4%
Acciona, SA	297	26,189
Acerinox, SA	4,464	71,409
ACS Actividades de Construccion y Servicios, SA	14,950	340,196
Aguas de Barcelona, SA	5,284	110,077
Altadis, SA	9,741	444,644

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Spain (Continued)
Amadeus Global Travel Distribution, SA, Class A	12,809	$131,338
Antena 3 Television, SA (a)	302	21,741
Autopistas Concesionaria Espanola, SA	13,027	285,850
Banco Bilbao Vizcaya, SA	34,091	602,600
Banco Popular Espanol	1,841	120,941
Banco Santander Central Hispano, SA	48,462	599,309
Endesa, SA	16,691	390,892
Fomento de Construcciones y Contratas, SA	2,200	105,578
Gas Natural SDG, SA	35,135	1,083,156
Grupo Ferrovial, SA	599	31,902
Iberdrola, SA	14,451	366,031
Indra Sistemas, SA	705	12,003
Repsol YPF, SA	12,462	323,416
Telefonica, SA	142,907	2,682,845
Union Fenosa, SA	3,727	97,683
Vallehermoso, SA	7,407	121,898
		7,969,698
Sweden 1.6%
Alfa Laval AB	300	4,843
Assa Abloy AB	4,364	74,380
Atlas Copco AB, Class A	1,734	78,118
Atlas Copco AB, Class B	413	17,210
Electrolux AB, Class B	15,900	362,926
Eniro AB	2,800	28,592
Ericsson, Class B (a)	258,356	822,493
Hennes & Mauritz AB, Class B	28,300	983,819
Holmen AB-Class B	1,300	44,900
Modern Times Group AB (a)	900	24,462
Nordea Bank AB	67,213	676,248
Sandvik AB	4,040	162,590
Securitas AB, Class B	14,000	239,668
Skandia Forsakrings AB	28,991	144,102
Skandinaviska Enskilda Banken AB, Class A	7,610	146,847
Skanska AB, Class B	21,219	254,117
SKF AB, Class B	3,160	140,461
Ssab Svenskt Stal AB	2,600	62,470
Svenska Cellulosa AB, Class B	4,340	184,765
Svenska Handelsbanken, Class A	20,554	533,974
Tele2 AB	1,010	39,586
Teliasonera	44,812	267,828
Volvo AB, Class A	1,435	54,627
Volvo AB, Class B	3,178	125,751
Wm-Data AB, Class B	6,600	14,272
		5,489,049

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Switzerland 0.7%
Novartis, AG	28,485	$1,430,178
Roche Holding, AG	8,379	961,061
Serono, SA	114	74,818
		2,466,057
Thailand 1.1%
Advanced Information Service Public Co., Ltd	165,200	454,710
Bangkok Bank Public Co., Ltd.	65,300	174,698
Bangkok Bank Public Co., Ltd.	125,700	368,622
BEC World Public Co., Ltd.	166,100	67,083
Charoen Pokphand Foods Public Co., Ltd.	414,256	40,281
Delta Electronics Public Co., Ltd.	58,800	24,958
Electricity Generating Public Co., Ltd.	31,825	60,582
Hana Microelectrnc Public Co., Ltd.	35,445	17,780
Kasikornbank Public Co., Ltd. (a)	105,200	142,074
Kasikornbank Public Co., Ltd. (a)	157,611	227,047
Land & House Public Co., Ltd	323,774	84,121
Land & House Public Co., Ltd.	242,041	70,357
National Finance Public Co., Ltd.	118,700	41,527
PTT Exploration & Production Public Co., Ltd.	19,102	142,501
PTT Public Co., Ltd.	137,700	612,803
Sahaviriya Steel Industry Public Co., Ltd.	783,000	58,009
Shin Corp. Public Co., Ltd	214,200	219,027
Siam Cement Public Co., Ltd.	57,000	404,692
Siam Cement Public Co., Ltd.	31,598	198,331
Siam City Cement Public Co., Ltd.	18,500	116,119
Siam Commercial Bank Public Co., Ltd.	93,200	117,477
Tisco Finance Public Co., Ltd	71,200	44,507
		3,687,306
United Kingdom 9.0%
Aegis Group Plc	18,777	38,867
Amec Plc	2,530	14,438
ARM Holdings Plc	13,104	27,752
AstraZeneca Group Plc	19,963	722,752
Astro All Asia Networks Plc (a)	63,100	89,668
Aviva Plc	33,982	409,016
BAE Systems Plc	54,744	241,846
Balfour Beatty Plc	2,171	13,117
Barclays Plc	90,991	1,021,946
Barratt Developments Plc	4,642	52,892
BG Group Plc	55,738	378,169
Billiton Plc	36,388	425,771
BOC Group Plc	7,431	141,497
Boots Co. Plc	9,587	120,445
BP Plc	315,337	3,070,226
BPB Industries Plc	5,515	50,023

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
United Kingdom (Continued)
Brambles Industries Plc	16,033	$79,972
British Airways Plc (a)	8,217	37,009
British American Tobacco Plc	22,830	392,710
British Sky Broadcasting Group Plc	21,880	235,676
BT Group Plc	143,774	559,382
Bunzl Plc	8,252	68,720
Cable & Wireless Plc	26,230	59,950
Cadbury Schweppes Plc	31,592	293,664
Capita Group Plc	23,039	161,503
Carnival Plc	2,103	128,093
Centrica Plc	31,434	142,332
Cobham Plc	601	14,249
Compass Group Plc	27,458	129,592
Daily Mail & General Trust	5,006	71,191
Davis Service Group Plc	1,592	12,510
De La Rue Plc	7,824	52,034
Diageo Plc	51,676	735,884
Dixons Group Plc	31,264	91,079
Electrocomponents Plc	6,869	37,488
EMAP Plc	4,210	65,802
EMI Group Plc	13,542	68,780
Enterprise Inns Plc	4,354	66,342
Exel Plc	4,979	68,994
FKI Plc	2,264	5,055
Friends Provident Plc	24,550	72,461
GKN Plc	12,620	57,203
GlaxoSmithKline Plc	70,494	1,651,030
Group 4 Securicor Plc (a)	9,475	25,424
GUS Plc	22,622	406,909
Hanson Plc	10,535	90,306
Hays Plc	54,205	129,083
HBOS Plc	54,018	877,943
Hilton Group Plc	19,835	108,155
HSBC Holdings Plc	166,684	2,808,113
IMI Plc	3,616	27,289
Imperial Chemical Industries Plc	16,323	75,396
Imperial Tobacco Group Plc	9,693	265,103
Intercontinental Hotels Group	8,533	105,894
Invensys Plc (a)	54,678	16,243
ITV Plc	66,635	134,418
Johnson Matthey Plc	3,514	66,541
Kelda Group Plc	7,422	89,973
Kesa Electricals Plc	5,175	28,020
Kidde Plc	6,814	21,744
Kingfisher Plc	18,888	112,132

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
United Kingdom (Continued)
Legal & General Group Plc	91,489	$192,883
Lloyds TSB Group Plc	78,086	707,890
Logica Plc	12,715	46,972
Marks & Spencer Group Plc	47,566	312,696
MFI Furniture Group Plc	16,318	38,781
Misys Plc	6,370	25,547
Mitchells & Butlers Plc	9,234	60,173
National Grid Transco Plc	53,522	508,798
Pearson Plc	12,780	153,946
Peninsular & Oriental Steam Navigation Co.	11,173	63,707
Persimmon Plc	6,667	88,296
Pilkington Plc	7,740	16,318
Prudential Corp. Plc	27,908	242,303
Rank Group Plc	8,107	41,020
Reckitt Benckiser Plc	23,296	702,777
Reed Elsevier Plc	19,932	183,559
Rentokil Initial Plc	59,871	169,541
Reuters Group Plc	23,930	173,138
Rexam Plc	6,816	60,027
Rio Tinto Corp. Plc	15,894	466,989
RMC Group Plc	3,110	50,606
Rolls-Royce Group Plc	49,565	234,641
Royal & Sun Alliance Insurance Group Plc	42,000	62,385
Royal Bank of Scotland Group Plc	42,024	1,411,118
Sainsbury(J) Plc	17,026	88,270
Scottish & Southern Energy Plc	14,743	246,538
Scottish Power Plc	32,045	247,666
Serco Group Plc	10,869	49,996
Severn Trent Plc	7,583	140,540
Shell Transport & Trading Co. Plc	138,167	1,175,761
Smith & Nephew Plc	8,325	85,044
Smiths Group Plc	6,521	102,735
Tanjong Public Co., Ltd.	15,100	56,029
Tate & Lyle Plc	9,784	88,650
Taylor Woodrow Plc	7,067	36,841
Tesco Plc	96,649	596,002
The Sage Group Plc	15,606	60,494
Tomkins Plc	4,791	23,346
Unilever Plc	46,160	452,526
United Business Media Plc	5,788	53,248
Vodafone Group Plc	960,808	2,601,098
Whitbread Plc	4,660	75,604
William Hill Plc	6,921	74,813
Wimpey George Plc	7,939	61,548
Wolseley Plc	11,685	218,020

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
United Kingdom (Continued)
WPP Group Plc	19,794	$217,380
Yell Group Plc	7,763	65,466
		30,397,542
United States 40.9%
3Com Corp. (a)	1,300	5,421
3M Co.	10,800	886,356
99 Cents Only Stores (a)	200	3,232
A.G. Edwards, Inc.	500	21,605
Abbott Laboratories	19,400	905,010
Abercrombie & Fitch Co., Class A	300	14,085
Activision, Inc. (a)	450	9,081
Acxiom Corp.	300	7,890
Adesa, Inc.	200	4,244
Adobe Systems, Inc.	7,500	470,550
Advanced Micro Devices, Inc. (a)	7,600	167,352
AES Corp. (a)	1,200	16,404
Aetna, Inc.	3,300	411,675
AFLAC, Inc.	1,100	43,824
AGCO Corp. (a)	200	4,378
Agilent Technologies, Inc. (a)	6,504	156,746
AGL Resources, Inc.	200	6,648
Air Products & Chemicals, Inc.	3,200	185,504
Albertson's, Inc.	3,100	74,028
Alcoa, Inc.	10,600	333,052
Allete, Inc.	66	2,426
Alliant Energy Corp.	300	8,580
Allstate Corp.	1,000	51,720
Altera Corp. (a)	5,400	111,780
Altria Group, Inc.	26,517	1,620,189
Amazon.com, Inc. (a)	3,600	159,444
AMBAC Financial Group, Inc.	500	41,065
Ameren Corp.	4,700	235,658
American Electric Power Co., Inc.	5,500	188,870
American Express Co.	5,000	281,850
American Financial Group, Inc.	200	6,262
American International Group, Inc.	28,505	1,871,923
Amgen, Inc. (a)	17,100	1,096,965
AmSouth Bancorp	5,300	137,270
Anadarko Petroleum Corp.	4,800	311,088
Analog Devices, Inc.	4,500	166,140
Anheuser-Busch Cos., Inc.	13,400	679,782
AON Corp.	1,800	42,948
Apache Corp.	2,970	150,193
Apple Computer, Inc. (a)	5,900	379,960
Applera Corp.	3,096	64,737

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
United States (Continued)
Applied Materials, Inc. (a)	22,400	$383,040
Apria Healthcare Group, Inc. (a)	100	3,295
Arrow Electronics, Inc. (a)	800	19,440
Arthur J. Gallagher & Co.	200	6,500
ArvinMeritor, Inc.	200	4,474
Associated Banc-Corp.	51	1,694
Astoria Financial Corp.	200	7,994
AT&T Corp.	12,165	231,865
Automatic Data Processing, Inc.	18,000	798,300
Avnet, Inc. (a)	600	10,944
Avon Products, Inc.	13,700	530,190
Baker Hughes, Inc.	7,100	302,957
Bank of America Corp.	48,804	2,293,300
Bank of Hawaii Corp.	600	30,444
Bank of New York Co., Inc.	14,700	491,274
Banknorth Group, Inc.	500	18,300
Barnes & Noble, Inc. (a)	200	6,454
Barr Pharmaceuticals, Inc. (a)	300	13,662
Baxter International, Inc.	9,900	341,946
BB & T Corp.	7,200	302,760
BEA Systems, Inc. (a)	8,500	75,310
Beckman Coulter, Inc.	200	13,398
Becton, Dickinson & Co.	5,100	289,680
Bed Bath & Beyond, Inc. (a)	4,200	167,286
BellSouth Corp.	26,000	722,540
Belo Corp., Class A	400	10,496
Biogen Idec, Inc. (a)	4,535	302,076
Biomet, Inc.	4,200	182,238
BISYS Group, Inc. (a)	300	4,935
BJ Services Co.	1,900	88,426
BJ's Wholesale Club, Inc. (a)	200	5,826
Black Hills Corp.	200	6,136
Blyth Industries, Inc.	100	2,956
Boeing Co.	8,900	460,753
Borders Group, Inc.	300	7,620
Boston Scientific Corp. (a)	8,700	309,285
Bowater, Inc.	200	8,794
Brinker International, Inc. (a)	150	5,261
Brinks Co.	200	7,904
Bristol-Myers Squibb Co.	25,500	653,310
Broadcom Corp., Class A (a)	5,100	164,628
Burlington Northern Santa Fe Corp.	22,800	1,078,668
Burlington Resources, Inc.	7,800	339,300
Cabot Corp.	200	7,736
Cabot Microelectronics Corp. (a)	129	5,166

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
United States (Continued)
Cadence Design Systems, Inc. (a)	8,700	$120,147
Caesars Entertainment, Inc. (a)	1,100	22,154
Campbell Soup Co.	7,000	209,230
Cardinal Health, Inc.	6,800	395,420
Caremark Rx, Inc. (a)	5,987	236,067
Catalina Marketing Corp.	200	5,926
Caterpillar, Inc.	4,600	448,546
CBRL Group, Inc.	200	8,370
CDW Corp.	200	13,270
Cendant Corp.	22,900	535,402
Ceridian Corp. (a)	500	9,140
Certegy, Inc.	300	10,659
CH Robinson Worldwide, Inc.	300	16,656
Charles River Laboratories International, Inc. (a)	100	4,601
Charles Schwab Corp.	22,000	263,120
Cheesecake Factory, Inc. (a)	300	9,741
ChevronTexaco Corp.	33,400	1,753,834
Chiron Corp. (a)	1,400	46,662
ChoicePoint, Inc. (a)	233	10,716
Chubb Corp.	3,000	230,700
Church & Dwight Co., Inc.	150	5,043
Cigna Corp.	3,100	252,867
Cinergy Corp.	5,100	212,313
Cisco Systems, Inc. (a)	99,400	1,918,420
Citigroup, Inc.	82,349	3,967,575
Citrix Systems, Inc. (a)	4,500	110,385
Clorox Co.	4,400	259,292
Coach, Inc. (a)	5,800	327,120
Coca-Cola Co.	41,500	1,727,645
Colonial Bancgroup, Inc.	200	4,246
Comcast Corp. Class A (a)	11,963	398,129
Comerica, Inc.	2,700	164,754
Commerce Bancorp, Inc.	200	12,880
Compass Bancshares, Inc.	300	14,601
Computer Associates International, Inc.	7,800	242,268
ConAgra Foods, Inc.	15,300	450,585
Consolidated Edison, Inc.	6,900	301,875
Constellation Brands, Inc., Class A (a)	200	9,302
Constellation Energy Group, Inc.	2,600	113,646
Cooper Cameron Corp. (a)	200	10,762
Corning, Inc. (a)	19,250	226,573
Costco Wholesale Corp.	7,300	353,393
Countrywide Financial Corp.	6,500	240,565
CVS Corp.	4,200	189,294
Cytec Industries, Inc.	300	15,426

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
United States (Continued)
Cytyc Corp. (a)	300	$8,271
D.R. Horton, Inc.	600	24,186
Danaher Corp.	3,400	195,194
Dean Foods Co. (a)	945	31,138
Deere & Co.	4,000	297,600
Dell, Inc. (a)	33,900	1,428,546
Dentsply International, Inc.	100	5,620
Devon Energy Corp.	7,346	285,906
DeVry, Inc. (a)	200	3,472
Diebold, Inc.	300	16,719
Dollar Tree Stores, Inc. (a)	350	10,038
Dominion Resources, Inc.	8,800	596,112
Donaldson Co., Inc.	400	13,032
Dover Corp.	3,800	159,372
Dow Chemical Co.	14,066	696,408
DPL, Inc.	322	8,085
DST Systems, Inc. (a)	400	20,848
DTE Energy Co.	2,000	86,260
Du Pont (E.I.) de Nemours & Co.	14,150	694,058
Duke Energy Corp.	11,800	298,894
Dun & Bradstreet Corp. (a)	200	11,930
Eaton Corp.	2,500	180,900
Eaton Vance Corp.	200	10,430
eBay, Inc. (a)	5,200	604,656
Ecolab, Inc.	4,600	161,598
Edison International, Inc.	3,200	102,496
Edwards Lifesciences Corp. (a)	200	8,252
Electronic Arts, Inc. (a)	3,200	197,376
Electronic Data Systems Corp.	4,800	110,880
Eli Lilly & Co.	13,300	754,775
EMC Corp. (a)	34,330	510,487
Emerson Electric Co.	7,000	490,700
Emmis Communications Corp. (a)	300	5,757
Energizer Holdings, Inc. (a)	200	9,938
Energy East Corp.	500	13,340
ENSCO International, Inc.	400	12,696
Entercom Communications Corp. (a)	200	7,178
Entergy Corp.	2,700	182,493
Equitable Resources, Inc.	100	6,066
Exelon Corp.	20,800	916,656
Expeditors International Washington, Inc.	300	16,764
Express Scripts, Inc. (a)	200	15,288
Exxon Mobil Corp.	91,518	4,691,213
Fannie Mae	11,800	840,278
Fastenal Co.	200	12,312

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
United States (Continued)
Federated Department Stores, Inc.	3,100	$179,149
FedEx Corp.	4,100	403,809
Fidelity National Financial, Inc.	247	11,281
Fifth Third Bancorp	5,500	260,040
First Data Corp.	38,851	1,652,722
First Health Group Corp. (a)	200	3,742
FirstEnergy Corp.	4,000	158,040
FirstMerit Corp.	200	5,698
Fisher Scientific International, Inc. (a)	224	13,973
Forest Oil Corp. (a)	300	9,516
FPL Group, Inc.	5,800	433,550
Freddie Mac	8,100	596,970
Freeport-McMoRan Copper & Gold, Inc., Class B	3,200	122,336
Freescale Semiconductor, Inc., Class B (a)	3,654	67,087
Furniture Brands International, Inc.	200	5,010
Gamestop Corp. (a)	84	1,882
Gannett Co., Inc.	8,800	718,960
Gap, Inc. (The)	9,125	192,720
Gatx Corp.	400	11,824
Genentech, Inc. (a)	6,400	348,416
General Dynamics Corp.	1,300	135,980
General Electric Co.	137,000	5,000,500
General Mills, Inc.	8,300	412,593
Gentex Corp.	200	7,404
Genzyme Corp. (a)	3,000	174,210
Georgia-Pacific Corp.	3,800	142,424
Gilead Sciences, Inc. (a)	7,000	244,930
Gillette Co.	20,900	935,902
Golden West Financial Corp.	3,800	233,396
Goldman Sachs Group, Inc.	5,500	572,220
Great Plains Energy, Inc.	200	6,056
GTECH Holdings Corp.	400	10,380
Guidant Corp.	5,500	396,550
H&R Block, Inc.	4,900	240,100
H.J. Heinz Co.	9,900	386,001
Halliburton Co.	10,500	412,020
Harrah's Entertainment, Inc.	3,000	200,670
Harris Corp.	300	18,537
Harsco Corp.	500	27,870
Harte-Hanks, Inc.	300	7,794
Hartford Financial Services Group, Inc.	700	48,517
HCC Insurance Holdings, Inc.	100	3,312
Health Net, Inc. (a)	2,900	83,723
Helmerich & Payne, Inc.	100	3,404
Henry (Jack) & Associates	300	5,973

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
United States (Continued)
Henry Schein, Inc. (a)	100	$6,964
Hewlett-Packard Co.	42,900	899,613
Hibernia Corp., Class A	500	14,755
Hillenbrand Industries, Inc.	100	5,554
Hilton Hotels Corp.	20,500	466,170
HNI Corp.	300	12,915
Home Depot, Inc.	23,000	983,020
Honeywell International, Inc.	10,500	371,805
Hormel Foods Corp.	200	6,270
Hospira, Inc. (a)	2,980	99,830
Hospitality Properties Trust	200	9,200
Hubbell, Inc., Class B	300	15,690
Idacorp, Inc.	300	9,171
Illinois Tool Works, Inc.	4,600	426,328
Independence Community Bank Corp.	100	4,258
IndyMac Bancorp, Inc.	500	17,225
Intel Corp.	96,600	2,259,474
International Business Machines Corp.	25,100	2,474,358
International Game Technology	5,500	189,090
International Paper Co.	7,265	305,130
International Speedway Corp.	200	10,560
Intersil Corp.	500	8,370
Intuit, Inc. (a)	2,300	101,223
Investors Financial Services Corp.	200	9,996
IVAX Corp. (a)	625	9,888
J.M. Smucker Co.	100	4,707
J.P. Morgan Chase & Co.	48,481	1,891,244
Jabil Circuit, Inc. (a)	100	2,558
Jacobs Engineering Group, Inc. (a)	100	4,779
JDS Uniphase Corp. (a)	20,300	64,351
Johnson & Johnson	38,700	2,454,354
Juniper Networks, Inc. (a)	5,900	160,421
Kemet Corp. (a)	700	6,265
Kerr-McGee Corp.	1,100	63,569
KeyCorp	5,600	189,840
KeySpan Corp.	3,400	134,130
Kimberly-Clark Corp.	8,800	579,128
Kinder Morgan, Inc.	2,300	168,199
Kla-Tencor Corp. (a)	2,500	116,450
Kohl's Corp. (a)	4,000	196,680
Kraft Foods, Inc.	8,600	306,246
Krispy Kreme Doughnuts, Inc. (a)	100	1,260
Kroger Co. (a)	4,300	75,422
L-3 Communications Holdings, Inc.	200	14,648
Laboratory Corp. of America Holdings (a)	3,900	194,298

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
United States (Continued)
Labranche & Co., Inc. (a)	300	$2,688
Lancaster Colony Corp.	100	4,287
Lear Corp.	200	12,202
Lee Enterprises, Inc.	200	9,216
Legg Mason, Inc.	450	32,967
Lehman Brothers Holdings, Inc.	4,389	383,950
Leucadia National Corp.	100	6,948
Lexmark International, Inc., Class A (a)	2,300	195,500
Liberty Media Corp., Class A (a)	43,698	479,804
Liberty Media International, Inc., Class A (a)	2,324	107,439
Limited Brands, Inc.	7,100	163,442
Lincare Holdings, Inc. (a)	300	12,795
Lincoln National Corp.	2,815	131,404
Linear Technology Corp.	3,800	147,288
Liz Claiborne, Inc.	3,600	151,956
Lockheed Martin Corp.	5,400	299,970
Lowe's Cos., Inc.	7,900	454,961
Lubrizol Corp.	100	3,686
Lucent Technologies, Inc. (a)	61,100	229,736
Lyondell Chemical Co.	500	14,460
M & T Bank Corp.	169	18,225
Mandalay Resort Group (a)	200	14,086
Manpower, Inc.	300	14,490
Marathon Oil Corp.	6,700	251,987
Marsh & McLennan Cos., Inc.	1,500	49,350
Martin Marietta Materials	200	10,732
Masco Corp.	7,700	281,281
Maxim Integrated Products, Inc.	4,300	182,277
May Department Stores Co.	4,300	126,420
MBIA, Inc.	2,700	170,856
MBNA Corp.	5,350	150,817
McAfee, Inc. (a)	600	17,358
McDonald's Corp.	20,600	660,436
McKesson Corp.	3,283	103,283
MDU Resources Group, Inc.	600	16,008
MeadWestvaco Corp.	5,700	193,173
Medco Health Solutions, Inc. (a)	4,473	186,077
Media General, Inc., Class A	100	6,481
MedImmune, Inc. (a)	3,100	84,041
Medtronic, Inc.	18,700	928,829
Mellon Financial Corp.	9,600	298,656
Mentor Graphics Corp. (a)	500	7,645
Mercantile Bankshares Corp.	200	10,440
Merck & Co., Inc.	28,800	925,632
Mercury Interactive Corp. (a)	2,400	109,320

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
United States (Continued)
Merrill Lynch & Co., Inc.	16,400	$980,228
Metlife, Inc.	1,300	52,663
Michaels Stores, Inc.	400	11,988
Microchip Technology, Inc.	2,600	69,316
Micron Technology, Inc. (a)	8,600	106,210
Microsoft Corp.	146,000	3,899,660
Millennium Pharmaceuticals, Inc. (a)	4,849	58,770
Miller Herman, Inc.	300	8,289
Mohawk Industries, Inc. (a)	200	18,250
MoneyGram International, Inc.	400	8,456
Monsanto Co.	4,312	239,532
Moody's Corp.	1,100	95,535
Mosaic Co. (a)	300	4,896
Motorola, Inc.	33,100	569,320
Murphy Oil Corp.	300	24,135
Namco, Ltd.	400	5,235
National City Corp.	7,613	285,868
National Fuel Gas Co.	200	5,668
National Instruments Corp.	600	16,350
National-Oilwell, Inc. (a)	200	7,058
Neenah Paper, Inc.	266	8,672
Neiman-Marcus Group, Inc., Class A	200	14,308
Network Appliance, Inc. (a)	6,200	205,964
New Plan Excel Realty Trust	400	10,832
New York Community Bancorp, Inc.	593	12,198
Newmont Mining Corp.	6,200	275,342
News Corp., Class A	9,945	185,574
News Corp., Class B	6,948	133,402
Nextel Communications, Inc., Class A (a)	14,300	429,000
NiSource, Inc.	5,949	135,518
Noble Energy, Inc.	300	18,498
North Fork Bancorp, Inc.	709	20,455
Northeast Utilities	700	13,195
Northrop Grumman Corp.	4,900	266,364
Novellus Systems, Inc. (a)	2,500	69,725
NSTAR	200	10,856
Nucor Corp.	2,400	125,616
Occidental Petroleum Corp.	5,100	297,636
OGE Energy Corp.	300	7,953
Old Republic International Corp.	450	11,385
Omnicare, Inc.	300	10,386
Omnicom Group, Inc.	5,200	438,464
Oracle Corp. (a)	54,200	743,624
Outback Steakhouse, Inc.	200	9,156
PACCAR, Inc.	1,750	140,840

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
United States (Continued)
Packaging Corporation of America	300	$7,065
Parker Hannifin Corp.	2,200	166,628
Patterson Cos., Inc. (a)	400	17,356
Patterson UTI Energy, Inc.	600	11,670
Paychex, Inc.	5,600	190,848
Payless ShoeSource, Inc. (a)	200	2,460
Pentair, Inc.	400	17,424
PeopleSoft, Inc. (a)	5,100	135,048
Pepco Holdings, Inc.	300	6,396
PepsiCo, Inc.	38,100	1,988,820
PETsMART, Inc.	400	14,212
Pfizer, Inc.	99,560	2,677,168
PG&E Corp. (a)	5,200	173,056
Phelps Dodge Corp.	1,400	138,488
Pier 1 Imports, Inc.	300	5,910
Pioneer Natural Resources Co.	300	10,530
Pitney Bowes, Inc.	3,400	157,352
Plexus Corp. (a)	300	3,903
PMI Group, Inc.	200	8,350
PNC Financial Services Group, Inc.	4,000	229,760
PNM Resources, Inc.	450	11,381
PPG Industries, Inc.	1,500	102,240
PPL Corp.	1,600	85,248
Praxair, Inc.	5,400	238,410
Pride International, Inc. (a)	400	8,216
Procter & Gamble Co.	32,700	1,801,116
Progress Energy, Inc.	2,900	131,196
Progressive Corp.	500	42,420
Protective Life Corp.	200	8,538
Prudential Financial, Inc.	6,630	364,385
Public Service Enterprise Group, Inc.	6,600	341,682
Puget Energy, Inc.	200	4,940
QLogic Corp. (a)	1,700	62,441
QUALCOMM, Inc.	23,200	983,680
Quest Diagnostics, Inc.	2,200	210,210
Questar Corp.	300	15,288
Radian Group, Inc.	300	15,972
Raytheon Co.	6,300	244,629
Reader's Digest Association, Inc., Class A	300	4,173
Regions Financial Corp.	7,500	266,925
Republic Services, Inc.	400	13,416
Reynolds & Reynolds Co., Class A	500	13,255
Rohm & Haas Co.	2,200	97,306
Ross Stores, Inc.	400	11,548
RPM, Inc.	400	7,864

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
United States (Continued)
Safeway, Inc. (a)	3,400	$67,116
Saint Paul Travelers Cos., Inc.	1,369	50,749
Saks, Inc.	500	7,255
SanDisk Corp. (a)	1,000	24,970
Sanmina-SCI Corp. (a)	8,200	69,454
Sara Lee Corp.	21,000	506,940
SBC Communications, Inc.	48,698	1,254,947
Scana Corp.	478	18,833
Scholastic Corp. (a)	100	3,696
Scientific-Atlanta, Inc.	2,400	79,224
Sears, Roebuck & Co.	3,900	199,017
SEI Investments Co.	300	12,579
Sempra Energy	2,900	106,372
Siebel Systems, Inc. (a)	10,000	105,000
Silicon Valley Bancshares (a)	400	17,928
Six Flags, Inc. (a)	600	3,222
SLM Corp.	2,300	122,797
Smith International, Inc. (a)	400	21,764
Smithfield Foods, Inc. (a)	300	8,877
Solectron Corp. (a)	12,300	65,559
Sonoco Products Co.	300	8,895
Southern Co.	14,500	486,040
Southwest Airlines Co.	4,100	66,748
Sovereign Bancorp, Inc.	900	20,295
SPX Corp.	1,400	56,084
St. Jude Medical, Inc. (a)	5,400	226,422
Stancorp Financial Group, Inc.	100	8,250
Staples, Inc.	6,850	230,914
Starbucks Corp. (a)	7,700	480,172
Starwood Hotels & Resorts Worldwide, Inc.	9,900	578,160
State Street Corp.	6,900	338,928
Steris Corp. (a)	100	2,372
Storage Technology Corp. (a)	800	25,288
Stryker Corp.	4,000	193,000
Sun Microsystems, Inc. (a)	48,300	259,854
SunTrust Banks, Inc.	4,400	325,072
Superior Industries International, Inc.	100	2,905
Swift Transportation Co., Inc. (a)	300	6,444
Sybase, Inc. (a)	800	15,960
Synopsys, Inc. (a)	4,100	80,442
Target Corp.	9,700	503,721
TCF Financial Corp.	400	12,856
Tech Data Corp. (a)	200	9,080
Teleflex, Inc.	400	20,776
Telephone & Data Systems, Inc.	200	15,390

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
United States (Continued)
Tellabs, Inc. (a)	302	$2,594
Tenet Healthcare Corp. (a)	9,150	100,467
Teradyne, Inc. (a)	2,800	47,796
Texas Instruments, Inc.	28,800	709,056
Textron, Inc.	700	51,660
Tidewater, Inc.	400	14,244
Timberland Co., Class A (a)	100	6,267
Time Warner, Inc. (a)	46,000	894,240
TJX Cos., Inc.	7,700	193,501
Tootsie Roll Industries, Inc.	20	693
Triad Hospitals, Inc. (a)	200	7,442
Triquint Semiconductor, Inc. (a)	600	2,670
TXU Corp.	2,900	187,224
Tyson Foods, Inc., Class A	738	13,579
U.S. Bancorp	24,250	759,510
United Parcel Service, Inc., Class B	7,800	666,588
United Rentals, Inc. (a)	600	11,340
United Technologies Corp.	7,400	764,790
UnitedHealth Group, Inc.	13,127	1,155,570
Unitrin, Inc.	200	9,090
Universal Health Services, Inc., Class B	100	4,450
Unocal Corp.	5,500	237,820
UnumProvident Corp.	3,000	53,820
Valassis Communications, Inc. (a)	200	7,002
Valero Energy Corp.	872	39,589
Valspar Corp.	200	10,002
Varco International, Inc. (a)	200	5,830
Varian Medical Systems, Inc. (a)	200	8,648
Vectren Corp.	100	2,680
VERITAS Software Corp. (a)	4,100	117,055
Verizon Communications, Inc.	39,200	1,587,992
Vertex Pharmaceuticals, Inc. (a)	300	3,171
Viacom, Inc., Class B	32,423	1,179,873
Viad Corp.	100	2,849
Vishay Intertechnology, Inc. (a)	1,100	16,522
Vulcan Materials Co.	1,750	95,568
Wachovia Corp.	20,994	1,104,284
Waddell & Reed Financial, Inc., Class A	400	9,556
Walgreen Co.	10,300	395,211
Wal-Mart Stores, Inc.	46,000	2,429,720
Walt Disney Co.	37,500	1,042,500
Washington Mutual, Inc.	11,500	486,220
Waste Management, Inc.	23,500	703,590
Waters Corp. (a)	400	18,716
Webster Financial Corp.	200	10,128

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
United States (Continued)
WellPoint, Inc. (a)	6,400	$736,000
Wells Fargo & Co.	21,000	1,305,150
Westamerica Bancorporation	100	5,831
Westar Energy, Inc.	600	13,722
Westwood One, Inc. (a)	300	8,079
Weyerhaeuser Co.	3,750	252,075
Whole Foods Market, Inc.	200	19,070
Williams-Sonoma, Inc. (a)	300	10,512
Wilmington Trust Corp.	100	3,615
Wind River Systems, Inc. (a)	600	8,130
Wisconsin Energy Corp.	300	10,113
Wyeth	17,500	745,325
Xcel Energy, Inc.	3,200	58,240
Xerox Corp. (a)	12,000	204,120
Xilinx, Inc.	4,500	133,425
Yahoo!, Inc. (a)	19,600	738,528
Yum! Brands, Inc.	6,900	325,542
Zimmer Holdings, Inc. (a)	4,260	341,311
		138,524,815
Total Common Stocks		307,351,893
Preferred Stocks 1.2%
Brazil 1.1%
Ambev Cia De Bebid	828,000	230,693
Aracruz Celulos, SA	21,000	80,015
Banco Bradesco, SA	9,000	219,646
Banco Itau Holding Financeira	2,042	306,761
Brasil Telecom Participacoes, SA	11,307,000	85,569
Caemi Mineracao e Metalurgica (a)	79,000	67,816
Companhia Energetica de Minas Gerais	4,735,000	115,701
Companhia Vale do Rio Doce	28,000	676,280
Electrobras, SA	5,694,000	84,038
Embratel Participa, SA (a)	10,108,000	21,312
Empresa Brasileira de Aeronautica, SA	17,000	142,093
Gerdau, SA	7,000	125,188
Klabin, SA	29,000	58,961
Petroleo Brasileiro, SA	26,000	951,017
Sadia, SA	23,000	51,785
Sider De Tubarao Npv	692,000	40,775
Tele Centro Oeste	11,586,484	38,084
Tele Norte Leste Participacoes	13,209	220,813
Telesp Celular Participacoes, SA (a)	20,335,000	55,048
Usiminas, SA	5,000	101,562
Votorantim Celulose e Papel, SA	3,940	64,233
		3,737,390

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Germany 0.1%
Porsche, AG	148	$94,119
ProSieben SAT.1 Media, AG	1,047	19,145
Volkswagen, AG	1,347	44,536
		157,800
Thailand 0.0%
Siam Commercial Bank Public Co., Ltd.	44,253	57,488
Total Preferred Stocks		3,952,678
Total Long-Term Investments 92.0% (Cost $229,943,176)		311,304,571

Repurchase Agreement 5.1%
State Street Bank & Trust Co. ($17,297,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.40%, dated 12/31/04, to be sold on 01/03/05 at $17,299,018) (Cost $17,297,000)	17,297,000
Total Investments 97.1% (Cost $247,240,176)	328,601,571
Foreign Currency 1.9% (Cost $5,955,229)	6,330,208
Other Assets in Excess of Liabilities 1.0%	3,350,759
Net Assets 100.0%	$338,282,538

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare dividends.

ADR-American Depositary Receipt

CVA-Certification Van Aandelen

GDR-Global Depositary Receipt

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments n December 31, 2004 (Unaudited) continued

Summary of Long-Term Investments by Industry Classification

Industry	Value	Percent of Net Assets
Diversified Banks	$34,605,992	10.2%
Integrated Oil & Gas	21,557,911	6.4
Pharmaceuticals	18,366,499	5.4
Integrated Telecommunication Services	13,067,781	3.9
Electric Utilities	9,428,106	2.8
Industrial Conglomerates	9,118,016	2.7
Other Diversified Financial Services	8,006,020	2.4
Communications Equipment	7,179,343	2.1
Computer Hardware	6,395,775	1.9
Automobile Manufacturers	6,188,180	1.8
Systems Software	5,568,475	1.6
Oil & Gas Exploration & Production	4,944,299	1.5
Semiconductors	4,981,559	1.5
Wireless Telecommunication Services	4,963,119	1.5
Diversified Metals & Mining	4,223,713	1.3
Packaged Foods	4,298,685	1.3
Movies & Entertainment	4,037,028	1.2
Health Care Equipment	3,577,940	1.1
Household Products	3,709,257	1.1
Investment Banking & Brokerage	3,859,447	1.1
Soft Drinks	3,797,273	1.1
Aerospace & Defense	3,540,151	1.0
Hypermarkets & Super Centers	3,495,473	1.0
Industrial Machinery	3,325,774	1.0
Life & Health Insurance	3,300,118	1.0
Multi-line Insurance	3,475,848	1.0
Data Processing & Outsourcing Services	2,941,599	0.9
Electronic Equipment Manufacturers	3,172,671	0.9
Tobacco	3,159,723	0.9
Consumer Electronics	2,827,824	0.8
Diversified Chemicals	2,708,407	0.8
Gas Utilities	2,603,112	0.8
Managed Health Care	2,643,577	0.8
Railroads	2,663,629	0.8
Real Estate Management & Development	2,582,637	0.8
Thrifts & Mortgage Finance	2,534,542	0.8
Biotechnology	2,522,598	0.7
Multi-Utilities & Unregulated Power	2,453,236	0.7
Property & Casualty	2,305,151	0.7
Publishing	2,483,771	0.7
Steel	2,393,914	0.7
Air Freight & Couriers	1,933,768	0.6
Apparel Retail	1,872,369	0.6
Broadcasting & Cable TV	1,929,615	0.6
Office Electronics	1,932,539	0.6
Paper Products	2,040,209	0.6

Van Kampen Global Equity Allocation Fund

Portfolio of Investments n December 31, 2004 (Unaudited) continued

Summary of Long-Term Investments by Industry Classification (Continued)

Industry	Value	Percent of Net Assets
Regional Banks	$2,118,611	0.6%
Restaurants	1,914,238	0.6
Application Software	1,559,872	0.5
Brewers	1,672,539	0.5
Construction Materials	1,761,594	0.5
Department Stores	1,548,975	0.5
Diversified Commercial Services	1,667,003	0.5
Food Retail	1,846,707	0.5
Home Improvement Retail	1,584,645	0.5
Hotels	1,723,228	0.5
Oil & Gas Equipment & Services	1,776,575	0.5
Personal Products	1,610,485	0.5
Asset Management & Custody Banks	1,327,538	0.4
Building Products	1,471,987	0.4
Commodity Chemicals	1,178,820	0.4
Construction & Engineering	1,451,239	0.4
Construction & Farm Machinery	1,403,003	0.4
Internet Software & Services	1,262,464	0.4
Semiconductor Equipment	1,303,849	0.4
Specialty Chemicals	1,269,460	0.4
Trading Companies & Distributors	1,225,413	0.4
Aluminum	945,345	0.3
Auto Parts & Equipment	1,034,291	0.3
Casinos & Gaming	910,280	0.3
Computer Storage & Peripherals	1,170,111	0.3
Consumer Finance	1,117,160	0.3
Diversified Capital Markets	1,079,854	0.3
Electrical Components & Equipment	1,005,762	0.3
Health Care Services	975,693	0.3
Homebuilding	921,710	0.3
Industrial Gases	1,001,786	0.3
Advertising	792,871	0.2
Apparel & Accessories	814,350	0.2
Distillers & Vintners	791,167	0.2
Drug Retail	704,950	0.2
Electronic Manufacturing Services	559,089	0.2
Environmental Services	717,006	0.2
Fertilizers & Agricultural Chemicals	674,387	0.2
General Merchandise Stores	595,941	0.2
Gold	598,138	0.2
Health Care Distributors	539,076	0.2
Highways & Railtracks	567,371	0.2
Home Entertainment Software	589,647	0.2
Internet Retail	764,100	0.2
IT Consulting & Other Services	723,846	0.2
Marine	604,258	0.2

Van Kampen Global Equity Allocation Fund

Portfolio of Investments n December 31, 2004 (Unaudited) continued

Summary of Long-Term Investments by Industry Classification (Continued)

Industry	Value	Percent of Net Assets
Oil & Gas Drilling	$662,835	0.2%
Oil & Gas Refining & Marketing	617,051	0.2
Real Estate Investment Trusts	559,449	0.2
Specialized Finance	565,486	0.2
Specialty Stores	644,340	0.2
Tires & Rubber	661,594	0.2
Airlines	488,817	0.1
Catalog Retail	406,909	0.1
Commercial Printing	299,623	0.1
Computer & Electronics Retail	264,075	0.1
Employment Services	338,547	0.1
Forest Products	275,254	0.1
Heavy Electrical Equipment	238,123	0.1
Household Appliances	406,668	0.1
Office Services & Supplies	277,445	0.1
Paper Packaging	162,362	0.1
Photographic Products	474,001	0.1
Trucking	200,627	0.1
Water Utilities	340,590	0.1
Agricultural Products	148,174	0.0
Airport Services	98,662	0.0
Alternative Carriers	75,340	0.0
Distributors	59,860	0.0
Footwear	67,983	0.0
Health Care Facilities	141,567	0.0
Health Care Supplies	127,001	0.0
Home Furnishings	23,260	0.0
Housewares & Specialties	2,956	0.0
Insurance Brokers	98,798	0.0
Leisure Facilities	158,926	0.0
Leisure Products	120,303	0.0
Marine Ports & Services	130,164	0.0
Metal & Glass Containers	141,254	0.0
Motorcycle Manufacturers	29,929	0.0
Multi-Sector Holdings	87,482	0.0
Reinsurance	154,136	0.0
Technology Distributors	90,222	0.0
Textile	71,651	0.0
	$311,304,571	92.0%

Van Kampen Global Equity Allocation Fund

Financial Statements

Statement of Assets and Liabilities

December 31, 2004 (Unaudited)

Assets:
Total Investments (Cost $247,240,176)	$328,601,571
Foreign Currency (Cost $5,955,229)	6,330,208
Cash	3,838,421
Receivables:
Dividends	657,495
Fund Shares Sold	487,618
Variation Margin on Futures	80,500
Investments Sold	11,564
Interest	672
Forward Foreign Currency Contracts	314,127
Other	130,899
Total Assets	340,453,075
Liabilities:
Payables:
Fund Shares Repurchased	946,107
Distributor and Affiliates	387,772
Investment Advisory Fee	207,250
Investments Purchased	3,212
Forward Foreign Currency Contracts	34,839
Accrued Expenses	457,674
Directors' Deferred Compensation and Retirement Plans	133,683
Total Liabilities	2,170,537
Net Assets	$338,282,538
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,125,000,000 shares authorized)	$396,739,313
Net Unrealized Appreciation	82,005,892
Accumulated Undistributed Net Investment Income	(182,582)
Accumulated Net Realized Loss	(140,280,085)
Net Assets	$338,282,538
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $185,141,035 and 13,406,032 shares of beneficial interest issued and outstanding)	$13.81
Maximum sales charge (5.75%* of offering price)	.84
Maximum offering price to public	$14.65
Class B Shares:
Net asset value and offering price per share (Based on net assets of $115,256,490 and 8,937,139 shares of beneficial interest issued and outstanding)	$12.90
Class C Shares:
Net asset value and offering price per share (Based on net assets of $37,885,013 and 2,927,662 shares of beneficial interest issued and outstanding)	$12.94

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Statements continued

Statement of Operations

For the Six Months Ended December 31, 2004 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $146,327)	$2,959,475
Interest	74,987
Total Income	3,034,462
Expenses:
Investment Advisory Fee	1,608,296
Shareholder Services	709,547
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $216,958, $191,264 and $183,817, respectively)	592,039
Custody	97,320
Legal	21,744
Directors' Fees and Related Expenses	13,332
Other	260,313
Total Expenses	3,302,591
Expense Fee Reduction ($207,003 Investment Advisory Fee and 169,944 $ Other)	376,947
Less Credits Earned on Cash Balances	1,523
Net Expenses	2,924,121
Net Investment Income	$110,341
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$2,456,736
Futures	1,522,501
Forward Foreign Currency Contracts	1,823,114
Foreign Currency Transactions	64,426
Net Realized Gain	5,866,777
Unrealized Appreciation/Depreciation:
Beginning of the Period	58,538,705
End of the Period:
Investments	81,361,395
Futures	80,500
Forward Foreign Currency Contracts	279,288
Foreign Currency Translation	284,709
82,005,892
Net Unrealized Appreciation During the Period	23,467,187
Net Realized and Unrealized Gain	$29,333,964
Net Increase in Net Assets From Operations	$29,444,305

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Statements continued

Statements of Changes in Net Assets (Unaudited)

	For The Six Months Ended December 31, 2004	For The Year Ended June 30, 2004
From Investment Activities:
Operations:
Net Investment Income	$110,341	$155,606
Net Realized Gain	5,866,777	11,506,632
Net Unrealized Appreciation During the Period	23,467,187	52,204,130
Change in Net Assets from Operations	29,444,305	63,866,368
Distributions from Net Investment Income:
Class A Shares	(329,790)	(1,161,073)
Class B Shares	-0-	-0-
Class C Shares	-0-	-0-
Total Distributions	(329,790)	(1,161,073)
Net Change in Net Assets from Investment Activities	29,114,515	62,705,295
From Capital Transactions:
Proceeds from Shares Sold	23,870,332	155,172,646
Net Asset Value of Shares Issued Through Dividend Reinvestment	316,169	1,110,974
Cost of Shares Repurchased	(50,902,558)	(216,988,935)
Net Change in Net Assets from Capital Transactions	(26,716,057)	(60,705,315)
Total Increase in Net Assets	2,398,458	1,999,980
Net Assets:
Beginning of the Period	335,884,080	333,884,100
End of the Period (Including accumulated undistributed net investment income of ($182,582) and $36,867, respectively)	$338,282,538	$335,884,080

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Six Months Ended December 31,	Year Ended June 30,
	2004	2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$12.60	$10.47	$11.15	$12.61	$17.74	$16.86
Net Investment Income (a)	.01	.02	.05	.01	.07	.02
Net Realized and Unrealized Gain/Loss	1.22	2.19	(.73)	(1.47)	(2.52)	2.09
Total from Investment Operations	1.23	2.21	(.68)	(1.46)	(2.45)	2.11
Less:
Distributions from Net Investment Income	.02	.08	-0-	-0-	-0-	-0-
Distributions from Net Realized Gain	-0-	-0-	-0-	-0-	2.68	1.23
Total Distributions	.02	.08	-0-	-0-	2.68	1.23
Net Asset Value, End of the Period	$13.81	$12.60	$10.47	$11.15	$12.61	$17.74
Total Return* (b)	9.81%**	21.15%	–6.01%	–11.66%	–15.03%	12.83%
Net Assets at End of the Period (In millions)	$185.1	$179.8	$183.1	$215.2	$284.6	$301.9
Ratio of Expenses to Average Net Assets*	1.70%	1.70%	1.70%	1.68%	1.65%	1.70%
Ratio of Net Investment Income to Average Net Assets*	.19%	.20%	.56%	.08%	.43%	.12%
Portfolio Turnover	10%**	35%	47%	30%	58%	99%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.93%	1.88%	1.81%	N/A	N/A	N/A
Ratio of Net Investment Income/Loss to Average Net Assets	(.04%)	.02%	.45%	N/A	N/A	N/A

**  Non-Annualized

(a)  Based upon average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchases. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Six Months Ended December 31,		Year Ended June 30,
	2004		2004		2003		2002	2001	2000
Net Asset Value, Beginning of the Period	$11.75		$9.71		$10.40		$11.84	$16.96	$16.28
Net Investment Income/Loss (a)	.01		-0-	(c)	-0-	(c)	(.08)	(.05)	(.11)
Net Realized and Unrealized Gain/Loss	1.14		2.04		(.69)		(1.36)	(2.39)	2.02
Total from Investment Operations	1.15		2.04		(.69)		(1.44)	(2.44)	1.91
Less Distributions from Net Realized Gain	-0-		-0-		-0-		-0-	2.68	1.23
Net Asset Value, End of the Period	$12.90		$11.75		$9.71		$10.40	$11.84	$16.96
Total Return* (b)	9.79	%** (d)	21.26	% (d)	–6.74	% (d)	–12.25%	–15.73%	12.03%
Net Assets at End of the Period (In millions)	$115.3		$117.7		$110.3		$144.9	$187.1	$252.1
Ratio of Expenses to Average Net Assets*	1.80	% (d)	1.86	% (d)	2.22	% (d)	2.43%	2.40%	2.45%
Ratio of Net Investment Income/Loss to Average Net Assets*	.09	% (d)	.04	% (d)	.03	% (d)	(.69%)	(.32%)	(.65%)
Portfolio Turnover	10	%**	35%		47%		30%	58%	99%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.03	% (d)	2.04	% (d)	2.33	% (d)	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(.14	%) (d)	(.14	%) (d)	(.08	%) (d)	N/A	N/A	N/A

**  Non-Annualized

(a)  Based upon average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $.01.

(d)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Six Months Ended December 31,	Year Ended June 30,
	2004	2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$11.83	$9.84	$10.55	$12.02	$17.16	$16.46
Net Investment Loss (a)	(.03)	(.06)	(.02)	(.08)	(.05)	(.11)
Net Realized and Unrealized Gain/Loss	1.14	2.05	(.69)	(1.39)	(2.41)	2.04
Total from Investment Operations	1.11	1.99	(.71)	(1.47)	(2.46)	1.93
Less Distributions from Net Realized Gain	-0-	-0-	-0-	-0-	2.68	1.23
Net Asset Value, End of the Period	$12.94	$11.83	$9.84	$10.55	$12.02	$17.16
Total Return* (b)	9.38%**	20.22%	–6.73%	–12.23%	–15.65%	12.02%
Net Assets at End of the Period (In millions)	$37.9	$38.4	$40.5	$55.6	$77.0	$104.7
Ratio of Expenses to Average Net Assets*	2.45%	2.45%	2.45%	2.43%	2.40%	2.45%
Ratio of Net Investment Loss to Average Net Assets*	(.56%)	(.58%)	(.20%)	(.69%)	(.32%)	(.66%)
Portfolio Turnover	10%**	35%	47%	30%	58%	99%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.68%	2.63%	2.56%	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(.79%)	(.76%)	(.31%)	N/A	N/A	N/A

**  Non-Annualized

(a)  Based upon average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited)

1.  Significant Accounting Policies

The Van Kampen Global Equity Allocation Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index. The Fund commenced operations on January 4, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. The Fund registered Class I Shares on October 29, 2004. There were no sales of Class I Shares for the period ended December 31, 2004.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser'') or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to Regulated Investment Companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $140,075,102, which will expire according to the following schedule:

Amount	Expiration
$10,983,398	June 30, 2009
22,796,845	June 30, 2010
80,024,796	June 30, 2011
26,270,063	June 30, 2012

At December 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$252,573,622
Gross tax unrealized appreciation	$85,875,128
Gross tax unrealized depreciation	(9,847,179)
Net tax unrealized appreciation on investments	$76,027,949

E.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of future gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

The tax character of distributions paid during the year ended June 30, 2004 was as follows:

2004
Distributions paid from:
Ordinary income	$1,161,073
Long-term capital gain	-
Return of Capital	-
$1,161,073

As of June 30, 2004, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$329,199

Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

F.  Expense Reductions During the six months ended December 31, 2004, the Fund's custody fee was reduced by $1,523 as a result of credits earned on cash balances.

G.  Foreign Currency Translation and Foreign Investments The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $750 million	1.00%
Next $500 million	0.95%
Over $1.25 billion	0.90%

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

For the six months ended December 31, 2004, the Adviser waived approximately $207,000 of its advisory fees. The Adviser has agreed to waive all expenses in excess of 1.70% of Class A average net assets, 2.45% of Class B average net assets, and 2.45% of Class C average net assets. This waiver is voluntary and can be discontinued at any time. This resulted in net expense ratios of 1.70%, 1.80% and 2.45% for Classes A, B and C Shares, respectively.

For the six months ended December 31, 2004, the Fund recognized expenses of approximately $9,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2004, the Fund recognized expenses of approximately $25,700, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2004, the Fund recognized expenses of approximately $564,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

The Adviser had voluntarily agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the four months ended October 31, 2004, the Adviser reimbursed approximately $169,900 of these fees. Effective November 1, 2004, this reimbursement was discontinued.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $83,891 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

3.  Capital Transactions

At December 31, 2004, capital aggregated $203,021,591, $150,839,886 and $42,877,836 for Classes A, B, and C, respectively. For the six months ended December 31, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	1,178,546	$14,987,325
Class B	660,301	7,811,082
Class C	88,586	1,071,925
Total Sales	1,927,433	$23,870,332
Dividend Reinvestment:
Class A	23,790	$316,169
Class B	-0-	-0-
Class C	-0-	-0-
Total Dividend Reinvestment	23,790	$316,169
Repurchases:
Class A	(2,066,787)	$(25,901,727)
Class B	(1,741,575)	(20,204,757)
Class C	(403,577)	(4,796,074)
Total Repurchases	(4,211,939)	$(50,902,558)

At June 30, 2004, capital aggregated $213,619,824, $163,233,561 and $46,601,985 for Classes A, B, and C, respectively. For the year ended June 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	12,284,162	$135,534,678
Class B	1,519,709	17,121,266
Class C	223,721	2,516,702
Total Sales	14,027,592	$155,172,646
Dividend Reinvestment:
Class A	94,151	$1,110,974
Class B	-0-	-0-
Class C	-0-	-0-
Total Dividend Reinvestment	94,151	$1,110,974
Repurchases:
Class A	(15,595,966)	$(173,515,944)
Class B	(2,853,675)	(31,085,331)
Class C	(1,101,198)	(12,387,660)
Total Repurchases	(19,550,839)	$(216,988,935)

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2004 and the year ended June 30, 2004, 307,184 and 288,353 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	5.00%	1.00%
Second	4.00%	None
Third	3.00%	None
Fourth	2.50%	None
Fifth	1.50%	None
Sixth and Thereafter	None	None

For the six months ended December 31, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $25,200 and CDSC on redeemed shares of approximately $66,200. Sales charges do not represent expenses of the Fund.

4.  Redemption Fee

Effective January 1, 2004, the Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund. For the six months ended December 31, 2004, the Fund received redemption fees of approximately $1,157, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $31,462,550 and $61,598,093, respectively.

6.  Distribution and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

Annual fees under the Plans of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable'') was approximately $0 and $361,400 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

Included in the fees for the six months ended December 31, 2004, are payments retained by Van Kampen of approximately $199,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $41,200.

7.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

A.  Forward Foreign Currency Contracts These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

At December 31, 2004, the Fund had outstanding forward foreign currency contracts as follows:

	Current Value	Unrealized Appreciation/ Depreciation
Long Contracts
Euro, 4,000,224 expiring 03/16/05	$5,422,633	$99,934
Euro, 1,064,695 expiring 03/16/05	1,443,282	25,608
Euro, 10,609,455 expiring 03/16/05	14,381,987	265,578
Japanese Yen, 1,095,840,876 expiring 01/20/05	10,677,343	564,350
		955,470
Short Contracts
Euro, 915,800 expiring 03/16/05	1,241,442	(22,490)
Euro, 600,000 expiring 03/16/05	813,349	(12,349)
Japanese Yen, 1,095,840,876 expiring 01/20/05	10,677,343	(641,343)
		(676,182)
		$279,288

B.  Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of equity indices and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

Transactions in futures contracts for the six months ended December 31, 2004, were as follows:

Contracts
Outstanding at June 30, 2004	291
Futures Opened	869
Futures Closed	(876)
Outstanding at December 31, 2004	284

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

The futures contracts outstanding as of December 31, 2004, and the descriptions and the unrealized appreciation/depreciation are as follows:

	Contracts	Unrealized Appreciation/ Depreciation
Long Contracts
CAC 40 10 Euro Index-January 2005 (Current Notional Value of $51,688 per contract)	155	$(1,013)
DAX Index-March 2005 (Current Notional Value of $144,661 per contract)	84	47,660
Hang Seng Stock Index-January 2005 (Current Notional Value of $91,483 per contract)	37	7,093
S&P 500 Index-March 2005 (Current Notional Value of $303,425 per contract)	8	26,760
	284	$80,500

8.  Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff has sought leave to file a second amended derivative complaint that alleges that the adviser permitted of recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, the parties have agreed that plaintiff's proposed second amended derivative complaint would be withdrawn and that the allegations regarding market timing and late trading asserted therein

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

would be filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

The Adviser and Van Kampen Series Fund, Inc. are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to longterm shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

9.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Van Kampen Global Equity Allocation Fund

Board of Directors and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Mitchell M. Merin *

Jack E. Nelson

Richard F. Powers, III *

Hugo F. Sonnenschein

Wayne W. Whalen * – Chairman

Suzanne H. Woolsey

Investment Adviser

Van Kampen Asset Management
1221 Avenue of the Americas
New York, New York 10020

Distributor

Van Kampen Funds Inc.
1221 Avenue of the Americas
New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 947
Jersey City, New Jersey 07303-0947

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
180 N. Stetson Avenue
Chicago, IL 60601

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Your Notes

Your Notes

Your Notes

Van Kampen

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

(continued on back)

Van Kampen

An Important Notice Concerning Our U.S. Privacy Policy continued

your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.

1 Parkview Plaza, P.O. Box 5555

Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright ©2004 Van Kampen Funds Inc. All rights reserved.

Member NASD/SIPC. 450, 550, 650

MSGE SAR 3/05  RN05-

Van Kampen

Global Franchise Fund

SEMIANNUAL REPORT

December 31, 2004

Enjoy Life's True Wealth

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Global Franchise Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2004.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 12/31/04

Average Annual Total Returns

	A Shares since 9/25/98		B Shares since 9/25/98		C Shares since 9/25/98
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge
Since Inception	16.23%	15.14%	15.33%	15.33%	15.47%	15.47%
5-year	14.30	12.96	13.40	13.22	13.42	13.42
1-year	13.03	6.54	12.15	7.15	12.20	11.20
6-month	7.55	1.39	7.11	2.11	7.14	6.14

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

MSCI World Index with net dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe, and Asia. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

1

Fund Report

for the 6-month period ended December 31, 2004

Van Kampen Global Franchise Fund is managed by the Global Franchise team.1 Current team members include Hassan Elmasry, Managing Director; Ewa Borowska, Executive Director; Paras Dodhia, Vice President; and Jason Vowles, Senior Associate.

Market Conditions

During the second half of 2004, global equities faced many challenges. Among these was the soaring price of oil, which reached $55 per barrel in mid-October after trading at $30 just one year earlier. The interest rate backdrop was also potentially problematic, as the U.S. Federal Reserve boosted short-term rates by a quarter point on four separate occasions between June and year-end. In addition, geopolitical concerns remained as investors weighed the changing outlook for the U.S. presidential election and the war in Iraq.

Despite these factors, the global stock markets produced gains during the period. In a period marked by record high oil prices, it is no surprise that the market was driven by positive performance among utility, energy and industrial companies-sectors in which the Global Franchise Fund did not invest. Laggards included information technology as well as two sectors well represented in the fund, health care and consumer staples.

Performance Analysis

For the six-month period ended December 31, 2004, Van Kampen Global Franchise Fund provided a total return of 7.55% (Class A shares, assuming no front-end sales charge was paid). World stock markets were up generally, as reflected in the 10.82% return for the benchmark, the MSCI World Index with Net Dividends for the same period.

Total return for the six-month period ended December 31, 2004

Class A	Class B	Class C	MSCI World Index with Net Dividends
7.55%	7.11%	7.14%	10.82%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance.

1Team members may change at any time without notice.

2

During the period, we continued to adhere to the fund's buy-and-hold approach, with additions to or subtractions from the portfolio being driven by changes in the investment case for securities in our investment universe. In this vein, in the third quarter, we sold the fund's Campari holdings and used the profits to add to the fund's positions in Swedish Match and Altadis. In the fourth quarter, consistent with the fund's investment philosophy and valuation discipline, we sold the fund's stake in Fortune Brands. The fund first initiated a position in Fortune Brands in July 1999. At the time, it offered a free cash flow yield in excess of 8%. When we sold in December, the free cash flow yield was below 5%.

During the fourth quarter we added to the fund's Merck position. Although it is not easy to quantify the prospective legal liabilities with Vioxx, we believe Merck continues to have a healthy balance sheet. We believe that Merck offers both a resilient franchise and good value. We are confident in the company's long-term prospects, and believe that the market is not giving the company credit for both its new drug pipeline and financial strength.

An additional source of volatility came from our tobacco stocks with U.S. exposure. The Department of Justice case against a number of tobacco companies is likely to continue influencing prices in the short and medium term. In comparison, Swedish Match, Imperial Tobacco and-especially-Altadis performed very well, demonstrating a decoupling within the tobacco sector between non-U.S. companies and those with U.S. sales. We continue to believe in the fundamentals of the companies held by the fund, and would suggest that the market has been over-reacting to the headlines regarding U.S. litigation.

Going forward, we will continue to seek to deliver attractive returns while striving to minimize business risk and valuation risk.

We remain committed to the Global Franchise philosophy of seeking exceptional quality at compelling value. We continue to seek investment opportunities in companies with what we view as strong business franchises protected by a dominant intangible asset. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield.

There is no guarantee that any securities will continue to perform well or be held by the fund in the future.

3

Top 10 Holdings as of 12/31/04
British American Tobacco plc	7.8%
Cadbury Schweppes plc	6.5
Kone Oyj, Class B	5.6
Reckitt Benckiser plc	5.1
Allied Domecq plc	4.7
Swedish Match AB	4.7
Altria Group, Inc.	4.6
Nestle, SA (Registered)	4.6
Groupe Danone	4.5
Diageo plc	4.4
Summary of Investments by Country Classification as of 12/31/04
United Kingdom	40.9%
United States	18.2
Switzerland	8.2
Netherlands	7.0
France	6.9
Finland	5.7
Spain	4.8
Sweden	4.7
Canada	2.4
Total Long-Term Investments	98.8%
Short-Term Investments	2.5
Liabilities in Excess of Other Assets	(1.3)
Total Net Assets	100.0%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102. You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

5

Proxy Voting Policies and Procedures and Proxy Voting Record

The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/01/04 - 12/31/04.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/04	12/31/04	7/1/04-12/31/04
Class A
Actual	$1,000.00	$1,075.55	$6.38
Hypothetical (5% annual return before expenses)	1,000.00	1,027.14	6.21
Class B
Actual	1,000.00	1,071.05	10.34
Hypothetical (5% annual return before expenses)	1,000.00	1,030.74	10.06
Class C
Actual	1,000.00	1,071.43	10.34
Hypothetical (5% annual return before expenses)	1,000.00	1,000.00	9.98

*  Expenses are equal to the Fund's annualized expense ratio of 1.22%, 1.98%, and 1.98% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by184/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

7

Van Kampen Global Franchise Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited)

Description	Number of Shares	Value
Common Stocks 98.8%
Canada 2.4%
Torstar Corp., Class B	2,557,217	$46,876,452
Finland 5.7%
Kone Oyj, Class B	1,442,181	111,521,527
France 6.9%
Groupe Danone	960,422	88,395,561
Sanofi-Aventis, SA	605,103	48,193,174
		136,588,735
Netherlands 7.0%
Reed Elsevier NV	4,044,665	54,949,328
Royal Numico NV (a)	1,918,570	68,943,574
Wolters Kluwer NV	707,233	14,148,875
		138,041,777
Spain 4.8%
Altadis, SA	1,422,547	64,934,488
Zardoya Otis S.A.	1,201,305	30,704,645
		95,639,133
Sweden 4.7%
Swedish Match AB	7,970,317	92,160,381
Switzerland 8.2%
Nestle, SA (Registered)	345,232	89,994,760
Novartis AG	1,450,685	72,836,145
		162,830,905
United Kingdom 40.9%
Allied Domecq plc	9,484,723	93,255,345
British American Tobacco plc	8,975,612	154,393,938
Cadbury Schweppes plc	13,757,322	127,881,393
Capital Radio plc	2,522,883	21,275,585
Diageo plc	6,036,205	85,957,645
GlaxoSmithKline plc	3,607,288	84,485,804
Imperial Tobacco Group plc	2,670,618	73,041,126
Reckitt Benckiser plc	3,365,798	101,537,038
SMG plc	13,249,961	27,109,044
WPP Group plc	3,575,627	39,267,979
		808,204,897
United States 18.2%
Altria Group, Inc.	1,478,415	90,331,157
Bristol-Myers Squibb Co.	2,146,826	55,001,682
Brown-Forman Corp., Class B	459,401	22,363,641
Kimberly-Clark Corp.	739,104	48,640,434

See Notes to Financial Statements

8

Van Kampen Global Franchise Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
United States (Continued)
Merck & Co., Inc.	2,276,266	$73,159,189
Neenah Paper, Inc.	22,397	730,142
New York Times Co., Class A	1,716,114	70,017,451
		360,243,696
Total Long-Term Investments 98.8% (Cost $1,576,827,083)		1,952,107,503

Repurchase Agreement 2.5%
State Street Bank & Trust Co. ($48,591,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.40%, dated 12/31/04, to be sold on 01/03/05 at $48,596,669) (Cost $48,591,000)	48,591,000
Total Investments 101.3% (Cost $1,625,418,083)	2,000,698,503
Foreign Currency 0.0% (Cost $329,978)	332,109
Liabilities in Excess of Other Assets (1.3%)	(25,125,541)
Net Assets 100.0%	$1,975,905,071

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements

9

Van Kampen Global Franchise Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Summary of Long-Term Investments by Industry Classification

Industry	Value	Percent of Net Assets
Tobacco	$474,861,089	24.0%
Packaged Foods	375,215,288	19.0
Pharmaceuticals	333,675,994	16.9
Distillers & Vintners	201,576,631	10.2
Publishing	185,992,106	9.4
Household Products	150,177,473	7.6
Industrial Machinery	142,226,173	7.2
Broadcasting & Cable TV	48,384,628	2.4
Advertising	39,267,979	2.0
Paper Products	730,142	0.1
	$1,952,107,503	98.8%

10

Van Kampen Global Franchise Fund

Financial Statements

Statement of Assets and Liabilities

December 31, 2004 (Unaudited)

Assets:
Total Investments (Cost $1,625,418,083)	$2,000,698,503
Foreign Currency (Cost $329,978)	332,109
Cash	703
Receivables:
Dividends	4,064,424
Fund Shares Sold	2,168,465
Interest	1,890
Other	64,367
Total Assets	2,007,330,461
Liabilities:
Payables:
Fund Shares Repurchased	2,602,825
Investment Advisory Fee	1,216,410
Distributor and Affiliates	1,155,204
Investments Purchased	651,645
Forward Foreign Currency Contracts	25,503,559
Accrued Expenses	214,427
Directors' Deferred Compensation and Retirement Plans	81,320
Total Liabilities	31,425,390
Net Assets	$1,975,905,071
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,125,000,000 shares authorized)	$1,615,939,683
Net Unrealized Appreciation	349,863,493
Accumulated Net Realized Gain	19,308,754
Accumulated Undistributed Net Investment Income	(9,206,859)
Net Assets	$1,975,905,071
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $1,207,928,308 and 53,981,699 shares of beneficial interest issued and outstanding)	$22.38
Maximum sales charge (5.75% of offering price)	1.37
Maximum offering price to public	$23.75
Class B Shares:
Net asset value and offering price per share (Based on net assets of $452,609,201 and 20,666,457 shares of beneficial interest issued and outstanding)	$21.90
Class C Shares:
Net asset value and offering price per share (Based on net assets of $315,367,562 and 14,278,677 shares of beneficial interest issued and outstanding)	$22.09

See Notes to Financial Statements

11

Van Kampen Global Franchise Fund

Financial Statements continued

Statement of Operations

For the Six Months Ended December 31, 2004 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $1,329,375)	$16,016,057
Interest	411,894
Total Income	16,427,951
Expenses:
Investment Advisory Fee	6,568,563
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $1,337,625, $2,066,582 and $1,426,342, respectively)	4,830,549
Shareholder Services	1,434,386
Custody	157,949
Legal	58,250
Directors' Fees and Related Expenses	16,006
Other	413,710
Total Expenses	13,479,413
Less Credits Earned on Cash Balances	18,735
Net Expenses	13,460,678
Net Investment Income	$2,967,273
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$25,464,483
Forward Foreign Currency Contracts	3,080,184
Foreign Currency Transactions	(541,976)
Net Realized Gain	28,002,691
Unrealized Appreciation/Depreciation:
Beginning of the Period	235,838,830
End of the Period:
Investments	375,280,420
Foreign Currency Translation	86,632
Forward Foreign Currency Contracts	(25,503,559)
349,863,493
Net Unrealized Appreciation During the Period	114,024,663
Net Realized and Unrealized Gain	$142,027,354
Net Increase in Net Assets From Operations	$144,994,627

See Notes to Financial Statements

12

Van Kampen Global Franchise Fund

Financial Statements continued

Statements of Changes in Net Assets (Unaudited)

	For The Six Months Ended December 31, 2004	For The Year Ended June 30, 2004
From Investment Activities:
Operations:
Net Investment Income	$2,967,273	$10,855,470
Net Realized Gain/Loss	28,002,691	(5,051,422)
Net Unrealized Appreciation During the Period	114,024,663	201,001,354
Change in Net Assets from Operations	144,994,627	206,805,402
Distributions from Net Investment Income:
Class A Shares	-0-	(1,678,293)
Class B Shares	-0-	-0-
Class C Shares	-0-	-0-
	-0-	(1,678,293)
Distributions from Net Realized Gain:
Class A Shares	(12,855,954)	-0-
Class B Shares	(4,931,370)	-0-
Class C Shares	(3,408,004)	-0-
	(21,195,328)	-0-
Total Distributions	(21,195,328)	(1,678,293)
Net Change in Net Assets from Investment Activities	123,799,299	205,127,109
From Capital Transactions:
Proceeds from Shares Sold	409,330,590	921,849,071
Net Asset Value of Shares Issued Through Dividend Reinvestment	19,366,290	1,565,137
Cost of Shares Repurchased	(122,895,560)	(279,230,496)
Net Change in Net Assets from Capital Transactions	305,801,320	644,183,712
Total Increase in Net Assets	429,600,619	849,310,821
Net Assets:
Beginning of the Period	1,546,304,452	696,993,631
End of the Period (Including accumulated undistributed net investment income of ($9,206,859) and ($12,174,132), respectively)	$1,975,905,071	$1,546,304,452

See Notes to Financial Statements

13

Van Kampen Global Franchise Fund

Financial Highlights (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Six Months Ended December 31,		Year Ended June 30,
	2004		2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$21.04		$16.96	$17.23	$14.91	$13.78	$11.98
Net Investment Income	.07	(a)	.27 (a)	.22 (a)	.12 (a)	.15 (a)	.08 (a)
Net Realized and Unrealized Gain/Loss	1.51		3.87	(.49)	2.31	1.89	2.22
Total from Investment Operations	1.58		4.14	(.27)	2.43	2.04	2.30
Less:
Distributions from Net Investment Income	-0-		.06	-0-	.11	.21	.32
Distributions from Net Realized Gain	.24		-0-	-0- (c)	-0-	.70	.18
Total Distributions	.24		.06	-0- (c)	.11	.91	.50
Net Asset Value, End of the Period	$22.38		$21.04	$16.96	$17.23	$14.91	$13.78
Total Return* (b)	7.55	%**	24.38%	–1.49%	16.45%	15.13%	19.83%
Net Assets at End of the Period (In millions)	$1,207.9		$913.6	$365.0	$139.3	$15.8	$1.9
Ratio of Expenses to Average Net Assets*	1.22%		1.51%	1.62%	1.80%	1.80%	1.80%
Ratio of Net Investment Income to Average Net Assets*	.63%		1.41%	1.40%	.73%	1.04%	.70%
Portfolio Turnover	10	%**	10%	24%	21%	8%	29%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	N/A		N/A	N/A	1.80%	2.76%	7.17%
Ratio of Net Investment Income/Loss to Average Net Assets (d)	N/A		N/A	N/A	.73%	.09%	(4.67%)

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $0.01 per share.

(d)  For the year ended June 30, 2002, the impact on the Ratios of Expenses and Net Investment Income/Loss to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

N/A=Not Applicable

See Notes to Financial Statements

14

Van Kampen Global Franchise Fund

Financial Highlights (Unaudited) (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Six Months Ended December 31,		Year Ended June 30,
	2004		2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$20.68		$16.74	$17.14	$14.84	$13.73	$11.92
Net Investment Income/Loss	(.01	)(a)	.11 (a)	.11 (a)	.01 (a)	.05 (a)	(.01	)(a)
Net Realized and Unrealized Gain/Loss	1.47		3.83	(.51)	2.29	1.85	2.22
Total from Investment Operations	1.46		3.94	(.40)	2.30	1.90	2.21
Less:
Distributions from Net Investment Income	-0-		-0-	-0-	-0- (c)	.09	.22
Distributions from Net Realized Gain	.24		-0-	-0- (c)	-0-	.70	.18
Total Distributions	.24		-0-	-0- (c)	-0- (c)	.79	.40
Net Asset Value, End of the Period	$21.90		$20.68	$16.74	$17.14	$14.84	$13.73
Total Return* (b)	7.11	%**	23.46%	–2.25%	15.53%	14.16%	19.09%
Net Assets at End of the Period (In millions)	$452.6		$378.2	$207.6	$80.5	$7.1	$2.0
Ratio of Expenses to Average Net Assets*	1.98%		2.26%	2.38%	2.55%	2.55%	2.55%
Ratio of Net Investment Income/Loss to Average Net Assets*	(.12%)		.59%	.70%	.05%	.34%	(.04%)
Portfolio Turnover	10	%**	10%	24%	21%	8%	29%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	N/A		N/A	N/A	2.55%	3.82%	8.17%
Ratio of Net Investment Income/Loss to Average Net Assets (d)	N/A		N/A	N/A	.05%	(.93%)	(5.93%)

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $0.01 per share.

(d)  For the year ended June 30, 2002, the impact on the Ratios of Expenses and Net Investment Income/Loss to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

N/A=Not Applicable

See Notes to Financial Statements

15

Van Kampen Global Franchise Fund

Financial Highlights (Unaudited) (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Six Months Ended December 31,		Year Ended June 30,
	2004		2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$20.85		$16.88	$17.28	$14.96	$13.83	$12.02
Net Investment Income/Loss	(.01	)(a)	.12 (a)	.11 (a)	.01 (a)	.05 (a)	-0-	(a) (c)
Net Realized and Unrealized Gain/Loss	1.49		3.85	(.51)	2.31	1.87	2.21
Total from Investment Operations	1.48		3.97	(.40)	2.32	1.92	2.21
Less:
Distributions from Net Investment Income	-0-		-0-	-0-	-0- (c)	.09	.22
Distributions from Net Realized Gain	.24		-0-	-0- (c)	-0-	.70	.18
Total Distributions	.24		-0-	-0- (c)	-0- (c)	.79	.40
Net Asset Value, End of the Period	$22.09		$20.85	$16.88	$17.28	$14.96	$13.83
Total Return* (b)	7.14	%**	23.45%	–2.24%	15.53%	14.19%	18.92%
Net Assets at End of the Period (In millions)	$315.4		$254.6	$124.4	$47.2	$5.3	$1.8
Ratio of Expenses to Average Net Assets*	1.98%		2.26%	2.38%	2.55%	2.55%	2.55%
Ratio of Net Investment Income/Loss to Average Net Assets*	(.12%)		.62%	.73%	.04%	.34%	(.02%)
Portfolio Turnover	10	%**	10%	24%	21%	8%	29%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	N/A		N/A	N/A	2.55%	3.84%	7.15%
Ratio of Net Investment Income/Loss to Average Net Assets (d)	N/A		N/A	N/A	.04%	(.95%)	(4.59%)

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $0.01 per share.

(d)  For the year ended June 30, 2002, the impact on the Ratios of Expenses and Net Investment Income/Loss to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

N/A=Not Applicable

See Notes to Financial Statements

16

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited)

1.  Significant Accounting Policies

The Van Kampen Global Franchise Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgement of the Fund's investment adviser, have resilient business franchises and growth potential. The Fund commenced operations on September 25, 1998.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing price of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

17

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At December 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$1,627,615,399
Gross tax unrealized appreciation	$402,442,914
Gross tax unrealized depreciation	(29,359,810)
Net tax unrealized appreciation on investments	$373,083,104

E.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the year ended June 30, 2004 was as follows:

2004
Distributions paid from:
Ordinary income	$4,722,264
Long-term capital gain	-0-
$4,722,264

As of June 30, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$9,752,648
Undistributed long-term capital gain	7,640,859

Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

18

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

F.  Expense Reductions During the six months ended December 31, 2004, the Fund's custody fee was reduced by $18,735 as a result of credits earned on cash balances.

G.  Foreign Currency Translation and Foreign Investments The Fund may enter into forward foreign currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	.80%
Next $500 million	.75%
Over $1 billion	.70%

The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Limited (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

For the six months ended December 31, 2004, the Fund recognized expenses of approximately $27,700, representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom LLP, counsel to the Fund, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2004, the Fund recognized expenses of approximately $63,400, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

19

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2004, the Fund recognized expenses of approximately $1,256,600 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

The Adviser had voluntarily agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. Effective November 1, 2004, this reimbursement was discontinued.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $43,543 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3.  Capital Transactions

At December 31, 2004, capital aggregated $1,000,285,016, $359,695,643 and $255,959,024 for Classes A, B, and C, respectively. For the six months ended December 31, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	13,976,004	$286,596,977
Class B	3,303,107	66,431,000
Class C	2,774,685	56,302,613
Total Sales	20,053,796	$409,330,590
Dividend Reinvestment:
Class A	558,676	$12,061,807
Class B	215,035	4,545,761
Class C	129,396	2,758,722
Total Dividend Reinvestment	903,107	$19,366,290
Repurchases:
Class A	(3,969,929)	$(82,466,544)
Class B	(1,140,495)	(23,227,032)
Class C	(834,552)	(17,201,984)
Total Repurchases	(5,944,976)	$(122,895,560)

20

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

At June 30, 2004, capital aggregated $784,092,776, $311,945,914 and $214,099,673 for Classes A, B, and C, respectively. For the year ended June 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	33,608,494	$647,602,615
Class B	7,612,097	146,142,189
Class C	6,560,252	128,104,267
Total Sales	47,780,843	$921,849,071
Dividend Reinvestment:
Class A	81,348	$1,565,137
Class B	-0-	-0-
Class C	-0-	-0-
Total Dividend Reinvestment	81,348	$1,565,137
Repurchases:
Class A	(11,792,059)	$(214,508,801)
Class B	(1,720,530)	(32,211,147)
Class C	(1,722,551)	(32,510,548)
Total Repurchases	(15,235,140)	$(279,230,496)

Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2004 and the year ended June 30, 2004, 72,606 and 35,677 Class B Shares converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	5.00%	1.00%
Second	4.00%	None
Third	3.00%	None
Fourth	2.50%	None
Fifth	1.50%	None
Thereafter	None	None

For the six months ended December 31, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $837,900 and CDSC

21

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

on redeemed shares of approximately $405,500. Sales charges do not represent expenses of the Fund.

4.  Redemption Fee

Effective January 1, 2004, the Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund. For the six months ended December 31, 2004, the Fund received redemption fees of approximately $77,700, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $451,304,430 and $92,761,091, respectively.

6.  Distribution and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

Annual fees under the Plans of up to 0.25% of Class A average daily net assets and up to 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $9,210,000 and $581,700 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

Included in the fees for the six months ended December 31, 2004 are payments retained by Van Kampen of approximately $2,312,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $275,000.

7.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

22

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At December 31, 2004, the Fund had outstanding forward foreign currency contracts as follows:

	Current Value	Unrealized Appreciation/ Depreciation
Short Contracts:
British Pound, 196,000,000 expiring 1/21/05	$375,103,467	$(25,503,559)

8.  Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff has sought leave to file a second amended derivative compliant that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, the parties have agreed that plaintiff's proposed second amended derivative complaint would be withdrawn and that the allegations regarding market timing and late trading asserted therein would be filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

23

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

The Adviser and Van Kampen Series Fund, Inc. are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters

9.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

24

Van Kampen Global Franchise Fund

Board of Directors and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Mitchell M. Merin*

Jack E. Nelson

Richard F. Powers, III*

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Investment Adviser

Van Kampen Asset Management
1221 Avenue of the Americas
New York, New York 10020

Investment Subadviser

Morgan Stanley Investment
Management Limited
25 Cabot Square
Canary Wharf
London, United Kingdom E14 4QA

Distributor

Van Kampen Funds Inc.
1221 Avenue of the Americas
New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 947
Jersey City, New Jersey 07303-0947

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
180 N. Stetson Avenue
Chicago, IL 60601

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

25

Your Notes

Your Notes

Your Notes

Van Kampen

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

(continued on back)

Van Kampen

An Important Notice Concerning Our U.S. Privacy Policy continued

your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.

1 Parkview Plaza, P.O. Box 5555

Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright ©2004 Van Kampen Funds Inc. All rights reserved.

Member NASD/SIPC. 475, 575, 675

GLF SAR 2/05  RN05-00204P-Y12/04

Van Kampen

Global Value
Equity Fund

SEMIANNUAL REPORT

December 31, 2004

Enjoy Life's True Wealth

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Global Value Equity Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2004.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 12/31/04

Average Annual Total Returns

	A Shares since 10/29/97		B Shares since 10/29/97		C Shares since 10/29/97
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge
Since Inception	4.76%	3.90%	4.03%	4.03%	4.06%	4.06%
5-year	3.71	2.48	2.98	2.71	3.07	3.07
1-year	13.04	6.51	12.14	7.14	12.20	11.20
6-month	8.60	2.38	8.26	3.26	8.23	7.23

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

MSCI World Index with Net Dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe, and Asia. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

1

Fund Report

For the six-month period ending December 31, 2004

Van Kampen Global Value Equity Fund is managed by the Advisers Global Value team.1 Current members include Frances Campion, Managing Director; Paul Boyne, Executive Director; and Martin Moorman, Vice President;.

Market Conditions

Global equity markets were generally strong over the six months ended December 31, 2004. One source of fuel for this rally was continued growth in the U.S. economy, though the expansion was slower than it had been in previous months. The uncontested end to the U.S. presidential election also alleviated concerns that there would be a repeat of 2000's election controversy. Although rising oil prices did cause anxiety in the market over the second half of 2004, their rapid decline in December sparked an equity rally that month.

Among the major factors offsetting these positive trends was slower growth in China, as interest rates rose there for the first time in nearly a decade. The slowdown in China and elsewhere had a ripple effect; coupled with the increase in oil prices over much of the period, it weighed on industrial production and consumer confidence in Japan's economy. Slack consumer spending was an issue in Europe as well, though exports helped to buoy a modest recovery there. Data toward the end of the period suggested that European exports had also begun to slow, however, due in large part to the weakening of the U.S. dollar and reciprocal strength in the euro.

Performance Analysis

Van Kampen Global Value Equity Fund's 8.60 percent gain (Class A shares, assuming no front-end sales charge was paid) for the six-month period ended

Total return for the six-month period ended December 31, 2004

Class A	Class B	Class C	MSCI World Index with Net Dividends
8.60%	8.26%	8.23%	10.82%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. See Performance Summary for additional performance information.

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance.

1Team members may change at any time without notice.

2

December 31, 2004, underperformed that of its benchmark, the MSCI World Index with Net Dividends, which returned 10.82 percent for the same period.

The fund's underperformance was due principally to several lagging positions in the financial, consumer discretionary and industrial sectors. A number of the fund's insurance holdings, including European insurer Converium and U.S. life insurer St. Paul Travelers, were especially weak. Converium suffered after additional costs related to its U.S. liability business forced the company to lower its expected earnings for the coming years. Shares of St. Paul Travelers came under pressure when New York Attorney General Eliot Spitzer's investigations raised uncertainties for the insurance industry. The fund's overall underweighting in financials relative to the MSCI World Index with Net Dividends was also a detriment, as the sector was a top performer over the period.

Within the consumer discretionary sector, a number of media companies such as the New York Times Company and Reed Elsevier were also a hindrance. Although the fund's industrial stocks did provide some gains, many significantly underperformed others within the sector and ultimately led stock selection there to be a drag on the fund's performance. The portfolio was hurt by holding Emerson Electric, for example, instead of the less attractively valued General Electric, an especially strong performer within the sector for the period.

Other positions were more positive for the fund. Stock selection in the health care sector, especially pharmaceutical holdings such as GlaxoSmithKlein, Wyeth and Takeda Pharmaceuticals, benefited the fund's performance. Stock selection in utilities and among consumer staples such as Altria, Imperial Tobacco, Fosters and Allied Domecq also made positive contributions to the fund's performance over the reporting period.

There is no guarantee that any securities will continue to perform well or be held by the fund in the future.

3

Top 10 Holdings as of 12/31/04
GlaxoSmithKline Plc	2.6%
Citigroup, Inc.	2.2
Reed Elsevier Plc	2.2
Wyeth, Inc.	2.1
Royal Dutch Petroleum Co.	2.0
International Business Machine Corp.	2.0
Altria Group, Inc.	2.0
Royal Bank of Scotland Group Plc	1.9
Nestle, SA	1.9
ENI S.p.A.	1.8
Summary of Investments by Country Classification as of 12/31/04
United States	36.7%
United Kingdom	20.0
Japan	10.7
Switzerland	6.3
France	5.9
Netherlands	3.4
Italy	3.2
Ireland	1.8
Germany	1.6
Australia	1.5
Spain	1.1
Bermuda	1.0
Cayman Islands	1.0
Republic of Korea	0.9
Hong Kong	0.5
Total Long-Term Investments	95.6%
Short-Term Investments	4.4
Other Assets in Excess of Liabilities	0.0
Total Net Assets	100.0%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102. You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

5

Proxy Voting Policies and Procedures and Proxy Voting Record

The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/04 - 12/31/04.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/04	12/31/04	07/1/04-12/31/04
Class A
Actual	$1,000.00	$1,085.98	$8.20
Hypothetical (5% annual return before expenses)	1,000.00	1,017.31	7.93
Class B
Actual	1,000.00	1,082.61	12.18
Hypothetical (5% annual return before expenses)	1,000.00	1,013.51	11.77
Class C
Actual	1,000.00	1,082.30	12.18
Hypothetical (5% annual return before expenses)	1,000.00	1,013.51	11.77

*  Expenses are equal to the Fund's annualized expense ratio of 1.56%, 2.32%, and 2.32% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). These ratios reflect an expense cap.

Assumes all dividends and distributions were reinvested.

7

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited)

Description	Number of Shares	Value
Common Stocks 95.6%
Australia 1.5%
Foster's Group, Ltd.	483,349	$2,186,959
National Australia Bank, Ltd.	138,983	3,130,091
		5,317,050
Bermuda 1.0%
Tyco International, Ltd.	97,542	3,486,151
Cayman Islands 1.0%
XL Capital, Ltd.	42,976	3,337,086
France 5.9%
BNP Paribas, SA	63,056	4,552,317
Groupe Danone	21,377	1,967,502
Lafarge, SA	42,693	4,105,763
Sanofi-Aventis	60,990	4,857,523
Total, SA	21,579	4,697,060
		20,180,165
Germany 1.6%
BASF, AG	51,519	3,698,471
Bayerische Motoren Werke, AG	36,344	1,634,367
		5,332,838
Hong Kong 0.5%
Hong Kong Electric Holdings, Ltd.	405,500	1,851,956
Ireland 1.8%
Bank of Ireland	260,912	4,329,214
Kerry Group Plc, Ser A	1,048	25,196
Kerry Group Plc, Ser A	82,788	1,979,206
		6,333,616
Italy 3.2%
ENI S.p.A.	243,821	6,083,306
Telecom Italia S.p.A.	1,485,414	4,808,663
		10,891,969
Japan 10.7%
Canon, Inc.	77,400	4,164,651
Fuji Photo Film Co., Ltd.	115,500	4,203,065
Kao Corp.	159,000	4,053,320
Mitsui Sumitomo Insurance Co., Ltd.	182,000	1,576,064
Nippon Telegraph & Telephone Corp.	496	2,219,995
Rohm Co., Ltd.	20,100	2,073,072
Sankyo Co., Ltd.	80,200	1,806,500
Sekisui House, Ltd.	250,000	2,904,403
Sumitomo Electric Industries, Ltd.	267,000	2,896,667

See Notes to Financial Statements

8

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
Japan (Continued)
Takeda Pharmaceutical Co., Ltd.	105,800	$5,311,875
Toyota Motor Corp.	40,000	1,622,963
Yamanouchi Pharmaceutical Co., Ltd.	97,000	3,765,799
		36,598,374
Netherlands 3.4%
Koninklijke Royal Philips Electronics, NV	53,886	1,424,007
Royal Dutch Petroleum Co.-ADR	122,029	7,002,024
Unilever, NV CVA	48,750	3,257,352
		11,683,383
Republic of Korea 0.9%
SK Telecome Co., Ltd.-ADR	135,273	3,009,824
Spain 1.1%
Telefonica, SA	200,976	3,772,996
Switzerland 6.3%
Holcim, Ltd. (Registered)	34,200	2,052,749
Nestle, SA (Registered)	24,814	6,468,491
Novartis, AG	73,384	3,684,472
Roche Holding, AG	16,122	1,849,174
Syngenta, AG (Registered) (a)	36,011	3,811,723
UBS, AG (Registered)	43,832	3,662,108
		21,528,717
United Kingdom 20.0%
Allied Domecq Plc	347,407	3,415,762
Amvescap Plc	264,242	1,624,427
BAA Plc	210,837	2,359,888
Barclays Plc	359,977	4,043,003
Cadbury Schweppes Plc	606,212	5,635,053
Diageo Plc	267,340	3,807,014
GlaxoSmithKline Plc	374,902	8,780,529
Imperial Tobacco Group Plc	217,273	5,942,394
Prudential Corp. Plc	225,491	1,957,759
Reed Elsevier Plc	803,362	7,398,376
Rentokil Initial Plc	492,795	1,395,486
Rolls-Royce Group Plc (a)	869,956	4,118,376
Royal Bank of Scotland Group Plc	193,640	6,502,209
Scottish & Southern Energy Plc	231,383	3,869,266
Vodafone Group Plc	2,205,567	5,970,909
WPP Group Plc	182,559	2,004,886
		68,825,337

See Notes to Financial Statements

9

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Number of Shares	Value
United States 36.7%
Alcoa, Inc.	95,894	$3,012,989
Altria Group, Inc.	110,754	6,767,069
American Electric Power Co., Inc.	95,170	3,268,138
BJ's Wholesale Club, Inc. (a)	108,196	3,151,749
Boeing Co.	95,511	4,944,604
Bristol-Myers Squibb Co.	177,373	4,544,296
ChevronTexaco Corp.	50,001	2,625,553
Citigroup, Inc.	155,731	7,503,120
Coca-Cola Co.	36,104	1,503,010
Du Pont (E.I.) de Nemours & Co.	19,704	966,481
Emerson Electric Co.	18,629	1,305,893
Exxon Mobil Corp.	48,370	2,479,446
First Data Corp.	87,628	3,727,695
Gap, Inc. (The)	79,488	1,678,787
General Dynamics Corp.	34,724	3,632,130
Georgia-Pacific Corp.	65,838	2,467,608
Hewlett-Packard Co.	166,898	3,499,851
International Business Machines Corp.	70,237	6,923,963
Kroger Co. (a)	142,542	2,500,187
Loews Corp. - Carolina Group	89,184	2,581,877
MBIA, Inc.	37,010	2,341,993
McDonald's Corp.	139,700	4,478,782
Mellon Financial Corp.	129,408	4,025,883
Merck & Co., Inc.	44,876	1,442,315
Merrill Lynch & Co., Inc.	60,538	3,618,356
New York Times Co., Class A	85,522	3,489,298
Northrop Grumman Corp.	52,566	2,857,488
Pfizer, Inc.	133,825	3,598,554
Prudential Financial, Inc.	61,961	3,405,377
Saint Paul Travelers, Inc.	105,005	3,892,535
SBC Communications, Inc.	152,116	3,920,029
United Technologies Corp.	19,528	2,018,219
Verizon Communications, Inc.	120,061	4,863,671
Viacom, Inc., Class B	96,069	3,495,951
Wyeth, Inc.	167,348	7,127,351
Xerox Corp. (a)	144,812	2,463,252
		126,123,500
Total Long-Term Investments 95.6% (Cost $266,356,393)		328,272,962

See Notes to Financial Statements

10

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ December 31, 2004 (Unaudited) continued

Description	Value
Repurchase Agreement 4.4%
State Street Bank & Trust Co. ($14,944,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.40%, dated 12/31/04, to be sold on 01/03/05 at $14,945,743) (Cost $14,944,000)	$14,944,000
Total Investments 100.0% (Cost $281,300,393)	343,216,962
Foreign Currency 0.0% (Cost $1,303)	1,550
Other Assets in Excess of Liabilities 0.0%	147,245
Net Assets 100.0%	$343,365,757

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare dividends.

ADR - American Depositary Receipt

CVA - Certification Van Aandelen

See Notes to Financial Statements

11

Van Kampen Global Value Equity Fund

Portfolio of Investments n December 31, 2004 (Unaudited) continued

Summary of Long Term Investments by Industry Classification (Unaudited)

Industry	Market Value	Percent of Net Assets
Pharmaceuticals	$46,768,388	13.6%
Integrated Oil & Gas	22,887,388	6.7
Diversified Banks	22,556,834	6.6
Integrated Telecommunication Services	19,585,354	5.7
Packaged Foods	19,332,799	5.6
Aerospace & Defense	17,570,817	5.1
Tobacco	15,291,340	4.5
Property & Casualty	11,147,679	3.2
Publishing	10,887,674	3.2
Computer Hardware	10,423,815	3.0
Electric Utilities	8,989,359	2.6
Wireless Telecommunication Services	8,980,733	2.6
Other Diversified Financial Services	7,503,120	2.2
Distillers & Vintners	7,222,776	2.1
Office Electronics	6,627,903	1.9
Construction Materials	6,158,513	1.8
Asset Management & Custody Banks	5,650,310	1.7
Life & Health Insurance	5,363,135	1.6
Diversified Chemicals	4,664,952	1.4
Restaurants	4,478,782	1.3
Photographic Products	4,203,065	1.2
Electrical Components & Equipment	4,202,560	1.2
Household Products	4,053,320	1.2
Fertilizers & Agricultural Chemicals	3,811,723	1.1
Data Processing & Outsourcing Services	3,727,695	1.1
Diversified Capital Markets	3,662,108	1.1
Investment Banking & Brokerage	3,618,356	1.1
Movies & Entertainment	3,495,951	1.0
Industrial Conglomerates	3,486,151	1.0
Automobile Manufacturers	3,257,330	1.0
Hypermarkets & Super Centers	3,151,749	0.9
Aluminum	3,012,990	0.9
Homebuilding	2,904,403	0.8
Food Retail	2,500,187	0.7
Paper Products	2,467,608	0.7
Airport Services	2,359,888	0.7
Brewers	2,186,959	0.6
Semiconductors	2,073,072	0.6
Advertising	2,004,886	0.6
Apparel Retail	1,678,787	0.5
Soft Drinks	1,503,010	0.4
Consumer Electronics	1,424,007	0.4
Diversified Commercial Services	1,395,486	0.4
	$328,272,962	95.6%

See Notes to Financial Statements

12

Van Kampen Global Value Equity Fund

Financial Statements

Statement of Assets and Liabilities

December 31, 2004 (Unaudited)

Assets:
Total Investments (Cost $281,300,393)	$343,216,962
Foreign Currency (Cost $1,303)	1,550
Cash	776
Receivables:
Dividends	883,892
Fund Shares Sold	848,559
Investments Sold	51,392
Interest	581
Other	76,594
Total Assets	345,080,306
Liabilities:
Payables:
Fund Shares Repurchased	792,875
Distributor and Affiliates	372,145
Investment Advisory Fee	191,299
Investments Purchased	51,392
Accrued Expenses	199,466
Directors' Deferred Compensation and Retirement Plans	107,372
Total Liabilities	1,714,549
Net Assets	$343,365,757
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,125,000,000 shares authorized)	$308,493,979
Net Unrealized Appreciation	61,985,177
Accumulated Undistributed Net Investment Income	(490,871)
Accumulated Net Realized Loss	(26,622,528)
Net Assets	$343,365,757
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $93,582,640 and 8,051,456 shares of beneficial interest issued and outstanding)	$11.62
Maximum sales charge (5.75%* of offering price)	.71
Maximum offering price to public	$12.33
Class B Shares:
Net asset value and offering price per share (Based on net assets of $221,103,769 and 19,611,880 shares of beneficial interest issued and outstanding)	$11.27
Class C Shares:
Net asset value and offering price per share (Based on net assets of $28,679,348 and 2,536,187 shares of beneficial interest issued and outstanding)	$11.31

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

13

Van Kampen Global Value Equity Fund

Financial Statements continued

Statement of Operations

For the Six Months Ended December 31, 2004 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $156,849)	$2,934,040
Interest	67,971
Total Income	3,002,011
Expenses:
Investment Advisory Fee	1,396,476
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $93,137, $1,070,692 and $132,769, respectively)	1,296,598
Shareholder Services	481,303
Custody	38,548
Legal	19,539
Directors' Fees and Related Expenses	12,763
Other	183,598
Total Expenses	3,428,825
Expense Reduction	49,085
Less Credits Earned on Cash Balances	1,306
Net Expenses	3,378,434
Net Investment Loss	$(376,423)
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$7,159,812
Foreign Currency Transactions	66,096
Net Realized Gain	7,225,908
Unrealized Appreciation/Depreciation:
Beginning of the Period	42,621,444
End of the Period:
Investments	61,916,569
Foreign Currency Translation	68,608
61,985,177
Net Unrealized Appreciation During the Period	19,363,733
Net Realized and Unrealized Gain	$26,589,641
Net Increase in Net Assets From Operations	$26,213,218

See Notes to Financial Statements

14

Van Kampen Global Value Equity Fund

Financial Statements continued

Statements of Changes in Net Assets (Unaudited)

	For The Six Months Ended December 31, 2004	For The Year Ended June 30, 2004
From Investment Activities:
Operations:
Net Investment Loss	$(376,423)	$(1,754)
Net Realized Gain	7,225,908	6,368,401
Net Unrealized Appreciation During the Period	19,363,733	58,975,614
Change in Net Assets from Operations	26,213,218	65,342,261
Distributions from Net Investment Income:
Class A Shares	-0-	(518,502)
Class B Shares	-0-	(553,796)
Class C Shares	-0-	(62,502)
Total Distributions	-0-	(1,134,800)
Net Change in Net Assets from Investment Activities	26,213,218	64,207,461
From Capital Transactions:
Proceeds from Shares Sold	37,128,533	109,628,901
Net Asset Value of Shares Issued Through Dividend Reinvestment	-0-	1,066,687
Cost of Shares Repurchased	(35,034,065)	(141,045,734)
Net Change in Net Assets from Capital Transactions	2,094,468	(30,350,146)
Total Increase in Net Assets	28,307,686	33,857,315
Net Assets:
Beginning of the Period	315,058,071	281,200,756
End of the Period (Including accumulated undistributed net investment income of $(490,871) and $(114,448), respectively)	$343,365,757	$315,058,071

See Notes to Financial Statements

15

Van Kampen Global Value Equity Fund

Financial Highlights (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Six Months Ended December 31,	Year Ended June 30,
	2004	2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$10.70	$8.60	$9.90	$10.57	$11.10	$11.47
Net Investment Income	.02 (a)	.06 (a)	.07 (a)	.03 (a)	.07 (a)	.06 (a)
Net Realized and Unrealized Gain/Loss	.90	2.14	(1.37)	(.60)	.38	.25
Total from Investment Operations	.92	2.20	(1.30)	(.57)	.45	.31
Less:
Distributions from Net Investment Income	-0-	.10	-0-	.10	-0-	-0-
Distributions from Net Realized Gain	-0-	-0-	-0-	-0-	.98	.68
Total Distributions	-0-	.10	-0-	.10	.98	.68
Net Asset Value, End of the Period	$11.62	$10.70	$8.60	$9.90	$10.57	$11.10
Total Return* (b)	8.60%**	25.64%	–13.13%	–5.28%	3.97%	3.22%
Net Assets at End of the Period (In millions)	$93.6	$67.1	$52.6	$59.0	$90.7	$81.7
Ratio of Expenses to Average Net Assets*	1.56%	1.64%	1.67%	1.60%	1.64%	1.66%
Ratio of Net Investment Income to Average Net Assets*	.34%	.66%	.88%	.26%	.60%	.53%
Portfolio Turnover	13%**	43%	24%	34%	33%	47%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.59%	1.67%	1.71%	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	.31%	.63%	.84%	N/A	N/A	N/A

**  Non-Annualized

N/A=Not Applicable

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

16

Van Kampen Global Value Equity Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Six Months Ended December 31,		Year Ended June 30,
	2004		2004		2003	2002		2001		2000
Net Asset Value, Beginning of the Period	$10.41		$8.37		$9.71	$10.35		$10.96		$11.42
Net Investment Income/Loss	(.02	)(a)	(.02	)(a)	.01 (a)	(.05	)(a)	(.02	)(a)	(.04	)(a)
Net Realized and Unrealized Gain/Loss	.88		2.08		(1.35)	(.56)		.39		.26
Total from Investment Operations	.86		2.06		(1.34)	(.61)		.37		.22
Less:
Distributions from Net Investment Income	-0-		.02		-0-	.03		-0-		-0-
Distributions from Net Realized Gain	-0-		-0-		-0-	-0-		.98		.68
Total Distributions	-0-		.02		-0-	.03		.98		.68
Net Asset Value, End of the Period	$11.27		$10.41		$8.37	$9.71		$10.35		$10.96
Total Return* (b)	8.26	%**	24.69%		–13.80%	–5.81%		3.36%		2.24%
Net Assets at End of the Period (In millions)	$221.1		$221.5		$205.6	$304.9		$383.9		$442.3
Ratio of Expenses to Average Net Assets*	2.32%		2.40%		2.42%	2.35%		2.39%		2.41%
Ratio of Net Investment Income/Loss to Average Net Assets*	(.42%)		(.16%)		.10%	(.47%)		(.15%)		(.34%)
Portfolio Turnover	13	%**	43%		24%	34%		33%		47%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.35%		2.43%		2.46%	N/A		N/A		N/A
Ratio of Net Investment Income/Loss to Average Net Assets	(.45%)		(.19%)		.06%	N/A		N/A		N/A

**  Non-Annualized

N/A=Not Applicable

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

17

Van Kampen Global Value Equity Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Six Months Ended December 31,		Year Ended June 30,
	2004		2004		2003		2002		2001		2000
Net Asset Value, Beginning of the Period	$10.45		$8.40		$9.71		$10.35		$10.96		$11.42
Net Investment Income/Loss	(.02	)(a)	(.01	)(a)	.04	(a)	(.05	)(a)	(.02	)(a)	(.04	)(a)
Net Realized and Unrealized Gain/Loss	.88		2.08		(1.35)		(.56)		.39		.26
Total from Investment Operations	.86		2.07		(1.31)		(.61)		.37		.22
Less:
Distributions from Net Investment Income	-0-		.02		-0-		.03		-0-		-0-
Distributions from Net Realized Gain	-0-		-0-		-0-		-0-		.98		.68
Total Distributions	-0-		.02		-0-		.03		.98		.68
Net Asset Value, End of the Period	$11.31		$10.45		$8.40		$9.71		$10.35		$10.96
Total Return* (b)	8.23	%**	24.72	%(d)	–13.49	%(c)(d)	–5.81%		3.36%		2.24%
Net Assets at End of the Period (In millions)	$28.7		$26.5		$23.0		$30.7		$38.4		$42.6
Ratio of Expenses to Average Net Assets*	2.32%		2.39	%(d)	2.39	%(d)	2.35%		2.39%		2.41%
Ratio of Net Investment Income/Loss to Average Net Assets*	(.42%)		(.13	%)(d)	.44	%(c)(d)	(.47%)		(.15%)		(.36%)
Portfolio Turnover	13	%**	43%		24%		34%		33%		47%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.35%		2.42	%(d)	2.43	%(d)	N/A		N/A		N/A
Ratio of Net Investment Income/Loss to Average Net Assets	(.45%)		(.16	%)(d)	.40	%(c)(d)	N/A		N/A		N/A

**  Non-Annualized

N/A=Not Applicable

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .23% and .29%, respectively.

(d)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect the refund of certain 12b-1 fees of less than 1% (See footnote 6).

See Notes to Financial Statements

18

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited)

1.  Significant Accounting Policies

The Van Kampen Global Value Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund commenced operations on October 29, 1997. The Fund registered Class I Shares on October 29, 2004. There were no sales of Class I Shares for the period ended December 31, 2004.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sale price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed securities and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transaction Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due to the Fund.

19

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $28,770,884, which will expire between June 30, 2010 and June 30, 2012.

At December 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$286,085,227
Gross tax unrealized appreciation	$69,126,666
Gross tax unrealized depreciation	(11,994,931)
Net tax unrealized appreciation on investments	$57,131,735

E.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the year ended June 30, 2004 was as follows:

Distributions paid from:
Ordinary Income	$1,132,573
Long-term capital gain	-0-
Return of Capital	2,227
$1,134,800

Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

F.  Foreign Currency Translation and Foreign Investments The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market

20

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

G.  Expense Reductions During the six months ended December 31, 2004, the Fund's custody fee was reduced by $1,306 as a result of credits earned on cash balances.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $1 billion	.670%
Next $500 million	.645%
Next $1 billion	.620%
Next $1 billion	.595%
Next $1 billion	.570%
Over $4.5 billion	.545%

Effective November 1, 2004, the management fee was reduced from 1.00% for the first $750 million, .95% for the next $500 million, and .90% for any average daily net assets greater than $1.25 billion.

21

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

For the six months ended December 31, 2004, the Fund recognized expenses of approximately $8,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2004, the Fund recognized expenses of approximately $22,100, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2004, the Fund recognized expenses of approximately $422,600 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

The Adviser had voluntarily agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceeded 0.25% of the average daily net assets of the Fund. For the four months ended October 31, 2004, the Adviser reimbursed $49,085 of these fees. Effective November 1, 2004, this reimbursement was discontinued.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $60,523 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the six months ended December 31, 2004, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the the Adviser, totaling $1,977.

22

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

3.  Capital Transactions

At December 31, 2004, capital aggregated $77,865,310, $204,748,034, and $25,880,635 for Classes A, B, and C, respectively. For the six months ended December 31, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	2,449,705	$26,440,640
Class B	839,860	8,664,098
Class C	190,358	2,023,795
Total Sales	3,479,923	$37,128,533
Dividend Reinvestment:
Class A	-0-	$-0-
Class B	-0-	-0-
Class C	-0-	-0-
Total Dividend Reinvestment	-0-	$-0-
Repurchases:
Class A	(670,371)	$(7,136,075)
Class B	(2,496,363)	(25,901,866)
Class C	(188,690)	(1,996,124)
Total Repurchases	(3,355,424)	$(35,034,065)

At June 30, 2004, capital aggregated $58,560,745, $221,985,802 and $25,852,964 for Classes A, B, and C, respectively. For the year ended June 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	9,869,757	$89,948,056
Class B	1,629,789	16,508,939
Class C	319,083	3,171,906
Total Sales	11,818,629	$109,628,901
Dividend Reinvestment:
Class A	47,865	$470,973
Class B	55,772	536,529
Class C	6,140	59,185
Total Dividend Reinvestment	109,777	$1,066,687
Repurchases:
Class A	(9,762,914)	$(88,029,662)
Class B	(4,969,016)	(47,868,163)
Class C	(534,583)	(5,147,909)
Total Repurchases	(15,266,513)	$(141,045,734)

23

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2004 and the year ended June 30, 2004, 132,036 and 18,826 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	5.00%	1.00%
Second	4.00%	None
Third	3.00%	None
Fourth	2.50%	None
Fifth	1.50%	None
Sixth and Thereafter	None	None

For the six months ended December 31, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $115,400 and CDSC on redeemed shares of approximately $39,200. Sales charges do not represent expenses of the Fund.

4.  Redemption Fee

Effective January 1, 2004, the Fund assessed a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund. For the six months ended December 31, 2004, the Fund received redemption fees of approximately $1,800, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $39,072,569 and $38,382,323, respectively.

6.  Distribution and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

24

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

Annual fees under the Plans of up to 0.25% of Class A average daily net assets and up to 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $3,393,200 and $1,800 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

Included in the fees for the six months ended December 31, 2004 are payments retained by Van Kampen of approximately $816,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $287,700.

7.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Forward foreign currency contracts are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At December 31, 2004, the Fund did not have any outstanding forward foreign currency contracts.

8.  Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

25

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ December 31, 2004 (Unaudited) continued

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff has sought leave to file a second amended derivative complaint that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, the parties have agreed that plaintiff's proposed second amended derivative complaint would be withdrawn and that the allegations regarding market timing and late trading asserted therein would be filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

The defendants have moved to dismiss these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

The Adviser and Van Kampen Series Fund, Inc. are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

9.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

26

Van Kampen Global Value Equity Fund

Board of Directors and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Mitchell M. Merin*

Jack E. Nelson

Richard F. Powers, III*

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Investment Adviser

Van Kampen Asset Management
1221 Avenue of the Americas
New York, New York 10020

Investment Subadviser

Morgan Stanley Investment Management Limited
1221 Avenue of the Americas
New York, New York 10020

Distributor

Van Kampen Funds Inc.
1221 Avenue of the Americas
New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 947
Jersey City, New Jersey 07303-0947

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm

Deloitte & Touche, LLP
180 N. Stetson Avenue
Chicago, Illinois 60601

*  "Interested Persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

27

Your Notes

Van Kampen

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

(continued on back)

Van Kampen

An Important Notice Concerning Our U.S. Privacy Policy continued

your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.

1 Parkview Plaza, P.O. Box 5555

Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright ©2004 Van Kampen Funds Inc. All rights reserved.

Member NASD/SIPC. 465, 565, 665

MSGL SAR 3/05  RN05-00260P-Y12/04

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  Schedule of Investments.

Please refer to Item #1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures

(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

 (b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)  Code of Ethics – Not applicable for semi-annual reports.

(b)(1)  A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(b)(2)  A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Series Funds, Inc.

By:	/s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: February 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: February 17, 2005

By:	/s/ James W. Garrett
Name: James W. Garrett
Title: Principal Financial Officer
Date: February 17, 2005